                                  Exhibit 99

                             Sunterra Corporation
                  Consolidated Debtor and Non-Debtor Entities
                                 Balance Sheet
                                August 31, 2000

                                                                   Total
                                                                Consolidated
                                                              ---------------
Assets:
------
Cash and cash equivalents                                     $    33,659,515
Cash in escrow and restricted cash                                 41,876,666
Mortgages receivable, net                                         253,564,279
Retained interests                                                 28,450,184
Due from related parties                                           19,549,668
Other receivables, net                                             70,115,215
Prepaid expenses and other assets                                  14,772,031
Investment in joint ventures/non-debtors                           20,513,192
Real estate and development costs                                 343,449,631
Property and equipment, net                                       120,773,604
Intangible assets, net                                            101,822,730
                                                              ---------------
                                                              $ 1,048,546,715
                                                              ===============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                        $    79,349,681
Notes payable subject to compromise                               479,554,643
Accounts payable not subject to compromise                         24,259,549
Accrued liabilities                                                61,428,321
Notes payable not subject to compromise                           260,631,019
Deferred income taxes                                               6,149,219
                                                              ---------------
                                                                  911,372,432

Stockholders' equity                                              137,174,283
                                                              ---------------

Total liabilities and equity                                  $ 1,048,546,715
                                                              ===============

The accompanying notes and Addendum to Monthly Operating Report are an integral part of these consolidated financial statements.

                             Sunterra Corporation
                  Consolidated Debtor and Non-Debtor Entities
                               Income Statement
                      For the Month Ended August 31, 2000

                                                                   Total
                                                               Consolidated
                                                               ------------
Revenues:
--------
Vacation interests sales                                       $  14,297,758
Interest income                                                    2,616,558
Other income (loss)                                                1,849,668
                                                               -------------
     Total revenues                                               18,763,984
                                                               -------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                   3,516,423
Advertising, sales and marketing                                   7,830,802
Provision for doubtful accounts                                    2,140,173
Loan portfolio expenses                                              803,813
General and administrative                                         4,578,345
Depreciation and amortization                                      2,216,754
                                                               -------------
Total costs and operating expenses                                21,086,310
                                                               -------------

Income (loss) from operations                                     (2,322,326)

Interest expense                                                   2,984,930
Equity (gain) on investment in joint ventures                       (459,905)
Bankruptcy expenses:
  Loss/(gain) on sale of assets                                      289,261
  Interest (income)                                                  (72,592)
  Professional fees                                                1,440,955
                                                               -------------

Income (loss) before provision for taxes                          (6,504,975)

Provision for income taxes                                           (57,866)
                                                               -------------
Net income (loss)                                              $  (6,447,109)
                                                               =============

The accompanying notes and Addendum to Monthly Operating Report are an integral part of these consolidated financial statements.

                                                                       Form No.5
                                                                        (page 1)


                        UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF MARYLAND
                        OFFICE OF UNITED STATES TRUSTEE

IN RE:                                 )     Case No. 00-5-6931-JS  through
SUNTERRA CORPORATION et al.,           )              00-5-6967-JS, 00-5-8313-JS
                                       )              (Chapter 11)
         Debtors                       )      (Jointly Administered under
                                                 Case No. 00-5-6931-JS)

MONTHLY OPERATING REPORT Calendar Month August 1 to August 31, 2000
                                        ---------------------------

                       FINANCIAL BACKGROUND INFORMATION

1.   ACCOUNT STATUS: Cash _____________Accrual        X
                                              -----------------

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report. Ann Cohen, Vice President
     ---------------------------------------------------------------------------
     6177 South Lake Ellenor Drive, Orlando, Florida 32809 (407) 532-1000
     ---------------------------------------------------------------------------

3.   EMPLOYEE INFORMATION:
     Number of employees paid this period:   667 (as of 9/30/00)
                                             ------------------
     Current number of employees             667 (as of 9/30/00)
                                             ------------------
     Gross monthly payroll:
     Officers, directors and principals      $287,216
                                             --------
     Other employees                         $2,656,502
                                             ----------
     All post-petition payroll obligations
     including payroll taxes are current.  Exceptions: None
                                                       ----

4.   Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF
     OPERATIONS since the last reporting period?  Yes ____   No X.  If yes,
                                                               ---
     explain:

     ___________________________________________________________________________

     _________________________________________________________________________


5.   Are all BUSINESS LICENSES or BONDS current?
          Yes  X   No ____  Not Applicable ____
              ---

6.   PRE-PETITION ACCOUNTS RECEIVABLE:
     Calculation still in process, will supply at a later date. See Note below

          Collected this Period           $_______________
          Ending Balance                  $_______________

7.   POST-PETITION ACCOUNTS RECEIVABLE:
     Calculation still in process, will supply at a later date. See Note below 0-30 Days: $________ 31-60 Days: $________Over 60 Days: $________

                                                                       Form No.5
                                                                        (page 2)

If there are any post-petition Accounts Receivable over 60 days, provide
                 -------------
Schedule AR giving a listing of such accounts and explain the delinquencies. ?
Yes ____    No ____.

Note:
The majority of Accounts Receivable consist of Mortgages Receivable and A/R Inventory. The Debtors are in the process of analyzing the Mortgage Receivables agings and should be able to supply an aging analysis with the September MOR. The A/R Inventory consists of vacation intervals related to mortgages receivable that are in the process of being deeded back to the Debtors. The Debtors are in the process of analyzing this inventory and will be able to supply additional details in the near future.

8.   POST-PETITION ACCOUNTS PAYABLE:
     0-30 Days:  $599,632  31-60 Days: $327,591  Over 60 Days: $81,674
                 --------              --------                -------

If there are any post-petition Accounts Payable over 30 days, provide Schedule
                 --------------
AP giving a listing of such accounts and explain the delinquencies.

Note:
The AP schedule, which provides the details for the prior period is not available. This schedule is constantly updated and reflects only the current period.

9.   TAXES:  Are all taxes being paid to the proper taxing authorities when
due? Yes  X     No ____. See Note below
         ---

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

Note:
There has been no changes to the escrow of payroll taxes as originally presented in the June MOR. Compupay and Probusiness continue to escrow payroll taxes for the Debtors. Supporting documents are available should the US Trustee require more information.

10.  BANK ACCOUNTS:  Have you changed banks or any other financial institution
---
     during this period: Yes ___    No  X
                                       ---

     If yes, explain:___________________________________________________________

     ___________________________________________________________________________

11.  Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are
     all current? Yes  X     No ____.
                      ---

                                                                       Form No.5
                                                                        (page 3)


     If no, explain:____________________________________________________________

     ___________________________________________________________________________

12.  INSURANCE:  Policy expiration dates: See Updated Attachment B

     Auto and Truck ________________         Liability     ________________
     Fire           ________________         Workers Comp  ________________
     Other          ________________         Expires:      ________________

13. ACTIONS OF DEBTOR. During the last month, did the Debtor: (a) Fail to defend or oppose any action seeking to dispossess the debtor from control
     or custody of any asset of the estate? Yes ____    No X .
                                                          ---

     If yes, explain: _________________________________________________________

     __________________________________________________________________________

     OR consent to relief from the automatic stay (Section 362)? Yes ___  No X
                                                                            ---.

     If yes, explain:___________________________________________________________

     ___________________________________________________________________________

     (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern
     value of the assets of the debtor? Yes  X   No
                                            ---    _____________________________

     If no, explain:___________________________________________________________

     ___________________________________________________________________________

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of the Debtor's assets transfer, convey or abandon any of Debtor's
                                                                 ---
     assets to another party during the period of this report other than as set
     forth herein (including sales by creditors)?  Yes  X    No ____.
                                                       ----

     If yes, explain: Sunterra Centre, an unfinished office building, was sold
                      --------------------------------------------------------
     to Orange County in August 2000.
     ---------------------------------------------------------------------------

     ___________________________________________________________________________


     If yes, a copy of court order authorizing the referenced action must be
                                                                     ----
     attached.
     See Attachment A.

Please discuss any pending motions to sell estate assets.
  Type of Motion
  --------------
     Motion For An Order Establishing Bidding Procedures For Sale of Real Property Free and Clear of Liens and Encumbrances

Brief Description of Asset
--------------------------
     40 acre parcel of land located in James City County, Virginia

                                                                       Form No.5
                                                                        (page 4)


Projected Income
----------------

     Projected income is unknown, sale price of the 40 acre parcel is $2,425,200

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. Yes: X See Attachment C.
                                                  ---
15.  PAYMENTS TO SECURED CREDITORS during Reporting Period:

                                                                  Frequency of    Amount             Next            Post-Petition
                                                                  Payments per    of Each            Payment         Pmts. Not Made
Creditor                                                          Contract        Payment            Due             No. Amt
------------------------------------------------------------------------------------------------------------------------------------
Finova (endpaper)                                                                 None
------------------------------------------------------------------------------------------------------------------------------------
Ableco Financing                                                                  $  691,144
------------------------------------------------------------------------------------------------------------------------------------
First Union                                                                       $3,818,870 (mortgage payoff)
------------------------------------------------------------------------------------------------------------------------------------
98-A Securitization                                                               $2,040,389 principal and interest
------------------------------------------------------------------------------------------------------------------------------------
99-A Securitization                                                               $2,162,999 principal and interest
------------------------------------------------------------------------------------------------------------------------------------
99-B Securitization                                                               $1,274,685 principal and interest
------------------------------------------------------------------------------------------------------------------------------------
Landers, Jackson (Cypress land)                                                   $    9,450
------------------------------------------------------------------------------------------------------------------------------------
Unicap (Matrix Funding)                                                           $   47,002
------------------------------------------------------------------------------------------------------------------------------------
GE Capital (Matrix leases)                                                        $  116,300
------------------------------------------------------------------------------------------------------------------------------------
RC Stevens (Lien payoff Sunterra Centre)                                          $  375,126
------------------------------------------------------------------------------------------------------------------------------------

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

Professional Name                    Type of Service Rendered            Fees Paid
-----------------                    ------------------------            ---------
Ableco                               DIP Financing Fees                  575,000.00
Ableco Finance                       DIP Fees                            116,143.56
Alston & Bird LLP                    Securities-Legal Services             8,391.83
AON Consulting                       Consulting                            7,500.00
Bankruptcy Services                  Services                              3,577.59
Bankruptcy Services LLC              June Services                         9,319.06
Birch De Jongh Hundels               legal fees                              787.50
Brice Vander Linden & W Dallas       Legal fees foreclosures               2,530.00
Brown & Bunch                        legal fees                              297.10
C L Raffety CPA                      professional fees                       124.13
Carlton, Fields, Ward                legal fees                            3,842.64
Chanin                               Investment Bankers                   13,299.32
Chasemellon Shareholder              legal fees                              650.50
CSC Corp                             legal fees                              278.00
David Fleishman                      General Legal-San Luis                1,005.00
David Fleishman                      Legal fees - San Luis Bay             3,122.50

                                                                       Form No.5
                                                                        (page 5)


Professional Name                    Type of Service Rendered                                Fees Paid
-----------------                    ------------------------                                ---------
David Fleishman                      Legal Fees                                                     418.32
Ivey, Harris & Walls Inc             Retainer-master contract planning & permitting               5,000.00
John Browning Real Estate            Illinois Broker                                                675.00
John Daniel                          Legal Fees                                                     409.20
Johnson Brooks Murrell               Legal fees                                                     130.00
Johnson Brooks Murrell               Legal Fees                                                  19,680.00
Johnson-Smith LLP                    State of Indiana                                                30.00
Kaufman & Canoles                    legal fees                                                  10,881.24
KPMG                                 Accountants & Financial Advisors                           500,704.54
Lowther, Johnson, Joyner             Professional fees                                               67.93
Lowther, Johnson, Joyner             legal fees                                                      28.00
Marshall Berman                      Legal Fees                                                   7,650.00
Needle Rosenberg                     Legal - re: trademark                                        5,000.00
Needle Rosenberg                     Legal - re: trademark                                          762.00
Peter Lieback                        NJ broker of record                                            700.00
RIA Group                            Legal Financial Reporting                                    1,393.82
RIA Group                            legal financial reporting                                      657.16
Schreeder, Wheeler, & Flint LLP      Legal                                                       47,650.11
Schreeder, Wheeler, & Flint LLP      Encore transfer                                              3,888.00
Schreeder, Wheeler, & Flint LLP                                                                   7,659.34
Schreeder, Wheeler, & Flint LLP      Encore transfer                                              9,778.00
Schreeder, Wheeler, & Flint LLP      Legal related expenses                                         257.33
Schreeder, Wheeler, & Flint LLP      Encore transfers                                             9,283.00
Schreeder, Wheeler, & Flint LLP      fees incurred by escrow                                        615.24
Schreeder, Wheeler, & Flint LLP      Encore transfers                                             3,385.00
Schreeder, Wheeler, & Flint LLP      Encore Transfer                                              2,590.00
Schreeder, Wheeler, & Flint LLP      Encore transfer                                             19,340.00
Schreeder, Wheeler, & Flint LLP      Legal                                                          995.00
Stoops & Kloberdanz                  Legal Fees                                                   1,193.46
Thomson & Thomson                    legal - elite membership firm                                  395.00
Troop, Steuber, Pasich               legal - hurricane loss                                          95.56
US Trustee                           Bankruptcy Fees                                             54,000.00
US Trustee                           Quarter 2 2000 Fee                                           1,250.00
White, Koch, Kelly, & McCar          Legal Fees                                                   6,326.13
White, Koch, Kelly, & McCar          legal fees                                                   1,678.89
Whiteford Taylor & Preston           Debtors Counsel - Local                                    211,166.32
Willkie Farr & Gallagher             Debtors Counsel                                            405,749.22
                                                                                             -------------
Total Payments to Professionals                                                              $2,087,351.54

17.  QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:
     Monthly Disbursements:        For the month of August:
     (calendar quarter)            Quarter 2 fees paid            $54,000
                                   Quarter 2 fees paid            $ 1,250
                                                                  -------
                                   Total Quarter 2 fees paid      $55,250

                                                                       Form No.5
                                                                        (page 6)
VERIFICATION
   I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.


Dated: November 11, 2000                DEBTOR IN POSSESSION
       -----------------

Name/Title: Lawrence E. Young CFO       By: /s/ Lawrence E. Young
            ---------------------           ---------------------

Address: 6177 South Lake Ellenor Drive, Orlando, Florida 32809
         -----------------------------------------------------

Telephone: (407) 532-1000
           --------------


REMINDER:  Attach copies of debtor in possession bank statements.
--------

NOTE: Due to the number of bank accounts, no bank statements have been attached. See Attachment D for bank account listing (same bank account listing as disclosed in the June MOR).

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The business of the Debtor is complex. While every effort has been made to make the August Monthly Operations Report accurate and complete, unintentional errors or omissions may exist. In the event that errors or omissions are discovered, the August Operating Report will be supplemented and/or amended as appropriate.

                     ADDENDUM TO MONTHLY OPERATING REPORT
                     ------------------------------------

     The Debtors have sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtors will review their records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtors reserve the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtors deem appropriate. This Monthly Operating Report should not be considered an admission regarding any of the Debtors' income, expenditures or general financial condition, but rather the Debtors' current compilation of such information based on their investigations to date. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtors or their counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

                                                                    ATTACHMENT A

                     IN THE UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF MARYLAND
                             (Baltimore Division)


In re:                                          *   Case Nos. 00-5-6931 through
                                                              00-5-6937
SUNTERRA CORPORATION, et al.,                   *       (Chapter 11)
                      ------
                                                    (Jointly Administered under
            Debtors.                            *      Case No. 00-5-6931)

*  *  *  *  *  *                                *  *  *  *  *  *  *

                        ORDER GRANTING DEBTORS' MOTION
                     FOR APPROVAL OF SALE OF REAL PROPERTY
                       AND RELATED ASSETS FREE AND CLEAR
                           OF LIENS AND ENCUMBRANCES             [STAMP]
                           -------------------------
                      (Sunterra Centre, Orlando, Florida)

     Upon consideration of the Debtors' Motion for Approval of Sale of Real Property and Related Assets Free and Clear of Liens and Encumbrances (Sunterra Centre, Orlando, Florida) (the "Motion"), pursuant to which the Debtors seek authorization to sell to Orange County, Florida ("Orange County") the real property located at 2500 W. Colonial Drive, Orlando, Florida, known as Sunterra Centre, Orlando, Florida, and those additional related assets enumerated in the Motion (collectively, the "Property"), pursuant to that certain Agreement for Sale and Purchase (the "Contract"), a copy of which was introduced into evidence at the hearing on the Motion on August 3, 2000, and good cause appearing thereto, it is therefore this 3rd day of August, 2000, by the United States Bankruptcy Court for the District of Maryland,

     It is hereby found and determined that:

A. This Court has jurisdiction to hear and determine the Motion pursuant to 28 U.S.C. (S)(S) 157 and 1334;

B. Proper, timely, adequate and sufficient notice of the Motion has been provided and no other or further notice is required;

C. The sale of the Property by the Debtor is in the best interests of the Debtors, their estates and their creditors;

D. The terms of the Contract are the result of good faith and arm's length negotiations between the parties, the Debtors have determined in the best exercise of their sound and reasonable business judgment that the Property should be sold to Orange County and the consideration to be realized by the Debtors is fair and reasonable;

E. Orange County is a purchaser of the Property from the Debtor pursuant to 11 U.S.C. (S) 363 of the Bankruptcy Code, and its purchase of the Property is in good faith. As such, Orange County is entitled to the protections set forth in 11 U.S.C. (S) 363(m); and

     NOW, THEREFORE, IT IS HEREBY

     ORDERED that the Motion be and it hereby is GRANTED; and it is further

     ORDERED that the terms and conditions of the Contract are approved in all respects and the Debtors be and hereby are authorized to sell the Property to Orange County, free and clear of all liens, security interests, pledges, pursuant to 11 U.S.C. (S) 363(f), pursuant to the terms of the Contract or under such other agreement that provides a higher and better offer for the Property; and it is further

     ORDERED, that the Debtors are authorized and empowered to deliver, fully perform under, consummate and implement the Contract; and it is further

     ORDERED, that if the Debtor and Orange County close the sale provided for in the Contract while an appeal of this Order is pending, such parties shall be entitled to rely upon the protections of 11 U.S.C. (S) 363(m) absent any stay pending appeal granted by a court of competent jurisdiction prior to such consummation; and it is further

     ORDERED, that, except as to the use of the proceeds of the Property that serve as collateral for the liens of the Debtors' postpetition lenders (which shall be governed by Orders of this Court regarding postpetition financing), the net proceeds of sale shall be held in a segregated account (the "Account") in an amount equal to the full unpaid amount of all asserted liens (disputed and undisputed) on the Property (plus 10% of said amount to allow for claims of interest and expenses, if any), which account shall be maintained until the asserted liens have been satisfied in accordance with the terms of this Order, released or determined invalid by the Court; and it is further

     ORDERED, that upon the sale of the Property as approved herein, the liens on the Property shall attach to the proceeds in the Account with the same validity, priority and effect; and it is further

     ORDERED, that the Debtors are authorized to pay the full amount of undisputed valid, non-avoidable and perfected liens on the Property from the net proceeds of the sale approved herein.

                                             /s/ James F. Schneider
                                             --------------------------------
                                             United States Bankruptcy Judge
                                                  I hereby certify that the
                                               foregoing is a true copy of the
                                               original thereof now on file in
                                               this office.

cc:  Paul M. Nussbaum, Esquire                    Dated this 9/th/ day of
     John F. Carlton, Esquire                                -----
     Whiteford, Taylor & Preston L.L.P.           August , 2000
     Seven Saint Paul Street; Suite 1400          -------
     Baltimore, Maryland 21202                    /s/ [SIGNATURE ILLEGIBLE]
                                                  ----------------------------
     Michael J. Kelly, Esquire                    Check, U.S. Bankruptcy Court
     Marc Abrams, Esquire                           for the District of Maryland
     Willkie Farr & Gallagher
     787 Seventh Avenue
     New York, New York 10019-6009

     Office of the U.S. Trustee
     300 West Pratt Street;  Suite 350
     Baltimore, Maryland 21201

     Brad Scheler, Esquire
     Fried, Frank, Harris, Shriver & Jacobson
     1 New York Plaza
     New York, New York 10004

     Jeffrey L. Tarkenton, Esquire
     Womble Carlyle Sandridge & Rice LLC
     1120 Nineteenth Street, N.W., 8/th/ Floor
     Washington, D.C. 20036

                        AGREEMENT FOR SALE AND PURCHASE

     THIS AGREEMENT FOR SALE AND PURCHASE (hereinafter referred to as the "Agreement"), made between SUNTERRA CORPORATION, a Maryland corporation (hereinafter referred to as "Seller), and ORANGE COUNTY, FLORIDA, a charter county and political subdivision of the State of Florida (hereinafter referred to as "Buyer").

                             W I T N E S S E T H:

     WHEREAS, Seller is the record owner of fee simple title to certain real property situated in the City of Orlando, Orange County, Florida, more particularly described on Exhibit "A" attached hereto (the "Land"), together
                          -----------
with an approximately 217,000 square feet office building and related improvements thereon (the "Improvements"; the Land and Improvements are hereinafter referred to collectively as the "Property"); and

     WHEREAS, Seller is the owner of those certain items of personalty, fixtures and equipment described on Exhibit "B" hereto (the "Personal Property").
                           -----------

     WHEREAS, on May 31, 2000, Seller filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy court for the District of Maryland, Baltimore Division (the "Bankruptcy Court") and has since continued in the operation of its business and management of its property pursuant to sections 1107 and 1108 of the Bankruptcy Code;

     WHEREAS, the approval of the Bankruptcy Court is required as a condition to the sale of the Property and the Personal Property pursuant to Section 363 of the Bankruptcy Code; and

     WHEREAS, subject to the approval of the Bankruptcy Court, Seller proposes to sell the Property and the Personal Property to Buyer and Buyer proposes to purchase the Property and the Personal Property from Seller, free and clear of all liens and encumbrances pursuant to 11 U.S.C. (S) 363(f), all for the Purchase Price and upon the terms and conditions hereinafter set forth; and

     NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00), and other good and valuable consideration each to the other paid, the parties hereto agree as follows:

     1.   PURCHASE AND SALE
          -----------------

          a.   Purchase Price. Seller agrees to sell, and convey the Property to
               --------------
Buyer by Quitclaim Deed (the "Deed") plus sell and convey to Buyer the Personal Property Quitclaim Bill of Sale, for the sum of $9,100,000.00 (the "Purchase Price"), which shall be paid by Buyer to Seller at the Closing in immediately available funds.

          b.   Proration. The following income and expenses shall be apportioned
               ---------
between Seller and Buyer, as of 11:59 p.m. of the date immediately preceding the Closing Date, and the parties agree to make the appropriate adjustment payment on the Closing Date, to the extent the same may be applicable: real property taxes and assessments; personal property taxes; utility charges; water meter and sewer rents, rates and charges; and any other items which otherwise are customarily apportioned at real estate closings. Any adjustments for charges to which this Paragraph would apply which would be billed after the Closing Date shall be made based upon the most recent billing received by Seller and shall be subject to re-proration after the Closing and this right shall survive the Closing, subject to Paragraph 1.d.

          c.   Meter Reading. Seller will obtain a final reading of the electric
               -------------
and gas meters no earlier than one (1) week prior to the Closing Date. Seller shall pay such amount due for the period prior to the Closing Date, adjusted on a per diem basis for each day prior to the Closing Date that the electric and gas readings occur.

          d.   Errors in Calculation. Any errors or re-proration in the
               ---------------------
calculation of charges apportioned pursuant to Paragraph 1.b. shall be corrected as soon as practicable after such error or actual cost has been ascertained, provided that any claim after the Closing Date for an adjustment in any of the charges thereunder shall be made in writing within 60 days after the Closing Date, or be forever barred. The provisions of this Paragraph shall survive the Closing.

     2.   CLOSING DATE
          ------------

          a.   This transaction shall be closed (the "Closing") on or before ten
(10) business days following the Bankruptcy Court's order approving the sale of the Property and the Personal Property (the "Order"; the date of Closing shall be referred to herein as the "Closing Date"). The Closing Date shall occur no earlier than eleven (11) days following the date of the Order's entry and shall not occur if the Order has been stayed and such stay has not been dissolved to permit a timely Closing. Closing shall take place at the offices of the Orange County Real Estate Management Division, 109 East Church Street, Suite 200, Orlando, Florida, 32801, or at a Title Company designated by the Buyer.

          b. At Closing, Seller shall deliver the Deed and any additional documents, in recordable form, necessary for the conveyance to Buyer of marketable and insurable title to the Property. Seller shall also deliver the quitclaim bill of sale for the Personal Property and execute a Closing Statement at Closing.

          c. At Closing, Buyer shall pay the Purchase Price along with all costs allocated to the Buyer herein. Buyer shall also execute a Closing Statement and any other documents reasonably required by Seller, the Bankruptcy Court or the Title Agent.

     3.   DEPOSIT ALTERNATIVE.  In lieu of a deposit, Buyer shall provide, on or
          --------------------
before the Bid Deadline, a written opinion from its attorney that, upon issuance of the Order by the Bankruptcy Court, this Agreement shall be fully binding on the Buyer, and that no further approvals and/or authorizations are necessary.

     4.   INSPECTION.
          ----------

               a. Prior to the Bid Deadline; set forth in the Bid Procedure, Buyer shall have the right to make such surveys, topographical surveys, soil test borings, structural and environmental studies, and other examinations (collectively, "Data") as it may desire with respect to the Property. Buyer, through its agents, shall have the right to enter upon the property for the purpose of performing such activities, provided said activities shall not damage the Property. To the extent permitted by law, Buyer shall assume all risks involved in Buyer's entering upon the Property for the performance of the activities set forth in this Paragraph and shall indemnify and hold Seller harmless from and against all loss, liability, costs, claims, demands, damages, actions, causes of action, suits and expenses, including but not limited to the Seller's reasonable attorneys' fees and costs at both trial and appellate levels, arising out of, related to or caused by Buyer in the exercise of any of Buyer's rights under this paragraph, and Buyer shall hold Seller and the Property harmless from any liens arising out of Buyer's activities thereon. In the event this Agreement is terminated, Buyer shall provide Seller with copies of any Data upon five (5) days' written request. Prior to the Bid Deadline, and upon written notice to Seller, Buyer shall have the right to terminate this Agreement.

               b. Upon execution of this Agreement by Seller, Seller shall provide Buyer copies of any and all surveys, examinations, drawings, architectural documents, agreements, consultant reports, plans, permits, licenses, environmental studies or reports and other studies or investigations regarding the property which are in Seller's possession or control.

     5.   EXPENSES:
          --------

               a. Seller shall pay the amounts allocated to it under Paragraph 1.b. at Closing.

               b. All recording costs and transfer taxes for the Deed shall be paid by Buyer.

               c. Buyer agrees to pay to Cushman & Wakefield of Florida, Inc., (hereinafter referred to as "C&W") who represents Buyer in this transaction, a cash commission of $273,000.00. Such commission shall be earned and paid by Buyer upon Closing. No change may be made by Seller or Buyer with respect to amount of payment, or the conditions for payment of the commission without the prior written consent of C&W. Buyer and Seller each represents to the other that it has not dealt with any party acting as a broker or sales agent in connection with the transactions described in this Agreement other than C&W. Each party agrees to indemnify, defend and hold harmless the other party from and against any and all claims, expenses, fees or costs, including reasonable attorney's fees and disbursements, as a result of claims made by any person for brokerage commissions, or other fees, with respect to the transactions described in this Agreement, as a result of the untruth of the representations of the indemnifying party under this Paragraph. The Broker Acknowledgement attached as

Exhibit "C" hereto is incorporated herein by this reference. The provisions of
-----------
this Paragraph shall survive the Closing or termination of this Agreement.

          d. Except as otherwise set forth herein, each party will be responsible for their respective fees and expenses, including but not limited to, attorney's fees.

          e. Seller shall pay the premium for an owner's title insurance policy in favor of Buyer providing coverage for the full amount of the Purchase Price, and shall also pay for any related title search or examination fees.

     6.   TITLE
          -----

          a.   Title Certificate and Title Commitment. Within five (5) days of
               --------------------------------------
receiving the Agreement signed by Buyer, Seller shall provide Buyer with a current, pro forma title commitment for the Property. Within five (5) days of the Order, Seller shall deliver to Buyer a title commitment (ALTA form) issued on First American Title Insurance Company, committing to insure Buyer as purchaser of the Property in the amount of the Purchase Price.

          b.   Exceptions to Title. The consummation of the transactions
               -------------------
contemplated herein shall be subject only to the Permitted Exceptions to title as noted in Exhibit "D" and to matters that are or should be shown on a survey of the property. Subject to the foregoing, pursuant to Section 363(f) of the Bankruptcy Code, the property shall be sold and assigned free and clear of all liens, if any.

     7.   FINAL AGREEMENT
          ---------------

     This Agreement supersedes all previous agreements or representations, either verbal or written, heretofore in effect between Seller and Buyer, made with respect to the matters herein contained, and when duly executed and approved by the Bankruptcy Court constitutes the final agreement between Seller and Buyer. No additions, alterations, or variations to the terms of this Agreement shall be valid, nor can either party waive provisions of this Agreement unless such additions, alterations, variations, or waivers are expressly set forth in writing and duly signed and approved.

     8.   BREACH
          ------

          a. If Seller breaches any of its material obligations or repudiates this Agreement in any manner ("Seller Default"), then Buyer's sole and exclusive remedies shall be to either (i) terminate this Agreement upon notice to Seller, or (ii) seek specific performance within sixty days of the Seller Default.

          b. If Buyer breaches or repudiates this Agreement in any manner, including by failing to timely consummate the transaction described herein or execute and deliver the closing documents and monies pursuant to this Agreement for any reason other than the exercise by Buyer of its rights to terminate this Agreement pursuant to the provisions hereof

("Buyer Default"), then Seller may pursue specific performance of this Agreement by Buyer. This Paragraph shall survive the termination of this Agreement.

     9.   BANKRUPTCY COURT APPROVAL AND BREAK-UP FEE:
          ------------------------------------------

               a. Seller and Buyer hereby acknowledge that on May 31, 2000, Seller commenced a voluntary reorganization case under the Bankruptcy Code. Seller and Buyer hereby acknowledge and agree that this Contract and the Closing provided hereunder is subject to the review and approval of the Bankruptcy Court. Seller agrees to use reasonable efforts to prepare, file and serve the necessary notices and motions in a form reasonably satisfactory to Buyer to have the matter heard in August, 2000 by the Bankruptcy Court and shall use its reasonable efforts to prosecute such motions and seek entry of the Order. Seller shall comply with all provisions of the Bankruptcy Code, Rules of Bankruptcy Procedure and the local rules of the Bankruptcy Court, including the provisions of the Rules of Bankruptcy Procedure as to the number of notice days required, and shall, to the extent ruled by such rules and the Bankruptcy Code, notify in writing all creditors and parties in interest of Seller to whom such notice is required. In the event that the Bankruptcy Court fails to enter the Order on or before ninety (90) days from the Effective Date, this Agreement may be terminated by the Buyer. Upon entry of the Order, the Property and the Personal Property shall be sold free and clear of any liens, security interests, pledges, claims, interests or other encumbrances. Seller and Buyer hereby acknowledge and agree that prospective purchasers of the Property will be permitted to make additional bids for the Property, subject to the provisions of Bid Procedures (defined below), and that Seller shall have the right to accept such bids.

               b. Seller represents that it intends to submit the bid procedures attached as Exhibit "E" hereto (once approved, the "Bid Procedures") to the Bankruptcy Court for approval simultaneously with submission of this Agreement. In the event that Seller is unable to sell to Buyer the Property due to the Seller's acceptance of a higher and better offer for the Property in accordance with the Bid Procedures, and in the event such alternative purchaser closes upon the purchase of said property, then at the closing of the alternative purchase, Seller shall pay Buyer $100,000.00, and neither party shall have any further obligations hereunder.

     10.  SPECIAL CLAUSES:
          ---------------

               a.   Beneficial Ownership. Seller shall comply with Section
                    --------------------
286.23, Florida Statutes, pertaining to disclosure of beneficial ownership.

               b.   Possession. Seller will surrender possession of the Property
                    ----------
at time of Closing.

               c.   Effective Date: This Agreement shall become effective on the
                    --------------
date upon which it has been fully executed by both Buyer and Seller (the "Effective Date").

               d.   Counterparts. This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be deemed to be an original as to any party whose signature appears hereon, and all of which shall together constitute one and the same instrument. This

Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signature of Buyer and Seller and have received all necessary approvals of Buyer and Seller.

               e.   Damage to or Taking of the Property. If the Property is
                    -----------------------------------
destroyed or materially damaged, or if condemnation proceedings are commenced against the Property, all proceeds of insurance or condemnation awards payable to Seller by reason of such damage or condemnation shall be paid or assigned to Buyer. Seller shall provide Buyer with copies of all correspondence it receives related to such damage or condemnation and shall obtain approval, if possible, prior to accepting any insurance proceeds or condemnation awards. This Paragraph shall contain Buyer's sole remedies in the event of any casualty or condemnation.

               f.   Termination of Agreement. Whenever one party has given the
                    ------------------------
other notice of the termination of this Agreement in accordance with thc terms hereof, and this Agreement shall be conclusively deemed and construed to have been terminated and of no further force and effect and the parties shall be deemed released from all obligations under this Agreement and neither party shall have any other rights or obligations under this Agreement except as provided herein with respect to a breach or repudiation of this Agreement by Buyer or under any other provision of this Agreement which expressly survives the termination of this Agreement.

               g.   No Assignment of Agreement. The terms, conditions and
                    --------------------------
covenants of this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective nominees, successors, beneficiaries and permitted assignees. Neither Buyer nor Seller may transfer, assign or encumber this Agreement or any interest herein, by operation of law or otherwise, without the prior written consent of Seller.

               h.   No Recording. Neither party shall record, or attempt to
                    ------------
record this Agreement or a memorandum hereof. The provisions of this Paragraph shall survive the termination of this Agreement.

               i.   Insurance. Seller shall maintain fire, hazard and casualty
                    ---------
insurance on the Property and the Personal Property through Closing, which insurance shall provide coverage for at least the insured property's full replacement value.

               j.   Severability. Any provision of this Agreement which is
                    ------------
prohibited or unenforceable shall be ineffective to the extent of such prohibition or enforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of any other provision of this Agreement.

               k.   Governing Law. This Agreement shall be construed,
                    -------------
interpreted and governed by the internal laws (and not the conflict laws) of the State of Florida and the applicable provisions of the Bankruptcy Code.

               l.   Jurisdiction. The Bankruptcy Court shall retain exclusive
                    ------------
jurisdiction over any matter arising from or relating to the sale of the Property and the enforcement of any rights and remedies of Seller or Buyer hereunder. Buyer hereby consents to such jurisdiction.

               m.   Not a Joint Venture. Seller and Buyer each acknowledge and
                    -------------------
agree that the relationship between them is that of seller and purchaser and this Agreement does not constitute a partnership, joint venture or any other association between them.

               n.   Conflicts with the Order. In the event of any conflict or
                    ------------------------
inconsistency between the provisions of this Agreement or the Order, the provisions of the Order shall govern and control.

               o.   Radon Gas. Pursuant to the provisions of Section 404.056(8),
                    ---------
Florida Statutes, Seller hereby notifies Buyer as follows with respect to the
Land: "Radon is naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit."

     11.  CLOSING CONDITIONS:
          ------------------

               a.   Bankruptcy Court. The obligation of Seller and Buyer to
                    ----------------
consummate the transactions described herein shall be contingent upon (x) Bankruptcy Court approval of Seller's rejection of the Agreement dated April 29, 1999 between Seller and Harpaul Ohri, and (y) entry of the Order (in form reasonably satisfactory to Buyer). The Order shall provide for the sale of the Property and the Personal Property free and clear of all liens, security interests, pledges, interest and other encumbrances pursuant to 11 U.S.C. (S) 363(f) and shall contain findings that Buyer is a good faith purchaser for value and is entitled to the protections of 11 U.S.C. (S) 363 (m). The offer of Buyer contained in this Agreement shall remain open and irrevocable from the Effective Date until 5:00 p.m. on the thirtieth (30th) day following the entry of an order by the Bankruptcy Court approving the sale of the Property to a third party (other than Buyer), after which time the Buyer may terminate this Agreement by delivering written notice to Seller. Notwithstanding the foregoing, Buyer may terminate this Agreement if the Bankruptcy Court fails to enter the Order on or before ninety (90) days from the Effective Date hereof.

               b.   Performance of Obligations. The obligations of each party to
                    --------------------------
consummate the transactions described herein shall also be contingent upon the complete and timely performance, in all material respects by the other party of each of such other party's obligations hereunder and upon the truth in all material respects of each of such other party's representations and warranties contained herein, if any, on and as of the Closing Date.

               c.   Default by a Party. If any of the conditions to a party's
                    ------------------
obligation to consummate the transactions described herein specified in this Paragraph is not satisfied at or before Closing, and at least three (3) business days' notice and opportunity to cure has been given to the defaulting party, the non-defaulting party may (without affecting such non-defaulting party's remedies specified in Paragraph 8) elect to terminate this Agreement by written notice given to the defaulting party.

     12.  NOTICES
          -------

     Any notice or other communication permitted or required to be given hereunder by one party to the other shall be in writing and shall be delivered or mailed, by registered or certified United States Mail, postage prepaid, return receipt requested, or by nationally recognized, overnight courier (e.g. Federal Express) to the party entitled or required to receive the same, as follows:

            TO SELLER:        SUNTERRA CORPORATION
                              6177 Lake Ellenor Drive
                              Orlando, Florida 32809
                              Attn: Robert Davis

            WITH A COPY TO:   Foley & Lardner
                              111 N. Orange Avenue,
                              Suite 1800
                              Orlando, Florida 32801
                              Attn:  Terence J. Delahunty, Jr.

            TO BUYER:         Orange County, Florida
                              P.O. Box 1393
                              Orlando, Florida 32802
                              Attn: County Administrator

            WITH A COPY TO:   Orange County Real Estate
                              Management Division
                              109 E. Church Street
                              Suite 200
                              Orlando, Florida 32802
                              Attn:  Real Estate Manager

            WITH A COPY TO:   Orange County Attorney's Office
                              Orange County Administration
                              P.O. Box 1393
                              Orlando, Florida 32902-1393
                              Attn: County Attorney

Any notice to either Seller or Buyer hereunder shall not be effective unless and until a copy thereof has also been delivered or mailed, in accordance with the foregoing requirements, to all parties whose addresses are set forth above.

     13.  WARRANTIES, REPRESENTATIONS AND COVENANTS
          -----------------------------------------

               a.   Fulfillment of Seller's Obligations. Upon the execution and
                    -----------------------------------
delivery by Seller of the Deed and the other documents to be executed and delivered by Seller at the Closing and the fulfillment of the other conditions to Buyer's obligations to consummate the transactions provided for herein, Seller shall be deemed to have fully complied with and fulfilled all of the conditions, warranties, representations and covenants of this Agreement on the part of Seller.

               b.   Buyer's Representations. Buyer warrants, represents and
                    -----------------------
covenants to Seller as of the Effective Date and on and as of the Closing Date that (i) Buyer is a political subdivision of the State of Florida (ii) Buyer has full power and authority to deliver this Agreement and to perform its obligations hereunder and has taken all necessary action to authorize the execution and performance of this Agreement and the consummation of the transactions contemplated herein, subject to the approval of the Bankruptcy
Court: and (iii) Buyer has the financial resources to consummate the transaction contemplated herein and pay the Purchase Price. Without limiting the foregoing, Buyer has funds available (either cash on hand or pursuant to committed financing agreements which do not contain any material qualification to the lender's obligation to advance funds to Buyer) to satisfy all of its obligations in this Agreement, including without limitation, the payment of the Purchase Price.

               c.   Buyer's Acknowledgments. Buyer acknowledges that it is
                    -----------------------
accepting the Property as of the Closing Date "AS IS, WHERE IS AND WITH ALL FAULTS." Buyer acknowledges that Seller has not made and will not make, nor shall Seller be deemed to have made, any warranty or representation, express or implied, as to (i) the fitness, design or condition of the Property for any particular use or purpose, (ii) the quality of the material or workmanship therein, (iii) the existence of any defect, latent or patent, (iv) Seller's title thereto which is being conveyed as is, with all defects and objections,
(v) value, (vi) compliance with specifications, (vii) location, (viii) use, (ix) condition, (x) merchantability, (xi) quality, (xii) description, (xiii) durability, (xiv) operation, or (xv) the existence of any hazardous substance and all risks incident thereto which are to be borne by Buyer. Buyer further acknowledges that Seller has not made any representations or warranties with respect to environmental conditions on or affecting the Property, including (i) whether the Property has been or is contaminated by or with, or has or is contaminating or has or is contributing to the contamination of any other property with any substance in any manner which could require remediation under any law or regulation, including local, state, federal or common law, (ii) whether the Property contains or has ever contained any environmentally sensitive areas in which development could be precluded or limited under any law or regulation, including local, state, federal or common law, or wetlands or flood plains regulations or laws, (iii) whether the property contains or has ever contained any underground tanks or substances of any kind, including asbestos or polychlorinated biphenyls, whose removal or disposal is subject to or has ever been subject to special regulations under any law or regulation, including local, state, federal or common law, or (iv) whether any activities on the Property have been conducted or are being conducted in violation of any law concerning the handling of any materials by reason of the hazardous or toxic characteristics of such material, or the disposal of any wastes, the discharge of any materials into the soil, air, surface, water, or groundwater, or the conducting of activities in environmentally sensitive areas. In the event of any detect or deficiency in any portion of the Property of any nature, whether latent or patent, Seller shall not have any responsibility or liability with respect thereto or for any incidental or consequential damages (including strict liability in tort). The provisions of this Paragraph 12(c) have been negotiated with the advice of counsel, and are intended to be a complete exclusion and negation of any warranties by Seller, express or implied, with respect to the Property, arising pursuant to the Uniform Commercial Code or any other law now or hereafter in effect or arising otherwise. The provisions of this Paragraph 12(c) shall survive the Closing or the termination of this Agreement.

          d. Seller represents and warrants that: (i) this Contract has been, and all of the documents to be delivered by Seller to Buyer at Closing will be, duly authorized, executed and delivered by Seller and subject to the terms and conditions of this Contract are or will be legal, valid and binding obligations of Seller; are or will be at Closing, enforceable in accordance with their respective terms; do not, and to the best of Seller's knowledge, will not at Closing, violate any provisions of any agreement or other document to which Seller is a party; and that no further consent or approval is required from any other person or entity, except from the Bankruptcy Court; (ii) Seller has the full power and authority to deliver this Contract and to perform its obligations hereunder and has taken all necessary action to authorize the execution and performance of this Contract and the consummation of the transactions contemplated herein subject to the approval of the Bankruptcy Court; (iii) there are no pending actions affecting Seller's right, power or authority; and (iv) Seller is not a foreign person under 1445 (f)(3) of the Internal Revenue Code.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date(s) written below.

                     [Signatures Begin on Following Page]

                                 SELLER:

                                 SUNTERRA CORPORATION, a Maryland corporation

                                 1781 Park Center Drive
                                 Post Office Address

                                 ____________________________________________

                                 By: /s/ Stephen M. Richmond
                                     ----------------------------------------
                                 Stephen Richmond -- Executive Vice President


                                 ATTEST:_____________________________________


                                 ____________________________________________
                                 Printed Name

                                 DATE:_______________________________________

                                                            (CORPORATE SEAL)

                                        BUYER:

FORM AND CONTENT                        ORANGE COUNTY, FLORIDA
APPROVED THIS
_____ day of ______________ 2000.       By:  Board of County Commissioners

By:______________________________       By: /s/ Ajit Lalchandani
                                           ----------------------------------

Name:____________________________           Mel Martinez, Chairman

                                        Date:   7-31-00
                                             --------------------------------

                                  EXHIBIT "A"
                               LEGAL DESCRIPTION

LOT I SUNTERRA CENTRE, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 42, PAGE 81, PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA

                                  EXHIBIT "B"
                               Personal Property


ON-SITE
-------

1. Door frames, metal studs and sheetrock stored on site for the interior buildout.

2. Curtain wall storefront framing material for the Entry stored on site but not installed.

3. HVAC duct installed and duct material, fabricated metal duct not installed for the interior build-out.

4. Other miscellaneous materials, personalty, fixtures and equipment stored on site.

OFF-SITE
--------

1. Emergency Generator, Serial Number 6HN00652, Model Number 3516B. The generator is currently located at Ringhaver, at 9901 Ringhaver Drive, Orlando, Florida.

2. Any additional personalty stored off site that is (a) related to the use of the Property and (b) agreed to by the parties on or before closing.

                                  EXHIBIT "C"

                             BROKER ACKNOWLEDGMENT

     Cushman & Wakefield of Florida, Inc. ("C&W"), as broker for Orange County, Florida, the Buyer under that certain Agreement for Sale and Purchase dated July ___, 2000, by and between the Buyer and Sunterra Corporation (the "Agreement"), acknowledges and agrees to the terms of Paragraph 5c. of the Agreement. By execution of this document, C&W further acknowledges and agrees that it is entitled to a cash commission of $273,000.00, to be paid upon Closing pursuant to the Agreement. C&W further acknowledges and agrees that Sunterra Corporation has no obligations and/or liability with respect to brokerage commissions due under the Agreement or otherwise arising out of the sale of Sunterra Centre to Buyer.


                                        CUSHMAN & WAKEFIELD OF
                                        FLORIDA, INC.


                                        By: /s/ Stephen M. Coughlin
                                            ---------------------------------
                                        Name:  Stephen M. Coughlin
                                             --------------------------------
                                        Title:      Director
                                              -------------------------------
                                        Date:        7-27-00
                                             --------------------------------

                                  EXHIBIT "D"
                             PERMITTED EXCEPTIONS

     1. The lien of all taxes for the year 2000 and subsequent years, which are not yet due and payable.

     2. Easement in favor of the City of Orlando filed July 16, 1963 in Official Records Book 1222, Page 591, Public Records of Orange County, Florida.

     3. Terms and conditions of Cross Easement and Operating Agreement (the "CEOA") by and between Orlando Plaza, Inc., a Florida corporation, and Montgomery Ward Realty Corporation, a Delaware corporation, filed in Official Records Book 1398, Page 321; to the extent applicable to the CEOA, that certain Assignment and Assumption of Lease filed in Official Records Book 3154, Page 784; Assignment and Assumption of Operating Agreements filed March 20, 1998 in Official Records Book 5438, Page 3971; Amended and Restated Reciprocal Easement Agreement by and between Sunterra Corp., A Maryland corporation and Harpaul S. Ohri, trustee dated April 29, 1999 and recorded October 1, 1999 in Official Records Book 5850, Page 386; and Consent to Amended and Restated Reciprocal Easement Agreement filed October 1, 1999 in Official Records Book 5850, page 403, Public Records of Orange County, Florida.

     4. Memorandum of Agreement between MW-Orlando Colonial LLC and Sunterra Corp., A Maryland corporation, filed June 17, 1999 in Official Records Book 5776, Page 1447, and Public Records of Orange County, Florida.

     5. Subject to the plat of Sunterra Centre as recorded in Plat Book 42, Page 81, Public Records of Orange County, Florida.

Sunterra Resorts Policy Register 2000-2001                          Attachment B

-----------------------------------------------------------------------------------------------------------------------------------
Type of                   Company &            Policy Period    Limits/Deductible              Premium           Comments
Coverage                   Policy
                           Number
-----------------------------------------------------------------------------------------------------------------------------------
Primary General          American Safety       8/1/00-8/1/01  $2,000,000   Aggregate            $450,000          McGriff Broker
Liability                Risk Retention                       $2,000,000                        $22,500           Covers all
                                                              Products/Completed Operations     Taxes/Fees        Sunterra Corp.'s
                                                              Aggregate                                           Locations except
                                                              $1,000,000   Personal &                             Lake Arrowhead,
                                                                           Advertising                            Hawaii resorts
                                                                           Injury                                 and St. Maarten
                                                              $1,000,000   Each                                   Resorts
                                                                           Occurrence                             and St. Maarten
                                                              $50,000Fire  Legal
                                                              $1,000,000   EBL
                                                              $1,000,000   Liquor Liability
                                                              $5,000       Deductible
-----------------------------------------------------------------------------------------------------------------------------------
General Liability Stop   American Safety       8/1/00-8/1/01  Covers deductible for 12 month    $  175,000        McGriff Broker
Loss Aggregate Fund      Risk Retention                       policy
-----------------------------------------------------------------------------------------------------------------------------------
Excess General           Great American        3/1/00-3/1/01  $50M each occurrence/$50M         $   57,500        McGriff Broker
Liability                Insurance Company                    aggregate where applicable                          As above
                         #TUU3577947                          Excess of scheduled underlying
                                                              or SIR
                                                              SIR: $10,000
-----------------------------------------------------------------------------------------------------------------------------------
Excess                   Indemnity             3/1/00-3/1/01  $50M Each Occurrence/$50M         $   29,000        McGriff
General Liability        Insurance Company                    aggregate where applicable                          Broker
                         of North America                     /excess of                                          As Above
                         #G20115476                           $50M Each Occurrence/$50M
                                                              aggregate where applicable
                                                              excess of/scheduled underlying
                                                              SIR
-----------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2000-2001                          Attachment B


-----------------------------------------------------------------------------------------------------------------------------------
Type of                   Company &            Policy Period       Limits/Deductible                  Premium      Comments
Coverage                    Policy
                            Number
-----------------------------------------------------------------------------------------------------------------------------------
Foreign Liability DIC    Fireman's Fund        3/1/00-3/1/01       $1,000,000  Commercial GL          $   65,884   McGriff Broker
General Liability Cover  Insurance Company                         $1,000,000  Contingent Auto Liab                Covers claims
                         #IDC68279405                              $1,000,000  Employers Liab.                     brought against
                                                                                                                   Sunterra Corp.
                                                                                                                   and Subsidiaries
                                                                                                                   for claims/
                                                                                                                   accidents
                                                                                                                   occurring
                                                                                                                   outside the USA
                                                                                                                   which are
                                                                                                                   litigated/filed
                                                                                                                   in USA

-----------------------------------------------------------------------------------------------------------------------------------
Property Policy          Lloyds of London      3/01/00 - 3/01/01   $2.5 million annual aggregate      $1,842,776   McGriff Broker
                         168601L                                                                                   Covers all
                                                                                                                   Sunterra Corp.'s
                                                                                                                   owned or managed
                                                                                                                   resorts, except
                                                                                                                   for Lake
                                                                                                                   Arrowhead and
                                                                                                                   the St. Maarten
                                                                                                                   Resorts
-----------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2000-2001                          Attachment B


-----------------------------------------------------------------------------------------------------------------------------------
Type of                Company &         Policy Period    Limits/Deductible              Premium       Comments
Coverage                Policy
                        Number
-----------------------------------------------------------------------------------------------------------------------------------
                       Lloyds of London   3/01/00 -       $2.5 million excess of $2.5     $947,726     McGriff Broker
                       168602L            3/01/01         million annual aggregate for                 Excess property
                                                          all perils, separately for                   cover 2nd layer
                                                          Flood and Earthquake                         $5,000,000 in
                                                                                                       combined limits
                                                                                                       property,
                                                                                                       business
                                                                                                       interruption
                                                                                                       and continuing
                                                                                                       expenses
                                                                                                       coverage
                                                                                                       This policy
                                                                                                       will drop down
                                                                                                       and become
                                                                                                       primary if the
                                                                                                       above policy
                                                                                                       limits are
                                                                                                       exhausted
-----------------------------------------------------------------------------------------------------------------------
                       Indemnity Ins.     3/01/00 -       $20 million excess of $2.5      $436,832     McGriff Broker
                       Co. of North       3/01/01         million per occurrence which                 Excess property
                       America                            in turn excess of $2.5                       cover 3rd layer
                       GPAD34572707                       million annual aggregate for                 $25,000,000 in
                                                          all perils annually                          combined
                                                          separately for Flood and                     property,
                                                          Earthquake                                   business
                                                                                                       interruption
                                                                                                       and continuing
                                                                                                       expenses
                                                                                                       coverage
-----------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2000-2001                          Attachment B

----------------------------------------------------------------------------------------------------------------------------------
  Type of         Company &                Policy             Limits/Deductible              Premium            Comments
 Coverage          Policy                  Period
                   Number
----------------------------------------------------------------------------------------------------------------------------------
                 Lloyds of            3/01/00 - 3/01/01    $50 million excess $22.5          $ 92,163          McGriff Broker
                 London/ Royal                             million except California                           Excess Property
                 Surplus Lines-                            Earthquake ($30 million                             4/th/ layer
                 Each $25M part                            excess $22.5 million per                            $75,000,000
                 of $50 M168603L                           occurrence which in turn                            in combined
                                                           excess of $2.5 million                              property,
                                                           annual aggregate for all                            business
                                                           perils)                                             interruption and
                                                                                                               continuing
                                                                                                               expenses coverage
                 -----------------------------------------------------------------------------------------------------------------
                 Indemnity            3/01/00-3/01/01      $50 million excess of $72.5       $102,693          McGriff Broker
                 Insurance Co. of                          million per occurrence,                             Excess Property
                 North America                             which in turn, excess of                            5/th/ layer
                 KHD314576                                 $2.5 million annual                                 $125,000,000 in
                                                           aggregate for all perils                            combined property,
                                                                                                               business
                                                                                                               interruption and
                                                                                                               continuing
                                                                                                               expense
                                                                                                               coverage. Note
                                                                                                               primary policy
                                                                                                               limits are
                                                                                                               aggregate in the
                                                                                                               event this is
                                                                                                               depleted there
                                                                                                               will be
                                                                                                               $122,500,000
----------------------------------------------------------------------------------------------------------------------------------
Boiler and       Travelers            3/1/00-3/1/01        $50,000,000                       $ 17,994          McGriff Broker
Machinery        Insurance                                                                                     Covers all
Coverage         Company                                                                                       Sunterra Corp.'s
                 #M5JBMG272K                                                                                   locations and
                 9361                                                                                          resorts except
                                                                                                               St. Maarten and
                                                                                                               North Bay @ Lake
                                                                                                               Arrowhead
----------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2000-2001                          Attachment B

----------------------------------------------------------------------------------------------------------------------------------
  Type of         Company &                Policy             Limits/Deductible              Premium            Comments
 Coverage          Policy                  Period
                   Number
----------------------------------------------------------------------------------------------------------------------------------
HOA D&O          National Union       11/1/99-11/1/00      $5,000,000 limit                                    MARSH Broker
Policy           Fire Insurance                            $50,000 deductible                                  Individual D&O
                 Co. #008602823                                                                                policies for HOA
                                                                                                               Boards
                                                                                             $5831             AOAO Poipu Point
                                                                                                               #81525715B
                                                                                             $6248             AOAO Hawaiian
                                                                                                               Monarch
                                                                                                               #81207335E
                                                                                             $2499             Breakers of Ft.
                                                                                                               Lauderdale Condo
                                                                                                               Assoc. #81579100
                                                                                             $4165             Cypress Pointe
                                                                                                               II Condo Assoc.
                                                                                                               #81556235A
                                                                                             $2499             Cypress Pointe
                                                                                                               Resort @Lk.
                                                                                                               Buena Vista
                                                                                                               Condo Assoc.
                                                                                                               #81380315E
                                                                                             $2499             Gatlinburg Town
                                                                                                               Square Resort
                                                                                                               Condo II Assoc.
                                                                                                               #81579028A
                                                                                             $2499             Gatlinburg Town
                                                                                                               Square Members
                                                                                                               Assoc. #81578646
                                                                                             $2499             Gatlinburg Town
                                                                                                               Square Master
                                                                                                               Assoc. #81579028A
                                                                                             $2499             Grand Beach
                                                                                                               Resort Condo
                                                                                                               Assoc. #81452277C
                                                                                             $2499             Highland's @
                                                                                                               Sugar Owner's
                                                                                                               Assoc. #81578647
----------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2000-2001                          Attachment B

----------------------------------------------------------------------------------------------------------------------------------
  Type of         Company &              Policy               Limits/Deductible              Premium            Comments
 Coverage          Policy                Period
                   Number
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
HOA D&O          National Union       11/1/99-11/1/00      $5,000,000 limit                  $2499             Lake Tahoe
Policy           Fire Insurance                            $50,000 deductible                                  Vacation
CONTINUED        Co. #008602823                                                                                Ownership Resort
FROM                                                                                                           Owner's Assoc.
PREVIOUS                                                                                                       #81512302C
PAGE                                                                                         $1666             Mountain Meadows
                                                                                                               Timeshare
                                                                                                               Owner's Assoc.
                                                                                                               #81578888A
                                                                                             $2565             Plantation @
                                                                                                               Fall Creek Condo
                                                                                                               Assoc. #81417322D
                                                                                             $1666             Poipu Point
                                                                                                               Vacation Owner's
                                                                                                               Assoc. #81525197B
                                                                                             $2499             Polynesian Isles
                                                                                                               Resort Condo IV
                                                                                                               Assoc. #81578980A
                                                                                             $1666             Polynesian Isles
                                                                                                               Resort Master
                                                                                                               Assoc. #81578988A
                                                                                             $1666             Polynesian Isles
                                                                                                               Resort Condo
                                                                                                               Assoc. #81578887A

                 -----------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2000-2001                          Attachment B

-----------------------------------------------------------------------------------------------------------------------------------
  Type of       Company &             Policy         Limits/Deductible              Premium                      Comments
  Coverage       Policy               Period
                 Number
-----------------------------------------------------------------------------------------------------------------------------------
HOA D&O         National Union        11/1/99-       $5,000,000 limit               $     2499                 The Ridge on
Policy          Fire Insurance        11/1/00        $50,000 deductible                                        Sedona Golf
CONTINUED       Co.                                                                                            Resort Owner's
FROM            #008602823                                                                                     Assoc. #81522819A
PREVIOUS                                                                            $     2499                 Royal Dunes
PAGE                                                                                                           Beach Villas @
                                                                                                               Port Royal
                                                                                                               Resort Owner's
                                                                                                               Assoc. #81449641B
                                                                                    $     3000                 San Luis Bay Inn
                                                                                                               Timeshare Assoc.
                                                                                                               #8606005
                                                                                    $     4165                 Scottsdale Villa
                                                                                                               Mirage Resort
                                                                                                               Owner's Assoc.
                                                                                                               81526473A
                                                                                    $     1666                 Sedona Springs
                                                                                                               Resort Owner's
                                                                                                               Assoc. #81471130A
                                                                                    $     2499                 Sedona Summit
                                                                                                               Resort Owner's
                                                                                                               Assoc. #81511553B
                                                                                    $      246                 The Tahoe Beach
                                                                                                               & Ski Club
                                                                                                               Owners Assoc.
                                                                                                               #81280553C
                                                                                    $     4165                 Vacation
                                                                                                               Timeshare Owners
                                                                                                               Assoc. #81578977A
-----------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2000-2001                          Attachment B

------------------------------------------------------------------------------------------------------------------------------------
  Type of           Company &          Policy           Limits/Deductible                Premium                    Comments
  Coverage           Policy            Period
                     Number
------------------------------------------------------------------------------------------------------------------------------------
HOA D&O          National Union        11/1/99-         $5,000,000 limit                 $     1666             Villas de Santa
Policy           Fire Insurance        11/1/00          $50,000 deductible                                      Fe Condo Assoc.
CONTINUED        Co.                                                                                            #81579463A
FROM             #008602823                                                                                     Villas @ Poco
PREVIOUS                                                                                                        Diablo Assoc.
PAGE                                                                                                            #81301297C
                                                                                         $     1666             Villas of Sedona
                                                                                                                Owners Assoc.
                                                                                         $     1666             #81558152A
                                                                                                                Villas on the
                                                                                                                Lake Owners
                                                                                                                Assoc. #81513472B
                                                                                         $     1666
------------------------------------------------------------------------------------------------------------------------------------
Corp. D&O        Genesis               6/10/99-         $10,000,000                      $  152,790             Marsh Broker
                 Insurance Co.         1/27/01                                                                  Aggregate limits
                 #YB001931                                                                                      of 25,000,000
                                                                                                                were reinstated
                                                                                                                through end of
                                                                                                                current policy
                                                                                                                period
                 -------------------------------------------------------------------------------------------------------------------
                 Genesis               6/10/99-         $10,000,000 X 15 million         $   76,395             Marsh Broker
                 Insurance Co.         1/27/01
                 #YXB001937
                 -------------------------------------------------------------------------------------------------------------------
                 Reliance              6/10/99-         $5,000,000 X 10 million          $   54,310             Marsh Broker
                 Insurance Co.         1/27/01
                 #NDA012112396
------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico GL   National              3/1/00-          $2,000,000 Aggregate             $      500             McGriff Broker
Policy           Insurance             3/1/01           $2,000,000 Each Occurrence                              Coverage for
                 Company                                $500,000   Fire Legal Liab.                             Sales Office
                 #CLP-233788                            $5,000     Medical Exp.
------------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2000-2001                          Attachment B

-----------------------------------------------------------------------------------------------------------------------------------
  Type of             Company &              Policy                Limits/Deductible               Premium           Comments
  Coverage             Policy                Period
                       Number
-------------------------------------------------------------------------------------------------------------------------------
Fiduciary            Legion Ins. Co.         8/26/99-         $2,500,000   Each Claim and in       $    5,400     McGriff Broker
Liability            LF30625610              9/01/00                       the aggregate                          Corporate
                                                              $2,500,000   Legal expense per                      Fiduciary
                                                                           policy period                          Liability
                                                                                                                  For Employee
                                                                                                                  Benefit Plans
                                                                                                                  401k and saving
                                                                                                                  plans
-----------------------------------------------------------------------------------------------------------------------------------
Professional         Philadelphia            6/1/00-          $ 5,000,000                          $   75,000     Marsh E&O
Liability E&O        Indemnity               6/1/01           $10,000 deductible                                  Coverage for
                     Binder # 234514                                                                              Mortgage
                                                                                                                  Banking, Resort
                                                                                                                  Management and
                                                                                                                  Independent
                                                                                                                  Brokers by
                                                                                                                  endorsement
-----------------------------------------------------------------------------------------------------------------------------------
Workers              Greenwich               6/15/00-         $1,000,000   Limit Per Accident      $1,374,488     McGriff
Compensation         Insurance               6/15/01          $1,000,000   Disease Policy          $     3257
                     WGO00003461                                           Limit                   Taxes/Fees
                                                              $1,000,000   Disease - Each
                                                                           Employee
-----------------------------------------------------------------------------------------------------------------------------------
EPL                  Lexington               4/8/00-          $15,000,000  each insured            $  256,110     Marsh
                     #107-9818               4/8/01           event limit                          (does not      EPL coverage
                                                              $15,000,000 total aggregate          include E&S    extends to
                                                              policy period limit                  or other       independent
                                                              Deductible: $50,000                  applicable     contractors and
                                                                                                   taxes.         claims against
                                                                                                                  Sunterra for
                                                                                                                  acts of
                                                                                                                  independent
                                                                                                                  contractors

-----------------------------------------------------------------------------------------------------------------------------------
Windstorm            Lloyds of               11/01/99         $225,000  excess of $25,000          $   34,248     McGriff
Buydown Ft.          London                  -                $  29,950,000  TIV                                  Breakers of Fort
Lauderdale           RM01156                 11/01/00                                                             Lauderdale Condo
                                                                                                                  Association
-----------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2000-2001                          Attachment B

---------------------------------------------------------------------------------------------------------------------------------
   Type of                    Company &          Policy              Limits/Deductible                  Premium      Comments
  Coverage                     Policy            Period
                               Number
---------------------------------------------------------------------------------------------------------------------------------
Hawaii GL Policy         TIG Insurance Co.       3/1/00-          $1,000,000 each occurrence           $  126,555  Marsh Honolulu
                         #T631404954             3/1/01           $50,000 fire damage                              Broker
                                                                  $5000 med. exp.                                  Insures Marc
                                                                  $1,000,000 personal injury                       Resorts
                                                                  $2,000,000 general aggregate                     & Sunterra
                                                                  $2,000,000 products-comp/op agg.                 Pacific Resort
                                                                  $1000 deductible                                 Locations in
                                                                                                                   Hawaii
---------------------------------------------------------------------------------------------------------------------------------
General Liability        TIG                     3/01/00-         $2,000,000  Aggregate                $    8,663  McGriff Broker
Ridge Spa and Racquet    T7003750051203          3/01/01          $1,000,000  Occurrence                           Separate
Club                                                              $300,000  Fire Damage                            Policy For
                                                                  $5,000  Medical Exp.                             Spa & Health
                                                                                                                   Club
---------------------------------------------------------------------------------------------------------------------------------
Marina Operators         CIGNA Insurance         3/01/00-         $2,000,000  Protection &             $   18,121  McGriff Broker
Liability                Company                 3/01/01                      Indemnity                            Plantation at
                         Y05722652                                $1,000,000  Rental Liability                     Fall Creek
                                                                  $100,000  per vessel Bailees                     Villas on the
                                                                  $1,000,000  per occurrence                       Lake
                                                                              Bailees                              Powhatan
                                                                  $1,000  Deductible                               Plantation
                                                                                                                   Campground &
                                                                                                                   Marina
---------------------------------------------------------------------------------------------------------------------------------
Comprehensive 3D         National Union Fire     2/28/00-         $200,000 single loss                 $    2,500  Marsh Broker
Policy (#10/81) for      Insurance Co.           2/28/01          Deductible $2500 single loss                     Employee
Island Colony            #860-60-05                                                                                Dishonesty
                                                                                                                   Coverage
---------------------------------------------------------------------------------------------------------------------------------
Comprehensive 3D         National Union Fire     2/18/00-         $200,000 single loss                 $    2,500  Marsh Broker
Policy (#10/81) for      Insurance Co.           2/18/01          Deductible $2500 single loss                     Employee
Poipu Point              #008-606-508                                                                              Dishonesty
                                                                                                                   Coverage
---------------------------------------------------------------------------------------------------------------------------------
Blanket Crime Policy     National Union Fire     8/31/99-         $3,000,000                           $   30,012  Marsh Broker
                         Insurance Co. of        8/31/00          Deductible: $25,000                              Covers all
                         Pittsburgh, PA                                                                            Sunterra Corp.
                         #859-45-86                                                                                Locations and
                                                                                                                   managed
                                                                                                                   Locations
---------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2000-2001                          Attachment B

-------------------------------------------------------------------------------------------------------------------------------
   Type of                    Company &              Policy          Limits/Deductible                Premium      Comments
  Coverage                     Policy                Period
                               Number
-------------------------------------------------------------------------------------------------------------------------------
St. Maarten Property     Allianz Royal              7/12/00     $43,603,000 loss limit             $1,202,784      McGriff
Insurance                Nederland                  7/12/01     Deductible $10,000 per                             Atlanta
                                                                             occurrence
                                                                2% TIV deductible for
                                                                             Flood and
                                                                             Wind
-------------------------------------------------------------------------------------------------------------------------------
Boiler & Machinery       Travelers Insurance        7/12/00     $30,000,000                        $   11,399      McGriff
St. Maarten              Company                    7/12/01                                                        Atlanta
                         BMG532x4032
-------------------------------------------------------------------------------------------------------------------------------
Foreign Liability        Zurich                     7/12/00     $1,000,000 Aggregate               $   11,000      McGriff
Contingent Automobile                               7/12/01     $500,000   Each Occurrence                         Atlanta
Liability,                                                      $1,000,000 Fire Legal
Garagekeepers,                                                  $1,000,000 Liquor Liability
Innkeepers
St. Maarten
-------------------------------------------------------------------------------------------------------------------------------

                                                                    ATTACHMENT C

                     IN THE UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF MARYLAND
                             (Baltimore Division)

In re:                             *       Case Nos. 00-5-6931-JS through
                                                     00-5-6967-JS, 00-5-8313-JS
  SUNTERRA CORPORATION, et al.     *                 (Chapter 11)
                                           (Jointly Administered under
           Debtors.                *          Case No. 00-5-6931-JS)

        *        *        *        *        *         *         *         *


                         DEBTORS' MOTION FOR AN ORDER
                    (I) ESTABLISHING BIDDING PROCEDURES FOR
                     SALE OF REAL PROPERTY FREE AND CLEAR
                          OF LIENS AND ENCUMBRANCES,
                     (II) APPROVING BREAK-UP FEE AND (III)
                  APPROVING FORM AND MANNER OF NOTICE OF SALE
                  -------------------------------------------
                    (40 Acres, James City County, Virginia)

          Sunterra Corporation, et al., the above-captioned debtors and debtors in possession herein (collectively, the "Debtors"), by their undersigned counsel, file this Motion for an Order (I) Establishing Bidding Procedures for Sale of Real Property Free and Clear of Liens and Encumbrances, (II) Approving Break-Up Fee and (III) Approving Form and Manner of Notice of Sale (the "Motion"), and in support thereof state:

                                 Jurisdiction
                                 ------------

1. This Court has jurisdiction over this Motion pursuant to 28 U.S.C. 157 and 1334. Venue lies properly in this Court pursuant to 28 U.C. 1408 and 1409. This matter s a core proceeding pursuant to 28 U.S.C. 157.

2.  The relief sought in this Motion is based upon 11 U.S.C. (S) 363(f) and Fed.
R. Bankr. P. 6004.

                   The Chapter 11 Reorganization Proceedings
                   -----------------------------------------

     3. On May 31, 2000 (the "Petition Date"), Sunterra Corporation ("Sunterra") and thirty-six of its affiliates each filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). On June 30, 2000, a 37/th/ affiliate, Design Internationale-RMI, Inc., filed a voluntary chapter 11 Petition. The Debtors continued in the possession of their respective properties and the management of their respective businesses as debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

     4. On the Petition Date the Court entered an Order providing for the joint administration of these cases.

     5. On June 15, 2000, the United States Trustee appointed an official committee of unsecured creditors (the "Creditors Committee"). No trustee or examiner has been appointed in the Debtors' chapter 11 cases.

                   The Debtors and Their Business Operations
                   -----------------------------------------

     6. Sunterra owns or controls, directly or indirectly, in excess of 150 subsidiaries and partnerships (the "Affiliates," and collectively with Sunterra, the "Company"). Thirty-seven (37) of the Affiliates, as well as Sunterra, are debtors and debtors in possession herein. The remaining Affiliates continue to operate their respective businesses outside of the protection of the Bankruptcy Code.

     7. The Company is the world's largest vacation ownership company (commonly known as "timeshares"), having 90 resort locations and in excess of 300,000 owner families in North America, Europe, the Pacific, the Caribbean and Japan. As of the Petition Date, the Debtors employed approximately 1600 full and part time employees. The Debtors also utilize the services of approximately 550 individuals who are compensated as independent sales agents.

     8. The Company's operations consist of a number of businesses including, among others: (a) the marketing and sale to the public at the Company's resort locations and off-site sales centers of (i) vacation ownership interests which entitle the purchaser to use a fully-furnished vacation residence, generally for a one-week period each year in perpetuity, which are known as "vacation intervals"; and (ii) "vacation points" which may be redeemed for occupancy rights for varying lengths of stay at participating resort locations (collectively, the "Vacation Interests"); (b) the acquisition, development and operation of vacation ownership resorts; (c) the provision of collateralized consumer financing to individual purchasers for the purchase of vacation intervals and vacation points at the Company's resort locations and off-site sales centers; and (d) the provision of resort rental, management, maintenance and collection services for which the Company receives fees paid by the resorts' homeowners' associations. The sale of Vacation Interests generally includes a deeded fee-simple interest in a particular unit.

     9. As of December 31, 1999, the Company, on a consolidated basis, reported in its Form 10K total assets of $1,058,410,000 and total liabilities of $827,622,000. The Company had total revenue of approximately $507 million in 1999.

         Debtors have filed Motion to approve Sale of 40 acres of land
         -------------------------------------------------------------

     10. The Debtors have negotiated, pending approval of the Bankruptcy Court, an agreement for the sale of real property consisting of a 39.9-acre parcel of land located in James City County, Virginia (the "40-Acre Parcel"). The 40-Acre Parcel is owned by one of the Debtors, Greensprings Associates, a Virginia Joint Venture ("Greensprings Associates").

     11. On August 31, 2000, the Debtors filed a Motion for Approval of (I) Sale of Real Property Free and Clear of Liens and Encumbrances and (II) Assumption of Related Executory Contract (40 Acres, James City County, Virginia) (the "Sale Motion").

     12. The Sale Motion seeks approval of a Purchase and Sale Agreement between Greensprings Associates and Greensprings Plantation, Inc. ("GPI"), for the sale of the 40-Acre Parcel for $2,425,200. The Motion also seeks authority of the Court to sell the 40-Acre Parcel to any entity that proposes the highest and best offer to purchase the 40-Acre Parcel (over and above that being offered by GPI).

                            Proposed Bid Procedures
                            -----------------------

     13. In order to provide a fair and competitive process for a party to make a bid for the purchase of the 40-Acre Parcel (over and above the price offered by GPI in the Sale Agreement), the Debtors propose certain bidding procedures (the "Bidding Procedures"). The proposed Bidding Procedures are attached hereto as Exhibit 1.

     14. As set forth in the Bidding Procedures, the Debtors propose that parties can submit bids (in the form specified in the Bidding Procedures) in an amount of at least $2.6 million by the deadline set forth in the Bidding Procedures (the "Qualified Bids"). Prior to the hearing of the Court to consider the approval of the Sale of the 40-Acre Parcel (the "Sale Hearing"), the Debtors will identify the highest and best offer for the 40-Acre Parcel that will be submitted for approval to the Court at the Sale Hearing. Then at the Sale Hearing, any party having previously submitted a Qualified Bid and GPI will be eligible to participate in an auction conducted in the Bankruptcy Court immediately prior to the Sale Hearing to determine if any of the bidding parties desire to increase previously submitted bids.

     15. The Debtors believe that the Bidding Procedures will allow the Debtors to efficiently and effectively sell the 40-Acre Parcel for the highest and best price.
                                 Break-Up Fee
                                 ------------

     16. The Sale Agreement provides that, in the event that the Debtors do not sell the 40-Acre Parcel to GPI because the Debtors accepted and closed on a higher and better offer for the property, GPI is to be paid a "break-up fee" equal to $25,000 (the "Break-Up Fee"). The Break-Up Fee is estimated to equate to the actual costs to GPI related to the Sale Agreement.

     17. Because GPI incurred expenses and costs in negotiating the Sale Agreement, it is appropriate that GPI be paid a Break-Up Fee if its effort and expenditures to reach an agreement to purchase the 40-Acre Parcel result in a higher and better sales price for the 40-Acre Parcel.

     18. The proposed Break-Up Fee of 1% of the purchase price is clearly within the range of break-up fees typically approved by Bankruptcy Courts. See,
                                                                            ---
e.g., In re Worldwide Direct, Inc., Case No. 99-108 (MFW) (Bankr. D. Del.
---   ----------------------------
February 26, 1999) (approving break-up fee of 3.1% of proposed purchase price); In re Montgomery Ward Holding Corp., Case No. 97-1409 (PJW) (Bankr D. Del. June
-----------------------------------
15, 1998) (approving 2.7% break-up fee; In re Medlab, Inc., Case No. 97-1813
                                        ------------------
(PJW) (Bankr. D. Del. April 28, 1998) (break-up fee of 3.12% approved); In re
                                                                        -----
U.S. One Communication Corp., Case No. 97-1196 (PJW) (Bankr. D. Del. October 17,
----------------------------
1997) (approving break-up fee of 3%) In re Edison Brothers Stores, Inc., Case
                                     ----------------------------------
No. 95-1354 (PJW) (Bankr. D. Del. December 29, 1995) (approving break-up fee of 3.5%).

                                  The Notice
                                  ----------

     19. The Debtors also seek approval of the Notice of the Sale Motion (the "Notice") that was served upon interested parties simultaneously with the filing of the Sale Motion. The

  Debtors believe that the Notice provides adequate and proper notice of the proposed sale of the 40-Acre Parcel to GPI, and satisfies the requirement of the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure and Local Rule 6004-
1. The Debtors also seek approval of the Court for sending the Notice by U.S. Mail to (i) the U.S. Trustee, (ii) counsel for any official committee, (iii) the thirty largest unsecured creditors of the Debtors on a consolidated basis, (iv) all parties with known asserted liens on the property to be sold, (v) the counsel for the DIP Lenders, (vi) all parties that have filed requests for notices in these proceedings, (vii) taxing authorities for the property to be sold and (viii) all creditors of Greensprings Associates. The Debtors seek approval of the Notice (including the manner in which Notice was provided) at this time so as to resolve any issue regarding the Notice prior to the Sale Hearing.

     WHEREFORE, the Debtors respectfully request that the Court enter an Order:

        A.  Approving the Bidding Procedures for bids on the 40-Acre Parcel;
        B.  Approving the Break-Up Fee;
        C. Approving the Notice and the manner in which Notice of the Sale Motion was sent by the Debtors; and
        D. Granting such other and further relief as this case may require and the Court deems just and proper.


                                                      WILLKIE FARR & GALLAGHER
                                                      Marc Abrams, Esquire
                                                      Michael J. Kelly, Esquire
                                                      787 Seventh Avenue
                                                      New York, New York 10019
                                                      (212) 728-8000

                                                      and

                                 WHITEFORD, TAYLOR & PRESTON L.L.P.


                              /s/ John F. Carlton
                              -------------------------------
                              Paul M. Nussbaum, #04394
                              John F. Carlton, #06591
                              Seven Saint Paul Street, Suite 1400
                              Baltimore, Maryland 21202
                              (410) 347-8700

                              Co-Counsel for the Debtors,
                              Sunterra Corporation et al.



                            CERTIFICATE OF SERVICE
                            ----------------------

   I HEREBY CERTIFY that on this 31st day of August, 2000, a copy of the
                                 ----
foregoing Motion was sent by first class mail, postage prepaid, to the following parties and the parties on the attached service lists.

     Joseph R. Mayes, Esquire                Office of the Attorney General
     Wolcott, Rivers, Wheary                 900 East Main Street
     Basnight & Kelly, P.C.                  Richmond, Virginia 23219
     One Columbus Center, Suite 1100
     Virginia Beach, Virginia

     James City County                       Plantation Group, LLC
     Office of Real Estate Assessments       4209 Ironbound Road
     P.O. Box 8784                           Suite 200
     Williamsburg, Virginia 23187            Williamsburg, Virginia 23188
                                             Attn:  Marc B. Sharp



                                      /s/ John F. Carlton
                                      --------------------------
                                      John F. Carlton

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Account G/L Balances as of August 31, 2000

Property Name    Acct. Title                Bank Name                    Bank Account #       ABA#      Account Description/Purpose
-----------------------------------------------------------------------------------------------------------------------------------
Coral Sands                                 Bank of America               003064479205      111000012   Escrow cash
Coral Sands      Signature Resorts Inc.     First Union National Bank     2020000576088     063000021   Operating
                 DBA Coral Reef Resort
Coral Sands      Resort Marketing           First Union National Bank     2020000577045     063000021   Operating
                 International DBA Coral
                 Reef Resort Marketing
                 Account
Cypress Pointe                              Bank of America               003064463813      111000012   Cash Escrow
Cypress Pointe   Cypress Pointe Master      First Union National Bank     2090002394159     063000021   Central Bank Charges
                 Acct
Cypress Pointe   Cypress Pointe IH Sales    First Union National Bank     2020000577485     063000021   Encore Credit Card Charges
                 & Mktg
Cypress Pointe   CPR Encore Escrow Acct     First Union National Bank     2020000577906     063000021   Encore Deposits
Cypress Pointe                              none                              none            none      Master Petty Cash
Cypress Pointe   Cypress Pointe Resort      First Union National Bank     2020000576169     063000021   Operating
                 In House Sales and
                 Marketing
Cypress Pointe   Cypress Pointe Payroll     First Union National Bank     2090002394434     063000021   Payroll (old)
                 Acct
Cypress Pointe   CPR Petty Cash Spiff       First Union National Bank     2090000321205     063000021   Sales Spiff
                 Acct
Cypress Pointe   Cypress Pointe Oper        First Union National Bank     2090002394162     063000021   Telecheck Charges
                 Acct
EVR Grand        Schreeder Wheeler & Flint  First Union National Bank     2090001812807     063000021   Escrow
Beach            Acting Escrow Agent
EVR Grand                                   Bank of America               003064413944      111000012   Escrow Cash
Beach
EVR Grand                                   Standard Chartered (Manila)  904-AS-47138009                Escrow Cash Phillipines
Beach
EVR Grand                                                                                               Escrow Cash Phillipines II
Beach
EVR Grand        Argosy Group Inc.          First Union National Bank     2090000740611     063000021   Operating
Beach            Resort Management Inc
                 Operating Account
EVR Grand        Resort Marketing           First Union National Bank     2090001461261     063000021   Operating
Beach            International Inc.
                 Operating Acct.
EVR Grand        Grand Beach Operating      First Union National Bank     2090001461203     063000021   Payroll
Beach
EVR Grand        Resort Marketing Payroll   First Union National Bank     2090001461274     063000021   Payroll
Beach
EVR Grand        Grand Beach Resort LP      First Union National Bank     2090000740187     063000021   Payroll - ZBA 2090001461203
Beach            Payroll Account
EVR Grand        Resort Marketing Petty     First Union National Bank     2090000740365     063000021   Petty Cash
Beach            Cash
EVR Grand                                   First Union National Bank     2010000340365     063000021   RMI Petty Cash
Beach
EVR Lake         RMI, Inc Brokers Trust     Wells Fargo Bank               0314901042       121000248   Escrow cash
Tahoe            Account
EVR Lake                                    none                              none            none      Gifting
Tahoe
EVR Lake                                    none                              none            none      Master Petty Cash
Tahoe
EVR Lake         Lake Tahoe Resort          Wells Fargo Bank               0059011684       121000248   Operating
Tahoe            Partners, LLC
EVR Lake         RMI, Inc. Lake Tahoe       Wells Fargo Bank               0901069161       121000248   Payroll
                 Payroll Acct
EVR Lake         Resort Marketing           Wells Fargo Bank               0901069187       121000248   Payroll/Commissions
Tahoe            International
EVR Lake                                    none                              none            none      Spiffs
First American                              Ozark Mountain Bank             000086174                   CD redeemed
Tour & Travel
First American   Resort Marketing           First Union National Bank     2090002394968     063000021   Payroll
Tour & Travel    International
First American                              Ozark Mountain Bank              8168630                    Payroll
Tour & Travel
First American                              none                              none            none      Petty cash
Tour & Travel
First American   First American Tour        First Union National Bank     2090002394944     063107513   Restricted cash
Tour & Travel    & Travel
Flamingo Beach                              none                              none            none      Cash Petty Cash Bar
Flamingo Beach                              none                              none            none      Cash RMI Petty Cash
Flamingo Beach                              Windward Island Bank            20018209           N/A      Credit Cards
Merchant

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Account G/L Balances as of August 31, 2000



Property Name     Acct. Title               Bank Name                     B Account #        ABA#        Account Description/Purpose
------------------------------------------------------------------------------------------------------------------------------------
Flamingo Beach                              First Union National Bank        2090001067487    063000021   Escrow Cash
Flamingo Beach    Operating                 Windward Island Bank                  20018100          N/A   Local Checks
Flamingo Beach    French Franc's            Banque Francaise Commerciale         602148390          N/A   Local Checks/Wire in
Flamingo Beach    French Usds               Banque Francaise Commerciale       60639999088          N/A   Local Checks/Wire in
Flamingo Beach    RMI Flamingo CVOA         First Union National Bank        2090001067623    063000021   Operating
Flamingo Beach    AKGI Flamingo CVOA        First Union National Bank        2090001067856    063000021   Operating
Flamingo Beach    Payroll Usd               Windward Island Bank                  20018002          N/A   Payroll
Flamingo Beach    Payroll Naf               Windward Island Bank                  20145702          N/A   Payroll
Flamingo Beach    Special Assessment        First Union National Bank        2090001067830    063000021   Special assesment
                  Account
Flamingo Beach    Operating                 Bank of America                      540900071                 US Checks
Ft. Lauderdale                              none                                  none          none       Cash - Gifting
Beach
Ft. Lauderdale                              First Union National Bank        2000001995594    063107513    Cash Escrow
Beach
Ft. Lauderdale    RMI,DBA Sunterra          First Union National Bank        2020000577142    063107513    Encore Account
Beach             Resorts,Beach Encore
                  Escrow
Ft. Lauderdale    DBA Sunterra Resorts,     First Union National Bank        2020000577184    063107513    Operating
Beach             Beach Operating
                  Account
Ft. Lauderdale                              none                                 none           none       Petty Cash
Beach
Ft. Lauderdale    RMI FT. Lauderdale        First Union National Bank        2010000577870    063107513    Spiff payments to
Beach             Beach Spiff Account                                                                      sales force

Gatlinburg (Bent  SWF-Escrow                Bank First                            04806220    064204198    Escrow
Creek)
Gatlinburg (Bent  Suntera Resorts Inc       Mountain National Bank               104004684    064208437    Gifting
Creek)            Gifting for BC/GTS

Gatlinburg (Bent  Sunterra Resorts,         Mountain National Bank               104004783    064208437    Operating (BC & GTS)
Creek)            Inc.
Gatlinburg (Bent  RMI Bent Creek            Mountain National Bank               104005384    064208437    Payroll
Creek)            Payroll
Gatlinburg (Town                            none                                      none      none       Cash - Spiffs
Square)
Gatlinburg (Town  Escrow-SWF                Bank First                            04806476    064204198    Escrow
Square)
Gatlinburg (Town  Escrow-Old                Home Federal                        1228570150                 Escrow
Square)
Gatlinburg (Town  Escrow-GTS                Home Federal                        1228570350                 Escrow
Square)
Gatlinburg (Town  Escrow-resale             Home Federal                        1228570450                 Escrow
Square)
Gatlinburg (Town  Escrow-GTS Phase II       Home Federal                        1228570550                 Escrow
Square)
Gatlinburg (Town  Money Market              First Union National             2976374109798                 n/a
Square)                                     Bank
Gatlinburg (Town  Master                    Union Planters                      3550006721                 n/a
Square)
Gatlinburg (Town  MMG Development Corp. c/o Amsouth Bank                        3720224672                 Operating
Square)           Signature Resorts Inc.
Gatlinburg (Town  RMI Town Square Payroll   Mountain National Bank               104005376    064208437    Payroll
Square)
Gatlinburg (Town                            none                                   none         none       Petty Cash
Square)
Gatlinburg (Town                            none                                   none         none       RMI Petty Cash
Square)
Gatlinburg (Town  Berkely Four Seasons      SunTrust                               5654300                 VIP
Square)           Vacations
Gatlinburg (Town  Escrow-SWF                Bank First                            04807618    064204198    Escrow
Village)
Great Cruz        Great Cruz Villas         First Union National             2090002394117    063107513    Operating
Villas Partners   Partners-AUS              Bank
                  Virgin Is Gen'l Ptnshp
Harbour Lights                              none                                none            none       Cash - Spiffs

Sunterra Corporation et al., Debtors                                                                  Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Account G/L Balances as of August 31, 2000

Property Name      Acct. Title                 Bank Name                   Bank Account #    ABA#     Account Description/Purpose
---------------------------------------------------------------------------------------------------------------------------------
Harbour Lights                                 none                             none         none     Cash Mkfg Petty Cash
Harbour Lights     RMI Harbour Lights Trust    Wells Fargo Bank              0087588356    121000248  Credit Card Transactions/
                   Account                                                                            Deposits
Harbour Lights     RMI Harbour Lights OPC      Wells Fargo Bank              0087588406    121000248  Credit Card Transactions/
                   Account                                                                            Deposits
Harbour Lights                                 none                             none         none     Petty Cash
Harich Tahoe       Harich Tahoe                Wells Fargo Bank              0372117234    122101191  Payroll
National                                       none                             none         none     Petty Cash
Programs
Northbay           ARS Realty, Inc.            Wells Fargo Bank             0895-076446    121000248  Operating
Northern VA                                    First Union National Bank   2050000284285   063000021  Cash - Gifting
Sales Ctr
Northern VA                                    Bank of America              004112989329              Escrow Cash
Sales Ctr
Northern VA                                    First Union National Bank   2050000283493   063000021  RMI Petty Cash
Sales Ctr
Ownershares                                    First Union National Bank   2020000576389              Master Operating
Ownershares                                    none                            none           none    Petty Cash
Palm Springs       RMI Oasis at Palm Springs   Wells Fargo Bank             0087588174     121000248  Credit Card Transactions/
                   Trust                                                                              Deposits
Palm Springs                                                                                          Escrow Cash
Palm Springs                                   none                            none           none    Petty Cash
Plantation at                                  none                            none           none    Cash - Gifting
Fall Creek
Plantation at                                  none                            none           none    Cash Mktg Petty Cash
Fall Creek
Plantation at                                  Bank of America              002863355107              Escrow cash
Fall Creek
Polynesian Isles                               First Union National Bank   2000001995578              Escrow Cash

Polynesian Isles   Polynesian Isles            First Union National Bank   2020000576114   063000021  Operating
                   Operating Account
Polynesian Isles   Resort Marketing            First Union National Bank   2020000577498   063000021  Payroll
                   Polynesian Isle Payroll
                   Account
Polynesian Isles   Polynesian Isles Resort -   First Union National Bank   2020000577838   063000021  Spiff payments to sales force
                   SPIFF Account
Resort Marketing   DBA Encore Escrow Account   First Union National Bank   2020000577168   063000021  Encore escrow
International
Resort Marketing   Resort Marketing Int'l      First Union National Bank   2020000577676   063000021  Operating
International      Millenium Management
Resort Marketing   Resort Marketing Int'l      First Union National Bank   2090001686814   063000021  Operating
International      Operating Account
Resort Marketing   Resort Mktg Intl DBA        First Union National Bank   2090002394942   063000021  Operating
International      First American Tour &
                   Travel Disb. Acct.
RMI Carlsbad       Resort Marketing            Wells Fargo Bank              0644506370    121000248  Credit Card Transactions/
                   International                                                                      Deposits
RMI Carlsbad       Encore Account              Wells Fargo Bank              0435245261    121000248  Encore Deposits
RMI Carlsbad       Resort Marketing            Wells Fargo Bank              0644506370    121000248  Payroll
                   International (Carlsbad)
RMI Carlsbad                                   none                             none          none    Petty Cash
RMI Carlsbad                                   Merrill Lynch                  23207759                Restricted CD
RMI Myrtle Beach                               Bank of America               3751477280    111000012  Cash - Gifting
RMI Myrtle Beach                               Bank of America               3751477277    111000012  Cash - Spiffs
RMI Myrtle Beach                               none                             none         none     Cash Clearing
RMI Myrtle Beach   RMI Myrtle Beach Payroll    Bank of America               3751477264    111000012  Payroll
RMI National       Resort Marketing Int's      First Union National Bank   2090001067814   063000021  Operating
                   Offsite Operating
RMI National       RMI Offsite PR#2            First Union National Bank   2000006246358   063000021  Payroll
RMI Orlando                                    none                             none          none    Cash - Gifting
RMI Orlando        Premier Vacations Inc       Amsouth Bank                  3720096828     63104668  Daily Depository
RMI Orlando                                    none                             none         none     Mktg Clearing - dep in
                                                                                                      transit
RMI Orlando        RMI Cypress Payroll Acct    First Union National Bank   2090001686567   063000021  Payroll
RMI Puerto Rico    Resort Marketing            Banco Popular                 016261534     021502011  Payroll
                   International

Sunterra Corporation et al., Debtors                                                                    Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Account G/L Balances as of August 31, 2000


Property Name  Acct. Title                 Bank Name                      Bank Account #      ABA#      Account Description/Purpose
-----------------------------------------------------------------------------------------------------------------------------------
Royal Dunes                                First Union National Bank      2090000250673    063000021    Escrow Cash
Royal Dunes    RMI Royal Dunes Payroll     First Union National Bank      2090001067898    063000021    Payroll
Royal Dunes    Port Royal Resort Sales     First Union National Bank      2010000346943    063000021    Petty Cash/Spiffs
               Petty Cash
Royal Palm                                 none                               none           none       Cash Pool Bar
Royal Palm                                 First Union National Bank      2090001067490    063000021    Escrow Cash
Royal Palm     French Franc's              Banque Francaise Commerciale    60214829097        N/A       French Franc's
Royal Palm     French Usds                 Banque Francaise Commerciale     606399890         N/A       French Usds
Royal Palm                                 none                               none           none       Master Petty Cash
Royal Palm     Merchant                    Windward Island Bank             20017310          N/A       Merchant
Royal Palm     AKGI Royal Palm CVOA        First Union National Bank      2090001067869    063000021    Operating
Royal Palm     Operating                   Windward Island Bank             20017201          N/A       Operating
Royal Palm     Payroll Naf                 Windward Island Bank             20145604          N/A       Payroll Naf
Royal Palm     Payroll Usd                 Windward Island Bank             20017103          N/A       Payroll Usd
Royal Palm     Operating                   Bank of America                  540900071                   US Checks
Royal Palm                                                                  606399890
Royal Palm     RMI Royal Palm CVOA         First Union National Bank      2090001461766    063000021    Operating
Royal Palm     RMI Royal Palm Special      First Union National Bank      2090001067843    063000021    Special assesment
               Assesment Account
San Luis Bay   Trust                       Wells Fargo Bank                0465864627                   Escrow Trust
San Luis Bay                               none                               none           none       Master Petty Cash
San Luis Bay   Payroll                     Wells Fargo Bank                0901069229      121000248    Payroll
San Luis Bay   Rental                      Wells Fargo Bank                0901069831                   Rental Deposits
Savoy          RMI, DBA The Savoy on       First Union National Bank      2020000576648    063000021    Encore Account
               South Beach
Savoy                                      First Union National Bank      2020000608477    063000021    Escrow Cash
Savoy          Savoy Payroll Account       First Union National Bank      2090002394654    063000021    Payroll
Scottsdale     All Seasons Realty Inc      Bank One Arizona                 1316-4987      122100024    Concierge Activity
               Voucher
Villa Mirage
Scottsdale                                 Bank of America                  252962179                   Escrow Cash
Villa Mirage
Scottsdale     All Seasons Realty Inc      Bank One Arizona                 2323-6529      122100024    Gifting Account
Villa Mirage   SV Function & Activities
Scottsdale                                 none                               none           none       Master Petty Cash
Villa Mirage
Scottsdale     All Seasons Resorts Inc.    Bank One Arizona                 2017-4163      122100024    Minivac Account
Villa Mirage   Sunterra SVM Getaway
Scottsdale     Resort Marketing Int'l      Bank One Arizona                 2017-4235      122100024    Payroll
Villa Mirage
Scottsdale     Resort Marketing Int'l      Bank One Arizona                 2017-4307      122100024    Payroll (Commissions)
Villa Mirage
Scottsdale     Community Marketing         Bank One Arizona                 1316-4979      122100024    RE Trust Account
Villa Mirage   Trust
Scottsdale     All Seasons Resorts Inc.    Bank One Arizona                 1421-9011      122100024    Sales Spiffs
Villa Mirage   Scottsdale Spiff Account
Sedona         Certificate of Deposit      Bank One Arizona                 8566-8586      122100024    Certificate of Deposit
Properties
Sedona         RMI Comm                    Bank One Arizona                 2363-9077      122100024    Commissions
Properties
Sedona         All Seasons                 Bank One Arizona                 2515-6642      122100024    Credit Card Clearing for
Properties                                                                                              Mini-Vacs
Sedona                                     Bank of America                various accts.                Escrow Cash
Properties
Sedona         All Seasons                 Bank One Arizona                 0768-8821      122100024    Legal Department's Checkbook
Properties
Sedona         All Seasons Realty-         Bank One Arizona                 0768-9453      122100024    OPC/Inhouse/Activities
Properties     Activities Clearing
               Acct
Sedona         RMI Payroll                 Bank One Arizona                 2751-0916      122100024    Payroll
Properties
Sedona         All Seasons Resorts Inc-    Bank One Arizona                  0768-8645      122100024   Petty Cash
Properties     Fees Acct
Sedona         Ridge at Sedona Golf        Bank One Arizona                  2750-9886      122100024   Ridge Spiff Account
Properties     Resort
Sedona         All Seasons Realty Inc-     Bank One Arizona                  1005-8089      122100024   Sedona Summit Sales Gifting
Properties     Functions Acct                                                                           Acct
Sedona         Ridge at Sedona Golf        Bank One Arizona                  2750-9907      122100024   Summit Spiff Account
Properties     Resort
Sedona         All Seasons                 Bank One Arizona                  2248-4624      122100024   The Ridge on Sedona Golf
Properties                                                                                              Sales Gifting Acct
Sedona         All Seasons Resorts Inc     Bank One Arizona                  2363-5877      122100024   Trade In Department
Properties

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967,00-5-8313 (Chapter 11)
(Jointly Administered under Case No.00-5-6931-JS)
Bank Account G/L Balances as of August 31, 2000


Property Name     Acct. Title                        Bank Name                     Bank Account #                ABA#
----------------------------------------------------------------------------------------------------------------------------------
Sedona            Sedona Summit-General              Bank One Arizona                 2248-8764                122100024
Properties        Operating Acct
St. Croix -       Capital Reserve                    The Bank of Nova Scotia           962-10                  101606216
Carambola
St. Croix -       Hotel Merchant                     The Bank of Nova Scotia           856-18                  101606216
Carambola
St. Croix -                                          none                               none                      none
Carambola
St. Croix -       Development Operating              The Bank of Nova Scotia           818-17                  101606216
Carambola
St. Croix -
Carambola                                            none                               none                      none
St. Croix -
Carambola                                            Chase Manhattan Bank           726-10-999-8585
St. Croix -       Hotel Operating
Carambola                                            The Bank of Nova Scotia            965-12                 101606216
St. Croix -
Carambola                                            none                               none                      none
St. Croix -       RMI Carambola Property Payroll
Carambola                                            The Bank of Nova Scotia            861-18                 101606216
St. Maarten, NV                                      Windward Island Bank              20016901                   N/A

Sunterra          Signature - Benefit Master         First Union National Bank       2090002393024             063000021
Corporation
Sunterra          Signature Resorts Benefits         First Union National Bank       2090002393299             063000021
Corporation       Mgmt.
Sunterra
Corporation                                          Bank of America                   8813504081
Sunterra          Signature Resorts Inc              Bank of America                   3751238429              111000012
Corporation
Sunterra          Sunterra Corporation, Credit       First Union National Bank       2000008319869             063000021
Corporation       Card
Sunterra          Signature Resorts Inc              Bank of America                  3751194453               111000012
Corporation
Sunterra          Signature Resorts Inc              First Union National Bank       2090002393011             063000021
Corporation
Sunterra          Signature Resorts Inc              Bank of America                  3751075255               111000012
Corporation
Sunterra          Signature ESPP                     First Union National Bank       2090002394874             063000021
Corporation
Sunterra          Signature Resorts Inc              Fidelity Investments           0059-0080390248            021000018
Corporation
Sunterra          Sunterra Corporation               Salomon Smith Barney          224-90675-1-9-315           021000021
Corporation
Sunterra                                             Bank of America                  3751059297               111000012
Corporation
Sunterra          Sunterra Resorts Corp.             First Union National Bank       2000007292149             063000021
Corporation
Sunterra          Signature Resorts Operating        First Union National Bank       2090002393037             063000021
Corporation
Sunterra          Sunterra Corporation-Operating     First Union National Bank       2000008319856             063000021
Corporation
Sunterra          Sunterra Corporation               First Union National Bank       2000007287031             063000021
Corporation
Sunterra          Signature Resorts Payroll          Bank of America                   3299948515              061112788
Corporation
Sunterra          Payroll Account MM                 First Union National Bank       2020000576868             063000021
Corporation
Sunterra          Signature Resorts Payroll          First Union National Bank       2090001994372             063000021
Corporation
Sunterra          Sunterra Corporation-Payroll       First Union National Bank       2000008319953             063000021
Corporation
Sunterra                                             Bank of America                  1420069295
Corporation
Sunterra                                             none                                none                     none
Corporation
Sunterra                                             none                                none                     none
Corporation
Sunterra                                             Wells Fargo Bank                 0961006194
Corporation
Property Name         Account Description/Purpose
------------------------------------------------------------------
Sedona                Wire Transfer/
                      Telephone Transfer Acct
Properties
St. Croix -           Business Checking
Carambola
St. Croix -           Credit Card Deposits
Carambola
St. Croix -           Developer Mktg Petty Cash
Carambola
St. Croix -           Developer Operations
Carambola
St. Croix -
Carambola             Developer Petty Cash
St. Croix -
Carambola             Escrow Cash
St. Croix -
Carambola             Hotel Operations
St. Croix -
Carambola             Hotel Petty Cash
St. Croix -
Carambola             Payroll
St. Maarten, NV       Master Operating

Sunterra              Benefits
Corporation
Sunterra              Benefits
Corporation
Sunterra
Corporation           BOA Checking
Sunterra              Collection account for Barton conduit
Corporation
Sunterra              Credit Card Deposits
Corporation
Sunterra              Credit card deposits for all properties
Corporation
Sunterra              Depository
Corporation
Sunterra              Depository account for all properties
Corporation
Sunterra              Employee stock purchase plan
Corporation
Sunterra              Investment
Corporation
Sunterra
Corporation
Sunterra
Corporation           NationsBank Concentration acct
Sunterra
Corporation           Operating
Sunterra
Corporation           Operating
Sunterra
Corporation           Operating
Sunterra
Corporation           Operating RPM Kosmas
Sunterra
Corporation           Payroll
Sunterra
Corporation           Payroll
Sunterra
Corporation           Payroll
Sunterra
Corporation           Payroll
Sunterra
Corporation           Petty Cash
Sunterra
Corporation           Petty Cash
Sunterra
Corporation           Petty Cash
Sunterra
Corporation           Petty Cash

                                                                    Attachment D
Sunterra Corporation et al., Debtors
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Account G/L Balances as of August 31, 2000

Property Name           Acct. Title      Bank Name               Bank Account #     ABA#        Account Description/Purpose
------------------------------------------------------------------------------------------------------------------------------------
Sunterra           Signature Resorts     First Union National     2020000577511     063000021   Vending account
 Corporation       Vending Account       Bank
Sunterra Finance                         LaSalle National Bank     69-7934-70-5                 Collection acct - Notes 98A
Sunterra Finance                         Bank One Arizona             0311-2294     122100024   Concord Concentration
Sunterra Finance                         Bank One Arizona             2313-5354                 Concord Secur. 98A
Sunterra Finance                         Bank One Arizona             0416-0677     122100024   Concord SG Conduit
Sunterra Finance                         Old Kent Bank               7508759557                 ESF Concentration
Sunterra Finance                         Bank One Arizona             0174-7034     122100024   Finova Concentration
Sunterra Finance                         Bank One Arizona                                       Lockbox - Finova endpaper
Sunterra Finance                         none                            none          none     Petty Cash
Sunterra Finance                         LaSalle National Bank     69-7934-71-3                 Reserve Acct - Notes 98A
Sunterra Finance  Sunterra Financial     Bank of America           000880008065                 Terra Sun servicing fees
                  Services, Inc.
Tahoe Beach & Ski                        Bank of America           0495703351                   Cash - Restricted
Tahoe Beach & Ski                        Bank of America           0495201703                   Cash - Restricted CD
Tahoe Beach & Ski                        Bank of America           0495100150                   Cash City of Lake Tahoe
Tahoe Beach &     Resort Marketing Int   Bank of America           0495910223       121000358   Payroll (Commissions)
 Ski
Tahoe Roundhill                          none                         none            none      Cash - Gifting
Tahoe Roundhill                          none                         none            none      Cash - Spiffs
Tahoe Roundhill                          none                         none            none      Cash Mktg Petty Cash
Tahoe Roundhill   Resort Development     Wells Fargo Bank          0372117077       122101191   Commission Payroll
                  International
Tahoe Roundhill   Resort Dev Int         Wells Fargo Bank          4159566587       121000248   Escrow
Tahoe Roundhill                          none                         none            none      Master Petty Cash
Tahoe Roundhill                          Wells Fargo Bank          0372117226       122101191   Mktg Payroll
Tahoe Roundhill   Resort Connections     Wells Fargo Bank          4159566660       121000248   Operating Acct
Tahoe Roundhill   RMI Marketing          Wells Fargo Bank          0372117242       122101191   Payroll
Tahoe Roundhill                          none                         none            none      RMI Petty Cash
Tahoe Roundhill                          Wells Fargo Bank          0372117119       122101191
Village at                               none                         none            none      Cash Mktg Petty Cash
Steamboat
Village at                               none                         none            none      Cash Mktg Spiffs
Steamboat
Village at       Sunterra Pacific        Vectrabank                4810007148       102003154   Escrow
Steamboat        Realty Inc
Village at       RMI                     Norwest                   6448020999       102000076   OPC/Gifting
Steamboat
Fe
Villas de Santa                          First State Bank           1214993                     Escrow Cash
Villas de Santa   Signature Resorts Inc  Wells Fargo Bank          0644525545       107002192   Operating
Fe
Villas de Santa                          none                         none             none     Payroll
Fe
Villas de Santa   Signature Resorts Inc  Wells Fargo Bank          0644525651       107002192   Payroll
Fe                RMI Santa Fe
Villas de Santa                          none                         none             none     Petty Cash

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Account G/L Balances as of August 31, 2000

Property Name             Acct. Title                   Bank Name          Bank Account #     ABA#      Account Description/Purpose
------------------------------------------------------------------------------------------------------------------------------------
Villas de Santa Fe        Signature Resorts Inc         Wells Fargo Bank     0754852226     107002192   Sales Spiffs
Villas on the Lake                                      Bank of America     004771161038                Escrow Cash
Villas on the Lake        Sunterra Villas on the        Bank of America      3751373407     111000012   Gifting
                          LakeGifting

Villas on the Lake                                      none                    none          none      Master Petty Cash
Villas on the Lake        All Seasons Resorts           BankOne              1890177643     111000614   Payroll
                          Inc. Texas Payroll

Villas on the Lake        RPM Management                Compass Bank         713-2661-6     113010547   Payroll
Virginia - Greensprings                                 Bank of America     004130354431                Escrow Cash
Virginia - Greensprings                                 Wachovia Bank        07911727735    051000253   Escrow Cash (CFB)
Virginia - Greensprings   Maintenance Reserve           Wachovia Bank        7901030310     051000253   Investment
Virginia - Greensprings   Lockbox                       Amsouth Bank         3720260091                 Maintenance Fee Receipts
Virginia - Greensprings   Greensprings                  Wachovia Bank        7911849016     051000253   Operating
                          Operating Account
Virginia - Powhatan                                     Wachovia Bank        00303195252                Cash - Restricted
Virginia - Powhatan                                     Bank of America     004112989170                Escrow Cash
Virginia - Powhatan                                     Wachovia Bank        00900361506                Escrow Cash (CFB)
Virginia - Powhatan       Maintenance Reserve           Wachovia Bank         900512941     051000253   Investment
Virginia - Powhatan       Lockbox                       Wachovia Bank        1850020869     051000253   Lockbox
Virginia - Powhatan       Lockbox                       Amsouth Bank         3720238908                 Maintenance Fee Receipts
Virginia - Powhatan       Powhatan Plantation           Wachovia Bank         900512706     051000253   Operating
                          Operating Account

Virginia - RMI            Encore Escrow                 Wachovia Bank        1850020682     051000253   Encore Deposits
Virginia - RMI            Petty Cash                    Wachovia Bank        7901037196     051000253   Misc. office @ sales
Virginia - RMI            RMI Payroll Account           Wachovia Bank        7901037153     051000253   Payroll
Virginia - RMI            Gifting                       Wachovia Bank        7901037218     051000253   Premiums to guests
Virginia - RMI            RMI Virginia Operating        Wachovia Bank        7901037145     051000253   Referral fees, misc. credit
                          Account                                                                       card deposits
Virginia - RMI            Offsite Ticket                Wachovia Bank        1850021221     051000253   Ticket Sales-Deposits
Virginia - RSI

Total Bank Balance as of August 31, 2000                                                               30,701,582.00

Less:  Checks Outstanding as of August 31, 2000                                                        (3,105,341.00)

Total GL Balance as of August 31, 2000                                                                 27,596,241.00

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
August 31, 2000

                                                                          Total
Case Nos. 00-5-6931-JS through 00-5-6967-JS,                       Consolidated
00-5-8313-JS (Chapter 11)   (Jointly                                   Sunterra
Administered under Case No. 00-5-6931-JS)                           Corporation
                                                                    -----------
Assets:
-------
Cash and cash equivalents                                         $  27,966,667
Cash in escrow and restricted cash                                   27,508,035
Mortgages receivable, net                                           235,809,021
Retained interests                                                   28,450,184
Intercompany receivable                                             114,734,127
Due from related parties                                              7,071,968
Other receivables, net                                               56,369,648
Prepaid expenses and other assets                                    11,553,204
Investment in joint ventures/non-debtors                              1,372,373
Real estate and development costs                                   290,731,063
Property and equipment, net                                          87,003,751
Intangible assets, net                                               56,477,329
                                                                  -------------

                                                                  $ 945,047,370
                                                                  =============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                            $  79,349,681
Notes payable subject to compromise                                 479,554,643
Accounts payable not subject to compromise                           11,489,804
Accrued liabilities                                                  23,046,331
Notes payable not subject to compromise                             259,698,522
Deferred income taxes                                                 6,075,298
                                                                  -------------
                                                                    859,214,279

Stockholders' equity                                                 85,833,091
                                                                  -------------

Total liabilities and equity                                      $ 945,047,370
                                                                  =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended August 31, 2000

                                                                         Total
Case Nos. 00-5-6931-JS through 00-5-6967-JS,                      Consolidated
00-5-8313-JS (Chapter 11)   (Jointly                                  Sunterra
Administered under Case No. 00-5-6931-JS)                          Corporation
                                                                   -----------
Revenues:

Vacation interests sales                                          $  7,032,334
Interest income                                                      2,412,489
Other income (loss)                                                    179,659
                                                                  ------------
     Total revenues                                                  9,624,482
                                                                  ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                     1,817,020
Advertising, sales and marketing                                     3,971,135
Provision for doubtful accounts                                      2,133,302
Loan portfolio expenses                                                772,657
General and administrative                                           2,667,330
Depreciation and amortization                                        1,555,296
                                                                  ------------
Total costs and operating expenses                                  12,916,740
                                                                  ------------

Income (loss) from operations                                       (3,292,258)

Interest expense                                                     3,022,322
Equity (gain) on investment in joint ventures                                -
Bankruptcy expenses:
  Loss/(gain) on sale of assets                                        289,261
  Interest (income)                                                    (72,592)
  Professional fees                                                  1,440,955
                                                                  ------------

Income (loss) before provision for taxes                            (7,972,204)

Provision for income taxes                                                   -
Net income (loss)                                                 $ (7,972,204)
                                                                  ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended August 31, 2000

                                                                          Total
Case Nos. 00-5-6931-JS through 00-5-6967-JS,                       Consolidated
00-5-8313-JS (Chapter 11) (Jointly                                     Sunterra
Administered under Case No. 00-5-6931-JS)                           Corporation
                                                                    -----------
Beginning Cash Balance                                              $ 5,743,516

Interest Income on full DIP draw                                         72,288

Deposit/Collection:
-------------------

Cash-Out Program                                                        115,013
Encore                                                                  276,558
Rental Income                                                           206,357
Other-Design International                                               11,389
Ticket Sales                                                          1,967,000
Tour Sales                                                              (10,541)
Closing Costs                                                            22,833
Operating Refunds                                                       148,153
Conversions                                                              71,478
Escrow Funds                                                          1,545,275
Sunterra's Collections on Mortgages Receivable                        2,995,803
Timeshare Sales                                                         113,210
Sunterra Finance Servicing Fee Income                                   124,511
Employee Payroll Deduction Reimbursement                                 67,910
HOA Property Insurance Reimbursement                                     21,557
HOA WC/GL Insurance Reimbursement                                       202,859
Non-Debtor Insurance Reimbursement                                      710,093
                                                                      ---------

    Subtotal-Deposit/Collection Inflows                               8,589,458

Resort Operating & Payroll Balances (added back)                      2,761,437

Other:
-----
Asset Sales - Sunterra Centre                                         4,610,725
DIP Loan Proceeds                                                    19,750,000
Poipu Partnership Distribution                                          604,628
                                                                    -----------

Total Cash Inflows                                                   36,388,536
                                                                    -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended August 31, 2000

                                                                        Sunterra
                                                                     Corporation
                                                                     -----------
Outflows:
--------
Operating-Corporate                                                   1,781,694
Operating-Sunterra Finance                                              376,755
Operating-Premier                                                     1,270,824
Operating-Carlsbad                                                       35,502
Operating-FATT                                                            8,244
Operating-Resorts                                                     1,424,755
Payroll-Corporate                                                       953,925
Payroll-Sunterra Finance                                                296,148
Payroll-Premier                                                         227,000
Payroll-Carlsbad                                                         20,150
Payroll-FATT                                                             12,064
Payroll-Resorts(S&W)                                                  1,423,898
Commissions-Post                                                        893,450
HOA Subsidies & Maintenance Fees                                      1,692,550
Health Claims                                                           591,671
Workers' Comp./GL Premiums                                             (205,124)
Insurance - Coverage Premiums                                         1,170,232
IT Equipment Lease                                                      163,301
Professional Fees                                                     1,178,570
DIP Financing Fees                                                      602,056
                                                                   ------------

Total Cash Outflows                                                  13,917,665

Capital Expenditures & Maintenance:
----------------------------------
Hurricane Repairs                                                       280,000

Interest:
--------
Interest Expense on D.I.P.                                              290,625

Other:
-----
                                                                              -
                                                                   ------------
Total Cash Outflows                                                  14,488,290
                                                                   ------------

Ending Cash Balance                                                  27,643,762
Non Cash Adjustments                                                     34,477
                                                                   ------------
Balance per Cash Flow                                              $ 27,678,239
                                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended August 31, 2000

                                                                        Sunterra
                                                                     Corporation
                                                                     -----------
Reconciliation:
--------------

Bank Balances:
-------------
First Union                                                           4,406,039
Bank of America                                                          43,337
Salomon Smith Barney                                                 22,507,860
Credit Card Reserve                                                     415,896
Resort Cash Accounts                                                  3,722,004
                                                                   ------------
Total Bank Balances                                                  31,095,136

Less Outstanding Checks                                              (3,416,897)
                                                                   ------------
Total Cash per Balance Sheet                                       $ 27,678,239
                                                                   ============

Difference                                                                   (0)


Notes to Debtor's Cash Flow:
---------------------------
a)  Beginning cash balance includes Corporate Cash only

b) This represents the funding of various bank accounts by the Corporate office. Cash left the Corporate bank account (and is listed in the outflows) but due to timing, this cash is still in the cash accounts at the resort levels.

c) Chase credit card reserve is presented on the balance sheet as a reserve and not a cash balance. Cash flow shows cash received, but held in a reserve account by Chase. This is not cash available for operating uses.




The consolidated and legal entities cash flows represent the cash activity in and out of the Corporate main accounts that fund all the individual resort cash accounts and do not reflect cash flow for the individual cash accounts.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
August 31, 2000


                                                              Sunterra
Legal entity                                                 Corporation
Bankruptcy filing number                                    00-5-6931-JS
                                                            ------------
Assets:
------
Cash and cash equivalents                                   $ 25,410,642
Cash in escrow and restricted cash                             5,602,775
Mortgages receivable, net                                          9,668
Retained interests                                                     -
Intercompany receivable                                      379,609,141
Due from related parties                                       4,203,729
Other receivables, net                                        19,712,346
Prepaid expenses and other assets                              6,177,163
Investment in joint ventures/non-debtors                       1,502,420
Real estate and development costs                            118,846,083
Property and equipment, net                                   68,368,119
Intangible assets, net                                        39,844,949
                                                            ------------

                                                            $669,287,035
                                                            ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                      $ 46,502,176
Notes payable subject to compromise                          478,400,000
Accounts payable not subject to compromise                     6,645,491
Accrued liabilities                                           16,263,977
Notes payable not subject to compromise                      153,586,441
Deferred income taxes                                          6,056,378
                                                            ------------
                                                             707,454,463

Stockholders' equity                                         (38,167,428)
                                                            ------------

Total liabilities and equity                                $669,287,035
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended August 31, 2000


                                                               Sunterra
Legal entity                                                 Corporation
Bankruptcy filing number                                    00-5-6931-JS
                                                            ------------
Revenues:
--------
Vacation interests sales                                    $    856,665
Interest income                                                        -
Other income (loss)                                             (181,596)
                                                            ------------
     Total revenues                                              675,069
                                                            ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                 179,579
Advertising, sales and marketing                                 690,893
Provision for doubtful accounts                                    5,250
Loan portfolio expenses                                              365
General and administrative                                     2,315,498
Depreciation and amortization                                  1,248,087
                                                            ------------
Total costs and operating expenses                             4,439,672
                                                            ------------

Income (loss) from operations                                 (3,764,603)

Interest expense                                               1,907,289
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses:
  Loss/(gain) on sale of assets                                  289,261
  Interest (income)                                              (72,592)
  Professional fees                                            1,440,955
                                                            ------------

Income (loss) before provision for taxes                      (7,329,516)

Provision for income taxes                                             -
                                                            ------------
Net income (loss)                                           $ (7,329,516)
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended August 31, 2000

                                                              Sunterra
Legal entity                                                 Corporation
Bankruptcy filing number                                    00-5-6931-JS
                                                            ------------
Inflows:
-------
Interest Income on D.I.P.                                   $     72,288

Deposit/Collection
------------------
Resort Deposits:
   Cash-Out Program                                                    -
   Encore                                                         52,541
   Rental Income                                                 201,457
   Tour Sales                                                     (6,586)
   Closing Costs                                                   4,203
   Operating Refunds                                             110,101
   Conversions                                                    71,478
Escrow Funds                                                     606,250
Sunterra's Collections on Mortgages Receivable                 2,995,803
Employee Payroll Deduction Reimbursement                          50,066
HOA Property Insurance Reimbursement                              21,557
HOA WC/GL Insurance Reimbursement                                202,859
Non-Debtor Insurance Reimbursement                               710,093
                                                            ------------
   Subtotal-Deposit/Collection Inflows                         5,019,821

Other
-----
Asset Sales - Sunterra Centre                                  4,610,725
Poipu Partnership Distribution                                   604,628
                                                            ------------
   Total Cash Inflows                                         10,235,174

Outflows:
--------
Operating-Corporate                                            1,781,694
Operating-FATT                                                     8,244
Operating-Resorts                                                171,224
Payroll-Corporate                                                953,925
Payroll-FATT                                                      12,064
Payroll-Resorts(S&W)                                             148,237
Commissions-Post                                                 116,346
HOA Subsidies & Maintenance Fees                               1,463,025
Health Claims                                                    591,671
Workers' Comp./GL Premiums                                      (205,124)
Insurance - Coverage Premiums                                    708,804
IT Equipment Lease                                               163,301
Professional Fees                                              1,178,570
DIP Financing Fees                                               602,056
                                                            ------------
   Total Cash Outflows                                         7,694,037

Capital Expenditures & Maintenance
----------------------------------
Hurricane Repairs                                                280,000

Interest
--------
Interest Expense on D.I.P.                                       290,625

Other                                                                  -
                                                            ------------
   Total Cash Outflows                                      $  8,264,662
                                                            ------------

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Case No. 00-5-6931-JS through 00-5-6967-JS, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Consolidated Cash Flow for the Month Ended August 31, 2000

      Invoice Payable to                       Description of Invoice / Service                                    Total
      ------------------                       --------------------------------                                    -----
Kforce                                                  IT contract labor                                         1,161.60
Maxim Group                                             IT contract labor                                         3,096.00
Shawfield Relational Technology                         IT contract labor                                         1,250.00
Signature Consultants                                   Consulting                                                3,315.00
Signature Consultants                                   Consulting                                                6,876.00
Signature Consultants                                   Consulting                                                3,510.00
Shawfield Relational                                    consultants (8/5-8/18)                                      800.00
Signature Consultants                                   consultants                                              13,029.50
Shawfield Relational Tec                                Consulting - Sword                                          650.00
Shawfield Relational                                    Consulting - Sword                                          900.00
Associate Staffing                                      Temp help                                                   860.68
John Edmondson                                          Contractor                                                4,807.70
Nicole Hood                                             Consulting                                                2,628.00
Kforce                                                  Temp help                                                 5,227.20
Maxim group                                             Temp help                                                 6,468.50
Alejandra Padin                                         Temp help                                                 3,846.16
Career Choice, Inc.                                     Temp Help - Acctg                                         6,804.65
Associate Staffing & Placement                          Place fee                                                 2,509.06
John Daniel                                             Services                                                    612.10
Foley & Lardner                                         Sunterra Centre                                           6,803.18
Fulford Van & Storage                                   Services Rendered                                         3,232.23
John Browning Real Estate                               Illinois Broker                                             675.00
Will Montalvo                                           LE3 project                                                 420.00
Raymond Lomax                                           LE3 project                                                 420.00
Ray Lomax                                               LE3 expansion                                               750.00
Kforce                                                  Temp/Perm employees                                       9,840.00
Raymond Lomax                                           LE3 Expansion Project                                       525.00
Edward Mercado                                          LE3 Expansion Project                                       270.00
Sargon Warda                                            LE3 Expansion                                             1,095.00
Sargon Warda                                            LE3 cube                                                     75.00
Sargon Warda                                            LE3 Expansion Project                                       930.00
John Edmondson                                          Contractor                                                4,807.70
Employment Contractor                                   Temp                                                      2,426.95
Nicole Hood                                             Consulting                                                2,169.00
K Force                                                 Temp                                                      2,520.00
Maxim Group                                             Temp                                                      2,880.00
Alejandra Padin                                         Contractor                                                3,846.16
Associate Staffing & Placement                          temp labor (Nerove 8/7-8/13)                                680.60
Employment Contractor                                   accounting temps (gilbert/clark)                          2,300.99
Maxim Group                                             temp help (mueller 7/22)                                  2,880.00
Kforce                                                  temp help (davis 7/21 & 7/28)                             4,646.40
Career Choice                                           Placement                                                12,000.00
Employment Contractor Services                          Deposit employment services                               3,200.00
Sterling Research                                       Prof Services                                               286.00
Employment Contractor                                                                                             3,654.95
                                                                                                                ----------
                                                        Contract Labor Total                                    141,686.31

Various                                                 Commissions                                              16,731.01
Various                                                 Commission                                               28,995.46
Multiple                                                commission                                               21,484.00
Various                                                 Commissions                                              23,852.09
Various                                                 commissions                                              23,773.71
Mark Fratick                                            Commissions                                               1,510.20
                                                                                                                ----------
                                                        Commissions Total                                       116,346.47

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Case No. 00-5-6931-JS through 00-5-6967-JS, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Consolidated Cash Flow for the Month Ended August 31, 2000

      Invoice Payable to                       Description of Invoice / Service                                    Total
      ------------------                       --------------------------------                                    -----
Anderson Rentals                                        Holding tank Grand Beach                                    766.51
Canon Financial                                         Lease copiers                                             3,367.53
Danka                                                   Lease faxes                                               1,115.11
Fidelity Leasing                                        Mailing machine                                             186.83
GE Capital - Matrix Lease                               IT Equipment Lease                                      116,299.70
Matrix                                                  IT Equipment Lease                                       47,001.68
Aaron Rents                                             Furniture rental                                          6,654.44
Cort Furniture rental                                   Furniture rental                                            221.54
Danka Financial Services                                Office machines                                           3,837.20
Fidelity Leasing                                        Security System                                             246.79
Neopost                                                 Equip rental                                                577.17
BCL Capital                                             Security System                                             469.67
Fidelity Leasing                                        Mailing machine                                             368.38
Newcourt Leasing                                        Furniture Leasing                                         2,943.83
Canon Financial Services                                copier lease                                              3,367.53
Advanta Leasing                                         Copier                                                      498.89
Business Credit Leasing                                 Security system                                             519.69
Business Credit Leasing                                 Security System                                           1,114.84
Premier Modular Building                                Aug rent                                                    127.20
Pitney Bowes Credit                                     postage meter                                                77.02
IOS Capital                                             Copier leases                                             1,081.99
Ikon Office Solutions                                   Copier                                                      659.07
BMW Financial Services                                  lease-Ray Dixon                                             489.00
BMW Financial                                           Lease - Dixon                                               512.07
                                                                                                                ----------
                                                        Equipment Leases Total                                  192,503.68

Various                                                 Expense report                                           15,986.56
Anna Goettel                                            Expense report                                             (808.96)
John McClure                                            Expense report                                           (1,675.11)
Denise Butler                                           Expense report                                               60.82
Mathew Delaney                                          Expense report                                            1,516.20
Jack Harris                                             Expense report                                              844.87
David Hutton                                            Expense report                                              333.25
Scott Leonard                                           Expense report                                              657.80
Paula Meads                                             Expense report                                              369.00
Todd Pokrywa                                            Expense report                                              423.13
Richard Rose                                            Expense report                                              513.10
Paul Sexton                                             Expense report                                              716.65
Timothy Romine                                          Expense report                                              930.00
Wilma Esponda                                           Expense report                                              500.00
Multiple                                                Expense Reimb                                            12,094.05
Jeannie Qualls                                          Expense Reimb                                               409.98
Nicole Hood                                             Expense Reimb                                             2,919.50
Scott Leonard                                           Expense Report                                            7,645.12
Leon Barris                                             Expense Report                                            3,145.05
Kurt Begelman                                           Expense Report                                              164.96
John Branch                                             Expense Report                                              197.92
Ann Cohen                                               Expense Report                                            1,396.79
Carl Davis                                              Expense Report                                               89.43
Robert Davis                                            Expense Report                                              835.27
Julie Field                                             Expense Report                                              270.47
Thomas Gaylor                                           Expense Report                                              308.42
Melissa Knight                                          Expense Report                                                5.27
Keith Marcos                                            Expense Report                                              237.95
Edward Padilla                                          Expense Report                                               59.95
Michael Paulin                                          Expense Report                                              952.22
Vinnie Pulido                                           Expense Report                                              313.81
Brian Record                                            Expense Report                                              589.88

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Case No. 00-5-6931-JS through 00-5-6967-JS, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Consolidated Cash Flow for the Month Ended August 31, 2000


          Invoice Payable to                       Description of Invoice / Service                  Total
          ------------------                       --------------------------------                  -----
Joseph Stargel                          Expense Report                                                    113.06
Mark Tucker                             Expense Report                                                     60.00
Jody Wheeler                            Expense Report                                                    413.19
Anna Goettl                             Expense Report                                                    115.67
Page Miracheck                          Expense Report                                                  1,859.20
Various                                 reimb exp                                                      11,723.12
Mike Paulin                             reimb exp                                                         309.83
Nicole Hood                             reimb exp                                                       1,247.66
Ken Jepson                              Expense Reimb                                                      45.88
Rocio Phipps                            Expense Reimb                                                      42.00
Kat Lashley                             Expense report                                                     46.50
Pasquali Rinaldi                        Expense report                                                    917.26
Penelope Wilson                         Expense Reimb                                                     128.62
Anne Lindsey                            Expense report                                                     94.10
Melinda Atchison                        Expense Reimb                                                     127.51
Darcy Grady                             Expense report                                                     31.62
Becky Phillips                          Expense report                                                     27.28
Brooks Chapman                          Expense Report                                                    228.97
Jason Toste                             Expense Report                                                     72.81
Elena Cormio                            Expense report                                                    258.87
Thomas Leavitt                          Expense report                                                    310.12
Thomas Leavitt                          Expense Reimb                                                   4,019.32
Ann Grajeda                             CAM License Renewal Fee                                           260.00
                                                                                                      ----------
                                        Expense Reports Total                                          74,455.94

Nevada Dept Taxation                    2nd Quarter Business Tax                                          319.48
Department of Commerce and Consumer     Void of July Check                                             (2,282.56)
Arizona Corp Comm Phoenix               Annual Report-RMI Fees                                             90.00
State of Washington                     Annual Report                                                      59.00
Tennessee Real Estate                                                                                     100.00
Secretary of  State                     Void of July check                                                (57.75)
Commonwealth of Virginia                Late fee annual report                                             20.00
California Sec of State                 File Biennial rpt                                                  20.00
Illinois Sec of State                   Renew annual report                                                58.25
Nevada Sec of State                     Annual report                                                     255.00
Osceola County                          OCC License                                                        30.00
Arizona Sec of Stare                    Tradename renewal                                                  30.00
Tenn Sec of State                       Annual report                                                      20.00
Arizona Dept of                                                                                           500.00
Government of the US St Croix           Carambola property tax                                        146,247.35
Earl K Wood Tax Collector               OCC license renewal                                               340.00
Clerk of Court-Orange                   satisfaction of judgment                                            6.00
City of Ft Lauderdale                   License                                                           100.00
City Treasurer San Diego                Tourist Tax                                                     2,687.38
City of San Diego                       Transient Rental tax                                            1,017.59
San Diego Convention & Visitors                                                                            60.00
City Treasurer                                                                                          6,898.00
                                                                                                      ----------
                                        Governmental Fees & Taxes Total                               156,517.74

Connecticut General Life Ins            Cigna medical adjustments                                       4,856.92
Met Life                                Dental Premium May                                              9,571.76
WHP Health Initiatives                  Rx claims P/E 7/15                                             40,228.13
Elite Brokerage Service                 Stop Loss Ins Premium June                                     17,409.04
Met Life                                Claims Funding                                                  4,296.30
Cigna                                   Claims Funding                                                  9,780.56
Imperial Premium Finance                Coverage Premiums                                             342,721.24
Cigna                                   Claims Funding                                                 20,690.75
Met Life                                Claims Funding                                                  3,274.90

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Case No. 00-5-6931-JS through 00-5-6967-JS, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Consolidated Cash Flow for the Month Ended August 31, 2000


          Invoice Payable to                       Description of Invoice / Service                  Total
          ------------------                       --------------------------------                  -----
Cigna                                   Claims Funding                                                 46,487.13
Met Life                                Claims Funding                                                  1,049.00
Prudential                              Workers' Comp                                                 131,331.24
Cigna                                   Claims Funding                                                 22,296.70
MetLife                                 Claims Funding                                                  7,538.00
Cigna                                   Claims Funding                                                 21,025.81
MetLife                                 Claims Funding                                                  3,613.00
Cigna                                   Claims Funding                                                    939.13
MetLife                                 Claims Funding                                                  7,953.24
Cigna                                   Claims Funding                                                  1,961.70
Cigna                                   Claims Funding                                                151,165.53
MetLife                                 Claims Funding                                                  1,546.68
Prudential                              Workers' Comp                                                  68,922.86
Cigna                                   Claims Funding                                                 41,815.13
BMC                                     Claims Funding                                                  6,650.03
Cigna                                   Claims Funding                                                 13,856.23
MetLife                                 Claims Funding                                                  5,868.20
Cigna                                   Claims Funding                                                    500.80
Aflac                                   Insurance Premiums                                                236.40
Various                                 Claims Funding                                                 (8,657.09)
AFCO                                    Insurance                                                      19,691.66
Elite Brokerage Services Exton          Stop Loss Ins - July                                           15,967.32
MetLife                                 June Dental Premium                                             8,779.08
WHP Health Initiatives                  RX Claims                                                      40,318.09
Cigna                                   Health Claims                                                  35,528.75
MetLife                                 Health Claims                                                  10,147.20
Cigna                                   Health Claims                                                   6,092.08
MetLife                                 Health Claims                                                   4,930.10
Cigna                                   Health Claims                                                  24,617.20
Cigna                                   Health Claims                                                   3,495.32
MetLife                                 Health Claims                                                     866.40
BMC                                     Health Claims                                                   3,152.77
WHP Health Initiatives                  Workers Comp Refund                                          (299,547.51)
Cigna                                   Health Claims                                                  11,311.36
MetLife                                 Health Claims                                                   3,437.20
Connecticut General Life                Cigna health Admin Fees                                        15,287.74
Insurance Co                            Claims                                                          1,537.70
Risk Insurance Mgmt                                                                                       325.00
Met Life Dental                         Claims Funding                                                  6,075.90
Cigna                                   Claims Funding                                                 30,019.71
Cigna                                   Claims Funding                                                 21,858.17
Met Life Dental                         Claims Funding                                                  5,560.10
Cigna                                   Claims Funding                                                 48,515.79
Met Life Dental                         Claims Funding                                                    528.50
Various                                 Cobra                                                         (77,971.82)
AFLAC                                   July/Aug Health Supply                                         19,372.90
Connecticut General Life                Life insurance                                                 19,549.28
Elite Brokerage Services                Stop loss insurance-aug                                        18,861.60
MetLife                                 Dental-July                                                     5,894.44
MetLife                                 Dental Claims                                                   9,870.70
Cigna                                   Medical Claims                                                 11,573.05
MetLife                                 Dental Claims                                                   2,896.55
Cigna                                   Medical Claims                                                 47,846.82
WHP Health Initiatives                  RX Claims-June                                                 49,607.05
Misc                                                                                                   15,000.00
BMC                                                                                                       619.09

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al.,  Debtors
Case No.  00-5-6931-JS through 00-5-6967-JS, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Consolidated Cash Flow for the Month Ended August 31, 2000

          Invoice Payable to                       Description of Invoice / Service                  Total
          ------------------                       --------------------------------                  -----
Various                                 Cobra                                                          (1,795.37)
Various                                 Cobra                                                          (5,703.26)
Cigna                                   Flex Spending                                                  12,147.79
                                                                                                    ------------
                                        Insurance Total                                             1,125,193.77

AON Consulting                          Consulting                                                      7,500.00
Bankruptcy Services LLC                 June Services                                                   9,319.06
David Fleishman                         General Legal-San Luis                                          1,005.00
Interval International                  Post Filing Enrollments                                           294.75
Johnson-Smith LLP                       State of Indiana                                                   30.00
RIA Group                               Legal Financial Reporting                                       1,393.82
Ivey, Harris & Walls Inc                Retainer-master contract planning & permitting                  5,000.00
David Fleishman                         Legal fees - San Luis Bay                                       3,122.50
Peter Lieback                           NJ broker of record                                               700.00
KPMG                                    Accountants & Financial Advisors                              500,704.54
Willkie Farr                            Debtors Counsel                                               405,749.22
Whiteford Taylor                        Debtors Counsel - Local                                       211,166.32
Schreeder Wheeler                       Legal                                                          47,650.11
Chanin                                  Investment Bankers                                             13,299.32
Ableco                                  DIP Financing Fees                                            575,000.00
Marshall Berman                         Legal Fees                                                      7,650.00
Bankruptcy Services                     Services                                                        3,577.59
John Daniel                             Legal Fees                                                        409.20
David Fleishman                         Legal Fees                                                        418.32
White, Koch, Kelly                      Legal Fees                                                      6,326.13
Ableco Finance                          DIP Fees                                                      116,143.56
Alston & Bird LLP                       Securities-Legal Services                                       8,391.83
Financial Relations Board               prof services-June                                              1,456.28
Florida Bar                             legal                                                             118.72
Kaufman & Canoles                       legal fees                                                     10,881.24
Lowther, Johnson, Joyner,               legal fees                                                         28.00
RIA Group                               legal financial reporting                                         657.16
White, Koch, Kelly, & McCar             legal fees                                                      1,678.89
Birch De Jongh Hundels                  legal fees                                                        787.50
Brown & Bunch                           legal fees                                                        297.10
Carlton, Fields, Ward                   legal fees                                                      3,842.64
Chasemellon Shareholder                 legal fees                                                        650.50
CSC Corp                                legal fees                                                        278.00
Thomson & Thomson                       legal - elite membership firm                                     395.00
Troop, Steuber, Pasich                  legal - hurricane loss                                             95.56
Schreeder, Wheeler & Flint              Encore transfers                                                9,283.00
Schreeder, Wheeler & Flint              fees incurred by escrow                                           615.24
Lowther, Johnson, Joiner                Professional fees                                                  67.93
Needle Rosenberg                        Legal - re: trademark                                           5,000.00
Needle Rosenberg                        Legal - re: trademark                                             762.00
Stoops & Kloberdanz                     Legal Fees                                                      1,193.46
Schreeder, Wheeler, & Flint LLP         Encore transfer                                                19,340.00
Schreeder Wheeler Flint                 Encore transfer                                                 9,778.00
Schreeder Wheeler & Flint               Encore transfer                                                 3,888.00
Schreeder, Wheeler Flint                Encore Transfer                                                 2,590.00
US Trustee                              Bankruptcy Fees                                                54,000.00
US Trustee                              Quarter 2 2000 Fee                                              1,250.00
                                                                                                    ------------
                                        Legal, Consulting & Professional Fees Total                 2,053,785.49

Cypress Phase II                        Maintenance Fee 128K not in cash flow                          96,000.00
Coral Sands                             Maintenance Fee                                                 1,545.00
Royal Palm                              Maintenance Fee                                                25,806.00
Flamingo                                Maintenance Fee                                                22,581.00

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al.,  Debtors
Case No.  00-5-6931-JS through 00-5-6967-JS, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Consolidated Cash Flow for the Month Ended August 31, 2000

          Invoice Payable to                       Description of Invoice / Service                  Total
          ------------------                       --------------------------------                  -----
Savoy                                   Maintenance Fee                                                 3,365.00
Savoy Hotel                             Maintenance Fee                                                 9,357.00
Town Square                             Maintenance fees                                               65,000.00
Coral Sands                             Maintenance fees                                               50,763.00
Royal Palm                              Maintenance fees                                               25,806.00
Flamingo                                Maintenance fees                                               22,581.00
Savoy                                   Maintenance fees                                               50,000.00
Savoy Hotel                             Maintenance fees                                                9,357.00
Town Square II                          Maintenance Fees                                               20,000.00
Cypress Pointe II                       Maintenance Fees                                              114,317.00
Coral Sands                             Maintenance Fees                                               40,000.00
Savoy                                   Maintenance Fees                                               55,000.00
Savoy Hotel                             Maintenance Fees                                                9,357.00
Ft. Lauderdale                          Maintenance Fees                                                6,429.00
Savoy                                   Maintenance Fees                                               45,000.00
Savoy Hotel                             Maintenance Fees                                                9,357.00
Royal Palm                              Maintenance Fees                                               55,000.00
Flamingo                                Maintenance Fees                                               22,581.00
Villas on the Lake                      Maintenance Fees                                               27,157.00
Santa Fe                                Maintenance Fees                                               52,593.00
Scottsdale Villa Mirage                 Maintenance Fees                                               80,000.00
San Luis Bay                            Maintenance Fees                                              274,125.00
Cypress Point II                        Maint fee                                                     119,799.00
Highlands                               Maint Fees                                                     13,375.00
Cypress Point I                         Maint Fees                                                     10,000.00
Villas of Poco Diablo                   maint fee late charges                                          2,500.00
Villas of Sedona                        maint fee late charges                                          9,350.00
Sedona Springs                          maint fee late charges                                          1,300.00
San Luis Bay Inn                        Maintenance Fees                                                2,907.23
                                                                                                    ------------
                                        Maintenance Fees Total                                      1,352,308.23

Advantage Hotel                         Breakfast                                                       6,000.00
Muzak                                   Music                                                             201.40
PL Productions                          Gifts                                                           1,526.40
AAA Trophies                            Nametags Plaques                                                   80.26
Advantage Hotel                         Breakfast                                                       3,000.00
Advantage Hotel - Kissimmee             Breakfast 8/7 - 8/11                                            3,000.00
Cypress Gifting                         Gifting Premium                                                 2,250.00
Advantage Hotel Co                      breakfast (8/28-9/1)                                            3,000.00
Ozarks Coca-Cola                        refreshments                                                      208.85
Larue Distributors                      Coffee                                                             55.74
Coca Cola                               Refreshments                                                      967.84
Commercial Sound System                 Music Services                                                     43.51
RCI                                     Owner kit materials                                                 8.97
Four Graphics                           deposit collateral printing                                       500.00
Larue Distributing                      Refreshments                                                       64.93
Ozarks Coca Cola                        Refreshments                                                       85.04
Guest Distribution                      supplies                                                          231.49
Hilton Hotels Corp                      room stays                                                        351.40
Inn Room Visitors                       magazines                                                          58.75
Superco Specialty Produce               refreshments                                                      620.84
Direct Marketing                                                                                          337.02
                                                                                                    ------------
                                        Advertising, Sales & Marketing Total                           22,592.44

First American Title                    Escrow for parking lot                                        106,628.28
Brown & Brown Inc                       Fidelity bonds to insure escrow deposits                          750.00
Execustay                               Harrington hotel stay                                           2,628.67
The Hemisphere Group                    Travel exp reimbursement                                        2,586.98

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Case No.  00-5-6931-JS through 00-5-6967-JS, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Consolidated Cash Flow for the Month Ended August 31, 2000

          Invoice Payable to                       Description of Invoice / Service                  Total
          ------------------                       --------------------------------                  -----
Metrowest Master Assoc                  Assoc Dues                                                        710.34
Somoniz                                                                                                    12.00
ARDA-ROC                                Membership dues                                                   100.00
Carey International                     Trip #75859                                                       120.90
Execustay - Baltimore                   Rent August                                                     2,530.00
Publix                                  Food                                                               92.99
Resort Capital Advisors                 Millennium Mgmt                                                 7,500.00
Fidelity Press                          Newsletter                                                      4,511.68
PCI                                     Sun Options tables for POS                                      4,637.50
Edgar Online Inc                        Subscription fee                                                   29.85
Allied Data Supplies                                                                                      345.00
James Waring                            Cancellation                                                      825.00
Highlands @ Sugar                       Sale of association owned weeks                                 4,300.00
James Starit                            Photography purchase                                              650.00
International Timeshares                Various invoices                                              153,200.21
Weinstock & Scavo                                                                                         542.86
Bostic Steel                                                                                           20,631.00
Petty Cash                              replenish cash-j collette                                         468.85
Various                                                                                                60,106.00
Club Sunterra                           I/C Balance                                                        96.00
EVR Maui                                                                                                  992.70
Jose Toro                               Refund                                                          1,690.00
Cypress                                 Petty Cash                                                      2,250.00
Cypress                                 Overdraft funding                                                 550.00
Landers, Jackson                        qrtly pymt (loan for Cypress III land)                          9,450.00
Various                                 Misc                                                            2,661.61
Herbert Steiner                         Deposit refund                                                     50.00
FATT                                    Overdraft funding                                                 500.00
Crowell, Robert                         refund                                                             75.00
Howard Buckley                          cancellation                                                      199.00
Regina Forrest                          cancellation                                                      279.00
Eric Reinhart                           cancellation                                                      199.00
HC Robinson                             cancellation                                                      299.00
American management assoc               cancellation                                                       50.00
John Lott                               refund overpayment                                              1,180.40
RPM                                     vouchers                                                          342.25
Globe Travel                            Travel exp reimbursement                                           91.20
Kahn & Company                          misc                                                              541.20
Pacs International                      Misc                                                               82.91
Sunset parking                          parking service                                                   620.00
Villas de Santa Fe                      Various Reimb                                                   1,883.27
Nevada Association of Em                Dues                                                              216.00
Tahoe Beach & Ski                       GM fee                                                            687.50
Club Sunterra                           Various invoices                                               13,779.00
International Escrow Service            transfer fees                                                     595.00
Void of July check                      Void of July check                                               (715.00)
First Union - Fla dept child support    Child support                                                   3,345.00
Petty Cash                              Replenish                                                         248.84
                                                                                                      ----------
                                        Miscellaneous Total                                           416,146.99

Bank of America                         Bank Fees                                                       1,436.44
Wires Clearing Asset Backed Securities  Interest on DIP loan                                          317,680.56
First Union Bank                                                                                        2,282.56
First Union Bank                                                                                           57.75
First Union Bank                                                                                          100.00
First Union                             Bank Fees                                                       8,070.19
                                                                                                      ----------
                                        Miscellaneous Bank Fee Total                                  329,627.50

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Case No.  00-5-6931-JS through 00-5-6967-JS, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Consolidated Cash Flow for the Month Ended August 31, 2000

          Invoice Payable to                       Description of Invoice / Service                  Total
          ------------------                       --------------------------------                  -----
California Pensions                                                                                       165.00
Merrill Lynch                           401(k) funding                                                 20,002.89
Merrill Lynch                           401(k)                                                         25,729.79
Merrill Lynch                           401(k)                                                         24,825.01
                                                                                                      ----------
                                        Miscellaneous 401(k) Fees                                      70,722.69


RPM                                     payroll                                                       102,695.57
Pro Business                            fees                                                            5,000.00
Compupay                                Payroll                                                            42.65
Compupay                                Payroll                                                           375.00
Compupay                                Payroll Fee                                                       163.08
Orlando Sentinel                        Emp Ad                                                            317.70
Orlando Sentinel                        Employment Ad                                                     386.40
Orlando Sentinel                        Ad                                                                386.40
Orlando Sentinel                        Ad                                                                572.50
                                                                                                      ----------
                                        Miscellaneous Employment Related Total                        109,939.30

Fed ex                                  Shipping                                                        1,600.81
Gateway Companies                       Computer parts                                                     69.47
MPI Net                                 Internet Feed                                                   2,074.90
Nationwide Postal Center                Shipping                                                          278.27
Royal Office Products                   Office Supplies                                                   170.56
Royal Price LTD                         Paper                                                             507.74
Intercall                               Conference calling                                                 67.67
UPS                                     Shipping                                                          966.00
Postal Service                          Postage                                                         1,500.00
Federal Express                         Shipping                                                        2,006.03
Four Graphics                           Business cards                                                    145.12
Newo                                    Coffee, etc.                                                    1,520.67
Royal Office Products                   Office Supplies                                                   153.07
UPS                                     Shipping                                                           92.25
Four Graphics                                                                                           2,130.28
Club Sunterra                           Badging Equipment                                               6,696.03
Comark Corp Sales Inc                   Computer Purchase                                                 486.92
FedEx                                   Shipping                                                        2,273.60
Four Graphics Inc                       Business Cards                                                    106.00
G Neil Companies                        HR Supplies                                                       162.63
Global Equipment                        Rack & shelving-mail room                                         322.32
Micro Warehouse                         Supplies                                                          110.00
Petty Cash                              Supplies                                                          500.00
Royal Price Ltd                         Copy Paper                                                        507.74
USPS                                    Postage                                                           342.91
Shareit                                 Computer purchase                                                 150.00
Comark                                  Windows 98 upgrade license                                        922.20
CT Corp Systems                         Legal documents                                                 6,066.16
Danka                                   Supplies                                                          192.30
Fedex                                   Shipping                                                        2,968.98
Fidelity Press                          Postage                                                         2,101.74
Fulford                                 Moving & storage                                                2,661.92
Neopost                                                                                                    79.50
New Horizon Computer                    Excel books                                                       320.00
Royal Price LTD                         Copy paper                                                      1,494.48
RR Donnelley                            Forms                                                             215.80
Vertex                                  Payroll Tax software                                            3,778.90
Courier Express                                                                                             7.80
MPI Net                                 Internet                                                        4,149.80
Allied Data Supplies                    toner                                                             411.79

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Case No.  00-5-6931-JS through 00-5-6967-JS, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Consolidated Cash Flow for the Month Ended August 31, 2000

          Invoice Payable to                       Description of Invoice / Service                  Total
          ------------------                       --------------------------------                  -----
Compaq Smartstart                       computer                                                          129.55
Danka                                   copier supplies                                                   165.60
Data Com Warehouse                      supplies                                                          359.00
Fedex                                   shipping                                                          529.61
Florida Courier Express                 courier service                                                    12.10
Micro Warehouse                         supplies                                                          525.95
Progressive Communications              luggage tags                                                    3,237.77
Royal Price Ltd Inc                     copy paper                                                      1,015.48
Bloomberg LP                                                                                                1.00
Corporate Firewall Software                                                                             3,203.94
Credit Data Services                    Credit Reports                                                    175.05
Crystal Spring Water                    Water                                                              10.00
FedEx                                   shipping                                                          331.00
Airborne                                Shipping                                                           37.08
Fedex                                   Shipping                                                          166.92
Alpha Graphics                          printing                                                          286.75
Fun N Fashion                           VIP BBQ                                                           397.82
Purchase Power                          postage                                                            52.75
Federal Express                         Shipping                                                          393.50
Network Solutions                       web & internet addresses                                           70.00
FedEx                                   Shipping                                                          541.02
Fedex                                   shipping                                                          483.99
Danka                                   Maintenance contracts                                             395.69
American Hotel register                 Shipping                                                          126.41
RCI                                     Shipping                                                            8.61
FedEx                                   Shipping                                                           18.42
LCS Paging                              paging service                                                    212.60
Pitney Works                            Postage                                                         1,346.54
DMR                                     Shipping                                                          221.75
Arrowhead Mountain Spring               Water                                                             130.19
Coffee Ambassador                       Coffee                                                             89.20
DHL                                     Shipping                                                           95.38
Airborne                                Shipping                                                           20.56
American Hotel register                                                                                   536.84
Danka                                   Copy usage                                                        152.03
FedEx                                   shipping                                                           21.72
Santa Fe Printing                       Printing                                                        1,608.16
Xerox                                   Copier Maintenance                                                871.54
                                                                                                    ------------
                                        Office Supplies Total                                          68,293.88

Various                                 August Payroll                                                953,925.00
Various                                 August Payroll                                                 79,688.00
Various                                 August Payroll                                                 12,064.00
Various                                 August Payroll                                                  7,800.00
Various                                 August Payroll                                                 60,749.00
                                                                                                    ------------
                                        Payroll Total                                               1,114,226.00

Configurations                          Storage                                                            73.60
Tahitian Investments                    Rent                                                            3,750.00
Configurations                          Aug Storage                                                        73.60
Tahitian Investments                    Rent                                                           (3,750.00)
Lake Ellenor Business                   Add'l ac                                                          434.60
Public Storage                          Rent                                                            1,911.54
Robertson, Johnson Warehouse            Rent                                                              408.00
Tahitian Investments                    Rent                                                            3,750.00
Lake Ellenor Business Center            sept rent LE1                                                  29,825.64
Tahitian Investments                    sept rent LE3                                                  27,449.37
GE Capital Modular Space                S & M trailer - aug rent                                          924.32

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Case No.  00-5-6931-JS through 00-5-6967-JS, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Consolidated Cash Flow for the Month Ended August 31, 2000

          Invoice Payable to                       Description of Invoice / Service                  Total
          ------------------                       --------------------------------                  -----
Public Storage                          rent space 3415                                                   232.14
AAA Storage                             storage rental (8/25-9/25)                                        300.00
                                                                                                     -----------
                                        Property Rent Total                                            65,382.81

Advanced Data Design                    Network Phone drops                                               322.50
American Construction                   Grand Beach project                                               779.00
BCL Capital                             Security                                                        1,554.16
Chase Security                          Security                                                        2,662.29
Fulford                                 Moving & storage                                                2,990.33
Global Equipment                        Shelving                                                        1,050.45
Mechanical Service _Orlando             Repair computer room Orlando                                      302.50
Julie Mitacchione                       Cleaning                                                        7,040.80
Robertson Johnson warehouse             Storage EVG roofing tiles                                         408.00
Signs Now                               Signage                                                         1,278.63
Steves Lock & Safe                      Service call                                                      528.21
Waste Management                        Waste Disposal                                                     47.97
Steve's Lock & Safe                     H/R Service call-master key                                       365.41
Wire & design Service                   LE#3 change order                                               9,300.00
Fulford Van                             Move boxes                                                      4,877.14
Watts Air Conditioning                  Water leak                                                        487.00
Advanced Data Design                    Dumpster roll off                                                 759.54
Cable & Wireless                                                                                        5,138.12
Chase Security                          Security                                                        2,662.29
Stanley Steamer                         Cleaning                                                          412.20
Tri City Electrical                     Electrical EVG                                                  8,250.00
Terminix                                Exterminator                                                       42.40
Waste management                        Dumpster                                                           80.47
Wire & Design                           Cable                                                           3,490.14
Danka                                   Copier Maint                                                      383.31
Hewlett Packard                         HP Unix Support                                                54,330.27
Home Deot                               Various Supplies                                                1,711.52
Stanley Steamer                         Carpet cleaned                                                  1,810.35
Maxim Group                             Computer Consulting                                             5,184.00
SunCoast Fire & Safety                  Fire Equip maint                                                  750.00
Advanced data Design                    Speaker                                                           200.00
BCL Capital                             Security                                                          862.93
Chase Security                          Security                                                        2,662.29
Global equip                            Rack & Shelving                                                   418.83
Mechanic Service of Orlando             Repairs                                                           491.33
Rexel Datacom                           Patch cables                                                      204.75
SBC Datacom                             Maintenance                                                     2,765.92
Stanley Steamer                         Carpet Cleaning                                                   605.00
Steves Lock and Key                     Rekey                                                              12.31
Moore Business Solutions                Repair check machine-payroll                                      673.04
Julie's Cleaning Service                Aug Lake Ellenor cleaning                                       7,460.88
Watts Air Conditioning                  install condensate pump                                           969.00
Wire & Design Electric                  electrical work le3                                             4,425.70
Flamingo                                Hurricane repairs                                             100,000.00
Juan Gonzalez                           Phone work                                                         52.50
Advanced Data Design                    Change order                                                      100.00
Del Air Heating                         repair                                                            474.00
Phone masters                           Phone maintenance                                                 201.40
Security Link                           Security                                                           26.45
Southern Appeal carpet                  Carpet cleaning                                                   854.44
Tru-Green                               plant maintenance                                                 159.00
Southern Appeal Carpet                  carpet cleaning                                                   453.04
Sunterra Communications                 repair phone/lightning strike                                   3,156.96
Juan Gonzalez                           Repairs                                                           377.50

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Case No. 00-5-6931-JS through 00-5-6967-JS, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Consolidated Cash Flow for the Month Ended August 31, 2000

          Invoice Payable to                          Description of Invoice / Service               Total
          ------------------                          --------------------------------               -----
Security Link                           Security                                                           52.90
Southern Appeal carpet                  Carpet Cleaning                                                   453.04
Loyds Electric Supply                   misc supplies                                                      26.70
Reliable Heat & Air                     replace unit                                                      800.00
Meeks Building Center                   misc supplies                                                     170.27
L & J Plumbing Supply                   Plumbing supplies                                                 278.21
Meeks Building Center                   maint supplies                                                     14.12
Reliable Heat & Air                     service call                                                       45.00
Tri Lakes TV & Appliance                repair tv bldg 6                                                  103.90
Terminix                                Pest Control                                                       81.50
Cox Communication                       Cable                                                             591.65
Clean Touch                             Cleaners                                                          415.42
Edco Disposal                           Waste                                                             779.00
San Diego Hardware                      Hardware                                                            6.01
Superco Specialty Produce                                                                                 444.13
Tower Glass                             Canopy                                                          1,871.60
Trugreen                                Plant maintenance                                                 363.00
Waxie sanitary                          Supplies                                                          546.42
Xpect First Aid                         Supplies                                                           62.31
Helm Corp                               security                                                        1,490.00
Regency Lighting                        supplies                                                           65.94
Waxie Sanitary Supply                   supplies                                                          862.27
Flamingo                                Hurricane repairs                                             100,000.00
Flamingo                                Hurricane repairs                                              80,000.00
Chase Security Service                  security                                                        2,414.25
Chase Security Service                  Security                                                        2,662.29
BCL Capital                             security                                                          302.50
Julie's Cleaning Service                Cleaning service                                                3,067.18
                                                                                                      ----------
                                        Repairs & Maintenance Total                                   444,575.88


AT & T                                  phone                                                          67,670.52
Bell South                              phone                                                           1,323.28
Nextel                                  phone                                                           1,571.86
Sprint                                  phone                                                         155,391.85
ACT Teleconferencing                    Telephone                                                         117.03
Nextel                                  Cell phone                                                        100.16
AT & T Wireless                         Telephone                                                       2,369.59
Bell South                              Telephone                                                      25,906.34
Lucent Technology                       Telephone                                                       6,577.35
Nextel                                  Telephone                                                      12,292.37
Sprint                                  Telephone                                                      66,599.81
Verizon                                 Telephone                                                         169.70
AT & T Wireless                         cell phones                                                     1,918.25
AT & T                                  long distance - telephone                                      17,199.31
Bell South                              telephone                                                       7,925.78
Pacific Bell                            telephone                                                         155.27
Sprint                                  telephone                                                          89.14
Scott Leonard                           cell phone                                                        672.03
Sprint                                  Telephone                                                         342.16
Gonzalez, Juan                          phone repairs                                                     350.00
Sprint                                  telephone                                                       3,448.02
AT & T                                  phone                                                             933.34
BTI                                     phone                                                           1,263.75
FATT                                    Cell phone (Wunderlich)                                            29.42
Bell South                              telephone                                                       3,489.39
Sunterra Communications                 telephone                                                          57.67
AT & T                                  Telephone                                                         439.04

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Case No. 00-5-6931-JS through 00-5-6967-JS, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Consolidated Cash Flow for the Month Ended August 31, 2000

          Invoice Payable to                          Description of Invoice / Service               Total
          ------------------                          --------------------------------               -----
Sunterra Communications                 Telephone                                                       6,297.28
US West Communications                  telephone                                                       1,495.03
US West Communication                   Phone                                                              77.43
Verizon                                 Telephone                                                          41.53
GTE Calif                               Phone                                                             160.09
GTE California                          phone                                                             394.29
GTE                                     Telephone                                                         359.47
Sprint                                  Telephone                                                          57.84
RPM Savoy                               D Rice cell phone activity                                        128.00
Skytel                                                                                                  3,081.40
Verizon                                                                                                 3,071.67
Verizon                                                                                                   149.90
                                                                                                      ----------
                                        Telephone Total                                               393,716.36

Orlando Utilities                       Utilities                                                       8,864.47
Orlando Utilities                       Utilities                                                         145.20
Orlando Utilities                       metro                                                           2,637.32
Tahitian Investments                    Electric LE3                                                    1,937.50
AZ Waste Water                          water/sewer                                                     1,398.00
Sierra Pacific Power                    Utilities                                                       1,608.95
AT & T Cable                            Cable                                                              28.84
Southwest Gas                           Gas                                                                20.49
                                                                                                   -------------
                                        Utilities Total                                                16,640.77

                                        Grand Total                                                 8,264,662.25
                                                                                                   =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
August 31, 2000


                                                                 AKGI St.
Legal entity                                                  Maarten, NV
Bankruptcy filing number                                     00-5-6933-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                     $   733,768
Cash in escrow and restricted cash                                    739
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        (5,133,586)
Due from related parties                                        2,499,014
Other receivables, net                                          3,364,069
Prepaid expenses and other assets                                 619,714
Investment in joint ventures/non-debtors                                -
Real estate and development costs                              17,793,409
Property and equipment, net                                       324,188
Intangible assets, net                                              4,250
                                                              -----------

                                                              $20,205,565
                                                              ===========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                        $ 2,905,115
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                        541,542
Accrued liabilities                                             2,036,800
Notes payable not subject to compromise                                 -
Deferred income taxes                                              18,920
                                                              -----------
                                                                5,502,377

Stockholders' equity                                           14,703,188
                                                              -----------

Total liabilities and equity                                  $20,205,565
                                                              ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended August 31, 2000


                                                                 AKGI St.
Legal entity                                                  Maarten, NV
Bankruptcy filing number                                     00-5-6933-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                       $ 722,937
Interest income                                                        -
Other income (loss)                                               63,412
                                                               ---------
     Total revenues                                              786,349
                                                               ---------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                 149,529
Advertising, sales and marketing                                 363,003
Provision for doubtful accounts                                        -
Loan portfolio expenses                                            9,844
General and administrative                                        66,011
Depreciation and amortization                                     19,786
                                                               ---------
Total costs and operating expenses                               608,173
                                                               ---------

Income (loss) from operations                                    178,176

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                               ---------

Income (loss) before provision for taxes                         178,176

Provision for income taxes                                             -
                                                               ---------
Net income (loss)                                              $ 178,176
                                                               =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended August 31, 2000


                                                                 AKGI St.
Legal entity                                                  Maarten, NV
Bankruptcy filing number                                     00-5-6933-JS
                                                             ------------
Inflows:
--------

Deposit/Collection
------------------
Resort Deposits:
    Cash-Out Program                                           $  107,603
    Encore                                                         50,123
    Rental Income                                                   4,900
    Other-Design International                                     11,217
    Closing Costs                                                  18,630
    Operating Refunds                                               1,390
Timeshare Sales                                                   113,210
                                                               ----------

    Subtotal-Deposit/Collection Inflows                           307,073

Other
-----
Asset Sales                                                             -
                                                               ----------

    Total Cash Inflows                                            307,073

Outflows:
---------
Operating-Resorts                                                 187,191
Payroll-Resorts(S&W)                                              153,251
Insurance - Coverage Premiums                                     461,428
                                                               ----------

    Total Cash Outflows                                        $  801,870
                                                               ----------

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: AKGI St. Maarten, N.V., Inc.
Case No. 00-5-6933-JS  (Chapter 11)
Cash Flow for the Month Ended August 31, 2000

      Invoice Payable to                Description of Invoice / Service                  Total
      ------------------                --------------------------------                  -----
Various                           commissions                                            45,000.00
                                                                                      ------------
                                  Commissions Total                                      45,000.00

Cariburo                          Office equipment rental                                 2,345.00
                                                                                      ------------
                                  Equipment Leases Total                                  2,345.00

St Maarten                        Property Insurance                                    461,428.00
                                                                                      ------------
                                  Insurance Total                                       461,428.00

Various                           Inventory-food & beverage                               5,418.99
Pan Archives                      Entertainment                                             225.00
Various                           Gifting Premium                                        12,810.50
                                                                                      ------------
                                  Advertising, Sales & Marketing Total                   18,454.49

Royal Palm                        Overdraft funding                                           7.00
Eilandontvanger                   Vendor License                                          1,011.23
Various                           Flamingo AP                                             1,858.41
Various                           Flamingo Expenses                                      36,200.00
                                                                                      ------------
                                  Miscellaneous Total                                    39,076.64

Kwick Bargains                    Office Supplies                                           841.00
                                                                                      ------------
                                  Office Supplies Total                                     841.00

Various                                                                                  79,588.00
                                                                                      ------------
                                  Operating Expenses Total                               79,588.00

Various                           Payroll Related Expenses                              148,518.93
Various                           Payroll Related Expenses                                4,732.00
                                                                                      ------------
                                  Payroll Total                                         153,250.93

Landscaping                       landscaping                                             1,661.61
                                                                                      ------------
                                  Repairs & Maintenance Total                             1,661.61

East Caribbean                    phone                                                     224.60
                                                                                      ------------
                                  Telephone Total                                           224.60

                                  Grand Total                                           801,870.27
                                                                                      ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
August 31, 2000


                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
Assets:
-------
Cash and cash equivalents                                          $       -
Cash in escrow and restricted cash                                         -
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                              (45,039)
Due from related parties                                                   -
Other receivables, net                                                     -
Prepaid expenses and other assets                                          -
Investment in joint ventures/non-debtors                                   -
Real estate and development costs                                          -
Property and equipment, net                                                -
Intangible assets, net                                                     -
                                                                   ---------

                                                                   $ (45,039)
                                                                   =========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             $       -
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                                 -
Accrued liabilities                                                        -
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                   ---------
                                                                           -

Stockholders' equity                                                 (45,039)
                                                                   ---------

Total liabilities and equity                                       $ (45,039)
                                                                   =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended August 31, 2000


                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
Revenues:
---------
Vacation interests sales                                        $         -
Interest income                                                           -
Other income (loss)                                                       -
                                                                -----------
     Total revenues                                                       -
                                                                -----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                                -
Depreciation and amortization                                             -
                                                                -----------
Total costs and operating expenses                                        -
                                                                -----------

Income (loss) from operations                                             -

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                                -----------

Income (loss) before provision for taxes                                  -

Provision for income taxes                                                -
                                                                -----------
Net income (loss)                                               $         -
                                                                ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
August 31, 2000

                                                              All Seasons
                                                                 Resorts,
Legal entity                                                    Inc. (AZ)
Bankruptcy filing number                                     00-5-6936-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                    $   247,009
Cash in escrow and restricted cash                             4,920,220
Mortgages receivable, net                                      2,069,733
Retained interests                                                     -
Intercompany receivable                                       31,983,014
Due from related parties                                         (27,915)
Other receivables, net                                         6,757,988
Prepaid expenses and other assets                              1,176,606
Investment in joint ventures/non-debtors                               -
Real estate and development costs                             30,692,731
Property and equipment, net                                    2,028,293
Intangible assets, net                                                 -
                                                             -----------

                                                             $79,847,679
                                                             ===========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                       $ 4,221,931
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                       666,493
Accrued liabilities                                            2,511,031
Notes payable not subject to compromise                        1,808,938
Deferred income taxes                                                  -
                                                             -----------
                                                               9,208,393

Stockholders' equity                                          70,639,286
                                                             -----------

Total liabilities and equity                                 $79,847,679
                                                             ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended August 31, 2000

                                                              All Seasons
                                                                 Resorts,
Legal entity                                                    Inc. (AZ)
Bankruptcy filing number                                     00-5-6936-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                      $ 3,183,271
Interest income                                                    40,225
Other income (loss)                                                 6,616
                                                              -----------
     Total revenues                                             3,230,112
                                                              -----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                  755,716
Advertising, sales and marketing                                1,314,071
Provision for doubtful accounts                                         -
Loan portfolio expenses                                            26,262
General and administrative                                        229,924
Depreciation and amortization                                      28,015
                                                              -----------
Total costs and operating expenses                              2,353,988
                                                              -----------

Income (loss) from operations                                     876,124

Interest expense                                                  (38,009)
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                              -----------

Income (loss) before provision for taxes                          914,133

Provision for income taxes                                              -
                                                              -----------
Net income (loss)                                             $   914,133
                                                              ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended August 31, 2000

                                                              All Seasons
                                                                 Resorts,
Legal entity                                                    Inc. (AZ)
Bankruptcy filing number                                     00-5-6936-JS
                                                             ------------
Inflows:
--------
Deposit/Collection
------------------
Resort Deposits:
    Encore                                                    $   14,381
    Tour Sales                                                       (50)
    Operating Refunds                                              6,824
Escrow Funds                                                     628,898
                                                              ----------

    Subtotal-Deposit/Collection Inflows                          650,053

Other
-----
Asset Sales                                                            -
                                                              ----------

    Total Cash Inflows                                           650,053
                                                              ----------

Outflows:
---------
Operating-Resorts                                                699,098
Payroll-Resorts(S&W)                                             476,916
Commissions-Post                                                 355,446
HOA Subsidies & Maintenance Fees                                  12,157
                                                              ----------

    Total Cash Outflows                                       $1,543,617
                                                              ----------

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: All Seasons Resorts, Inc. (AZ)
Case No.  00-5-6936-JS  (Chapter 11)
Cash Flow for the Month Ended August 31, 2000

           Invoice Payable to                     Description of Invoice / Service               Total
           ------------------                     --------------------------------               -----
John Baca                                 Contract (Cottonwood booths)                                530.00
Fred Cox                                  Contract (Cottonwood booths)                                795.00
Redi-Help Personnel Serv                  Michael Kruse                                               296.14
Singer, Luke                              contract labor/ADVS Coordinator                             145.00
Scottsdale Villa Mirage                   Contract Cleaning Reimb                                     112.50
                                                                                                  ----------
                                          Contract Labor Total                                      1,878.64

Various                                   Commissions                                             120,000.00
Various                                   Commission                                              150,000.00
Various                                   Commission                                              111,000.00
Various                                   Commission                                              (27,320.00)
Scottsdale                                Commissions                                               9,000.03
                                                                                                  ----------
                                          Commissions Total                                       362,680.03

Pitney Bowes                              Mail machine                                                101.18
A-1 Golf Cart Leasing                     Leased Passenger carts                                    1,479.80
Pitney Bowes Credit                       Postage machine                                              55.12
Purchase Power                            Postage machine                                             765.00
Xerox                                     Copier leases                                             4,663.01
AZ Credit terminals                       credit card terminal rental                                 114.14
DMX Music                                 music system rent                                            55.90
Xerox Corporation                         copier lease                                                107.27
Xerox                                     Copier leases                                               156.26
                                                                                                  ----------
                                          Equipment Leases Total                                    7,497.68

Various                                   Expense report                                              689.12
Various                                   Expense report                                            1,059.95
Multiple                                  Expense Reimb                                               484.68
Tracey Beggs                              Expense Report                                               75.00
Lana Burks                                Expense Report                                              317.68
Chris Damitto                             Expense Report                                               86.94
Ron Hayhurst                              Expense Report                                              150.97
Brenda Johnson                            Expense Report                                              277.52
Michael Kruse                             Expense Report                                               42.61
Valerie Matkovich                         Expense Report                                              107.25
Kodi Victor                               Expense Report                                               78.59
Various                                   Expense Report                                              691.39
Erika Beristain                           Expense Report                                              324.34
Multiple                                  Expense Report                                              219.82
Beristain, Erika                          travel reimb                                                200.68
Beristan, Frederico                       travel reimb                                                393.00
Griffith, Johnny                          travel reimb                                                192.57
                                                                                                  ----------
                                          Expense Reports Total                                     5,392.11

Clerk of Superior Court                   Notary                                                       36.00
Secretary of State                        Notary                                                       50.00
Arizona Dept of RE                        July taxes                                                7,904.37
City of Scottsdale                                                                                    200.00
                                                                                                  ----------
                                          Governmental Fees & Taxes Total                           8,190.37

C L Raffety CPA                           professional fees                                           124.13
                                                                                                  ----------
                                          Legal & Professional Fees Total                             124.13

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: All Seasons Resorts, Inc. (AZ)
Case No.  00-5-6936-JS  (Chapter 11)
Cash Flow for the Month Ended August 31, 2000

           Invoice Payable to                     Description of Invoice / Service               Total
           ------------------                     --------------------------------               -----
Sedona Summit                             Maint Fees - Schmidt                                      1,449.00
Sedona Summit Resort                      room stays                                                1,412.02
Ridge on Sedona Golf Res Trust            room stays                                                7,009.98
Villas of Sedona                          room stays                                                  309.80
Scottsdale Villa Mirage                   various reimb                                             1,976.42
                                                                                                  ----------
                                          Maintenance Fees Total                                   12,157.22

A Day in the West                         Certificates                                              5,827.70
AM Coffee Service                         Refreshments                                                331.57
Bashas                                    Refreshments                                              2,613.78
Bell Rock Inn                             Certificates                                              1,129.46
Various                                   Entertainment                                               450.00
Coca Cola                                 Refreshments                                                157.73
Villas of Sedona                          Room Stays                                                   77.45
Ernie Cousins                             Art Display                                                 300.00
Lynn Evola                                Catering                                                  1,337.10
Felsot Building                           Art Display                                                 772.50
Holiday Inn                               Certificates                                                878.04
King Ransom                               Certificates                                                663.00
Kathleen Malloy                           Catering                                                    949.48
Marketplace cafe                          Certificates                                                 63.75
Marks vending Service                     Certificates                                                110.50
Native Spirit                             Certificates                                                 75.00
Various                                   Petty Cash                                                1,686.31
Prime Outlet                              Display rack                                                200.00
Rayne  of N Arizona                       Daycare                                                      94.41
RCI                                       Manuals                                                      37.85
Red Rock review                           full page ad                                                950.00
Ridge on Sedona Golf                      Gifting room stays                                        6,937.05
Scottsdale Fashion Square                 Certificates                                                150.00
Sedona Springs                            Gifting room stays                                          132.46
Sedona Summit                             Gifting room stays                                        1,276.29
Sedona Transportation                     Certificates                                                670.51
Way of the Ancients                       Certificates                                              8,601.20
Martin Wolf                               Certificates                                              3,561.75
Club Sunterra                             New deals                                                 6,426.00
Fashion Square                            Certificates                                              2,500.00
Desiree Matlock                           Breakfast                                                   310.00
Michael Montis                            Certificates                                              2,250.00
Scottsdale  Villa Mirage                  Gifting Room Stays                                        1,025.38
United Coffee                             Refreshments                                                 40.82
Various                                   Certificates                                             27,817.92
Various                                   Entertainment                                               450.00
Bradshaw Color Studios                    Post cards OPC                                              360.00
Coca Cola                                 Refreshments                                                 48.96
Creative Printing                         Resort printing                                           1,336.73
Various                                   Petty cash funds                                          1,791.68
Poco Diablo Resort                        Sunterra Banquet                                          2,260.16
Printing Connection                       Design postcards                                            137.30
Ridge on Sedona Golf                      Room Stays                                                7,268.23
Tracie Schimikowsky                       RMI Advertising                                             283.40
Sedona Summit                             Room Stays                                                2,229.32
Verde Independent Bugle                   Ad                                                           65.71

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: All Seasons Resorts, Inc. (AZ)
Case No.  00-5-6936-JS (Chapter 11)
Cash Flow for the Month Ended August 31, 2000

           Invoice Payable to                     Description of Invoice / Service               Total
           ------------------                     --------------------------------               -----
Villas at Poco Diablo                     Room Stays                                                  287.68
Villas of Sedona                          Room Stays                                                   88.68
Ridge Gifting                             Gifting                                                  42,000.00
Summit Gifting                            Gifting                                                  10,000.00
AM Coffee Service                         Refreshments                                                317.15
Bell Rock Inn                             Certificates                                              1,609.75
Blazin M Ranch                            Certificates                                                 85.25
Heartline Cafe                            Certificates                                                127.50
Holiday Inn                               Certificates                                              1,221.64
Kings Ransom                              Certificates                                                795.60
Maria's Restaurant                        Certificates                                                255.00
Pink Jeep Tours                           Certificates                                              2,657.70
Red Rock Jeep                             Certificates                                              3,351.20
Ridge on Sedona Golf                      Room Stays                                                4,351.85
Sedona Adventures                         Certificates                                                692.39
Sedona Springs resort                     Room Stays                                                  287.36
Sedona Summit                             Room Stays                                                4,271.85
Sedona Transportation                     Certificates                                                482.06
Sky High Balloons                         Certificates                                              6,300.00
Spirit Travel                             Certificates                                              3,624.25
Village of Oak Creek                      Certificates                                                 75.00
Way of the Ancients                       Certificates                                              3,526.00
Martin Wolf                               Certificates                                              3,591.00
Various                                   Entertainment                                               150.00
Diamondback Aviation                      Certificates                                             11,200.00
Lynn Evola                                Catering                                                  2,454.20
Fournos Restaurant                        Certificates                                                765.00
Ingersoll Bosse                           Full page ad                                              5,195.00
Kathleen Mallory                          Catering                                                    949.48
Office Furniture                          Tote Bags                                                 3,087.88
Petty Cash                                OPC & In house fund                                       1,892.49
RCI                                       Manuals                                                   4,098.75
Ridge on Sedona Golf                      Gifting Premium                                          22,000.00
A Day in the West                         certificates/gifting premiums                             6,947.21
Bell Rock Inn                             certificates/gifting premiums                             5,757.70
Boorman, Dale                             entertainment                                               200.00
Creative printing & copy                  Scottsdale Villa Mirage UDI brochures                       651.02
Desert Jeep & Bike Rental                 certificates/gifting premiums                               783.08
Dzerigian, John                           entertainment                                                50.00
Evola, Lynn Allison                       catering                                                  1,117.10
Fournos Restaurant                        certificates/gifting premiums                               832.50
Holiday Inn express                       certificates/gifting premiums                               366.65
Ishikawa, Kenzo                           entertainment                                                50.00
Kings Ransom Quality Inn                  certificates/gifting premiums                               596.70
Malloy, Kathleen                          catering                                                    474.74
Petty Cash                                Spiff petty cash fund                                     3,475.47
Poco Diablo Resort                        banquet                                                   2,247.27
Prime Outlets Sedona                      prepaid gift certificates                                 9,000.00
Rhodes, Daniel                            entertainment                                                50.00
Roberts Creekside Cafe                    prepayment for gift certificates                          2,000.00
Roberts Creekside Cafe                    certificates/gifting premiums                             2,198.75
Sedona Photo Tours                        prepayment for gift certificates (activities)             6,000.00
Sedona Transportation to OPC              certificates/gifting premiums                               408.29
Way of the Ancients                       certificates/gifting premiums                            15,402.40

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: All Seasons Resorts, Inc. (AZ)
Case No.  00-5-6936-JS (Chapter 11)
Cash Flow for the Month Ended August 31, 2000

           Invoice Payable to                     Description of Invoice / Service               Total
           ------------------                     --------------------------------               -----
Wolf, Martin                              certificates/gifting premiums                             2,526.00
Various                                   gifting/spiffs                                           40,064.30
Charthouse                                Certificates                                              2,250.00
Coca Cola                                 Refreshments                                                 74.97
Alena Hassan                              Refreshments                                                300.00
Desiree Matlock                           Refreshments                                                310.00
Scottsdale Villa Mirage                   Room Stays                                                  909.04
Frys Food Store                           Refreshments                                                196.76
Arizona Republic                          Advertising                                                 984.40
Coca - Cola                               refreshments                                                 74.94
Frys Food Store                           refreshments                                                 19.24
Hinckley & Sierra Spring                  refreshments                                                 31.83
Matlock,Desiree                           breakfast                                                   310.00
United Coffee Service                     refreshments                                                 46.14
A Day in the West                         Certificates/Gifting Premiums                             3,736.88
Bell Rock Inn                             Certificates/Gifting Premiums                             4,501.97
Dale Boorman                              Entertainment                                               400.00
Creative Printing                         Resort printing                                           1,879.77
Direct Marketing Resource                 Flyers/Inserts                                               86.93
John Dzerigian                            Entertainment                                                50.00
Lynne Allison Evola                       Catering                                                  1,337.10
Fournos Restaurant                        Certs/gifting premiums                                      427.50
Holiday Inn Express                       Certs/gifting premiums                                    1,661.71
Kenzo Ishikawa                            Entertainment                                               100.00
Kings Ransom Quality                      Certs/gifting premiums                                      928.20
Petty Cash                                spiffs                                                    2,600.16
Printing Connection                       letterhead/platinum cards                                   776.15
Ridge on Sedona Golf                      room stays                                                6,891.23
Sedona Springs Resort                     room stays                                                   77.45
Sedona Summit                             room stays                                                1,866.60
Sweet Peppers                             Certs/gifting premiums                                       63.75
Touch of the Southwest                    Certs/gifting premiums                                       85.41
Trail Horse Adventures                    Certs/gifting premiums                                    3,062.40
Verde Canyon Railroad                     Certs/gifting premiums                                    4,083.00
Verde Santa Fe                            Certs/gifting premiums                                       80.00
Village Lodge                             Certs/gifting premiums                                      233.36
Way of the Ancients                       Certs/gifting premiums                                    3,176.00
Martin Wolfe                              Certs/gifting premiums                                    1,050.00
Frys Food Stores of Arizona               Refreshments                                                174.28
Louise Kief                               Reimb Napkins                                                17.32
Desiree Matlock                           Breakfast                                                   310.00
Rawhide                                   Certificates                                              2,500.00
                                                                                                  ----------
                                          Advertising, Sales & Marketing Total                    387,291.88

Club Sunterra                             New deals May                                            18,144.00
Tahona Daluz                              Insurance                                                   100.00
International Escrow Service              Bank & CC charges & Encore                                4,509.59
One World Art                             prints                                                    1,506.34
Pella Windows                             Repair                                                      231.33
International Escrow Service              Encore conversion                                         9,454.00
International Escrow Service              fees                                                      5,428.00
Sedona Moving & Storage                   move santa fe to Sedona                                   1,600.00
Villas of Sedona                          misc reimb                                                   77.45
Hau, Richard &                                                                                     64,995.00

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: All Seasons Resorts, Inc. (AZ)
Case No.  00-5-6936-JS (Chapter 11)
Cash Flow for the Month Ended August 31, 2000

           Invoice Payable to                     Description of Invoice / Service               Total
           ------------------                     --------------------------------               -----
Foliage Unlimited                         Void of July check                                         (425.00)
Best School of RE                         Prep course                                                 988.00
Robert Blandford                          Refund - approved w/e 6/30                                  361.45
Motor Vehicle Division                    plate                                                       148.39
Andrea Ryder                              Refund                                                      133.00
International Escrow Service              cc & bank charges (ridge/sprgs/summit/vos/vpd)            4,226.14
International Escrow Service              conversion fees                                           3,584.00
Larson Newspaper                          security deposit for newspapers                             400.00
Petty Cash                                corporate petty cash fund                                   339.93
Ryan, Nancy                               refund overpayment                                          153.39
Alan Brewer                                                                                           103.81
Arizona School of Real Estate             Real Estate Education                                       369.00
Benson Systems                                                                                        117.00
Scottsdale Villa Mirage                   Various Reimb                                               926.78
International Escrow Service              fees                                                      1,390.00
Petty Cash                                Misc. Approved w/e 6/30                                     575.90
Various                                   misc                                                        156.17
Various                                   Misc                                                        763.00
                                                                                                  ----------
                                          Miscellaneous Total                                     120,356.67

Delux Business Forms                      Sales forms                                                 165.40
Fed ex                                    Shipping                                                  1,185.57
Info USA                                  Prepayment                                                1,000.00
Office Furniture of Sedona                Office supplies                                             559.00
Preferred Image                           Repair fax                                                  822.53
Quill Corp                                Office supplies                                             221.37
Sedona Internet                           Internet service                                             20.00
All Printing                              Labels                                                      310.76
Boyd Coffee                               Coffee                                                      100.65
Creative Printing                         Printing                                                  2,536.21
Federal Express                           Shipping                                                    455.24
Oak Creek Water                           Water                                                        91.70
Office Max Credit Plan                    Office Supplies                                             140.67
Quill Corp                                Office Supplies                                             985.51
Crystal                                   water                                                       229.21
Culligan                                  water                                                       162.47
FedEx                                     shipping                                                  1,720.00
Office Furniture of Sedona                supplies                                                    265.33
Preferred Image                           supplies                                                    303.44
American Data Technology                  Web Hosting                                                 209.00
Creative Printing                         Printing                                                  1,789.20
Credit Data                               Credit service                                            2,021.56
Fedex                                     Shipping                                                  2,245.50
Matthew Leo                               Website Consultation                                        300.00
Office Furniture                          Office Supplies                                             717.81
Preferred Image                           Office Supplies                                             183.70
Printing Connection                       Letterhead                                                1,741.50
Alexander Hamilton Institute              employers guide to record keeping                            75.15
Corporate Express                         cottonwood office supplies                                1,138.36
Fedex                                     shipping                                                    958.05
Office Furniture of Sedona                office supplies                                             254.54
Preferred Image Inc                       office supplies                                             799.85
Printing Connection                       labels "call your concierge"                                526.75
Quill Corp                                office supplies                                              44.18

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: All Seasons Resorts, Inc. (AZ)
Case No.  00-5-6936-JS (Chapter 11)
Cash Flow for the Month Ended August 31, 2000

           Invoice Payable to                     Description of Invoice / Service               Total
           ------------------                     --------------------------------               -----
Sedona Internet Service                   opc internet fee                                             20.00
Compupay                                  Payroll                                                      49.74
Xerox                                     Copier                                                      156.26
Pitney Bowes                              Postage                                                     143.98
Compupay                                  Payroll Fee                                                  53.74
Credit Data                               Credit reporting                                            194.61
Compupay Inc                              payroll fees                                                 53.97
Fedex                                     shipping                                                     33.94
Staples Credit Plan                       office supplies                                              50.24
Waxie Sanitary Supply                     sanitary supply                                             121.24
                                                                                                   ---------
                                          Office Supplies and Payroll Fee Totals                   25,157.93

Various                                   August Payroll                                          395,000.00
Various                                   August Payroll                                           81,916.00
                                                                                                  ----------
                                          Payroll Total                                           476,916.00

Castle rock Mini Storage                  Storage                                                     127.00
Info Data Marketing                       Rent                                                      5,000.00
Stormaster Self Storage                   Storage                                                     688.04
Verizon Wireless                          Storage                                                     115.56
Mobile Mini                               west bldg                                                    92.48
Barton Trust                              Sept rent Castle Rock Plaza                               1,557.00
Canyon Portal Properties                  Rent                                                      3,744.49
Falcon Land Co                            Rent                                                      4,386.20
Donald Hopkins                            Rent                                                      2,469.85
Huntington Restaurants                    Rent                                                      1,600.00
Kachina Booth                             Rent                                                      1,556.24
Lantex Building                           Rent                                                      4,000.00
Joe Rackov                                Rent                                                      1,400.00
Sedona Center Development                 Rent                                                      5,255.66
Dsedona Golf Resort                       Parking space rental                                      4,464.00
Sinagua Plaza                             Rent                                                      2,665.36
Red Rock                                  Rent                                                        500.00
Sawmill University Center                 Sept rent                                                 2,031.69
Data Storage Center                       July Storage                                                 35.00
Tri City Storage                          Aug Storage                                                 362.86
                                                                                                  ----------
                                          Property Rent Total                                      42,051.43

Bull Electric                             Maintenance                                                 458.31
Expert carpet & Upholstery                Maintenance                                               1,611.24
Lumbermans                                Doors                                                       463.06
Maintenance warehouse                     Supplies                                                     61.36
Master Bible Church                       Parking                                                   3,600.00
Protection One                            Fire extinguisher                                            69.52
Rayne of Northern AZ                      Annual filter service                                       103.76
Sedona Bugbusters                         Pest control                                                 75.00
John & Joe Villegas                       Maintenance                                               1,235.10
Waxie Sanitary Supplies                   Sanitary supply                                             248.26
Raymundo Zorrilla                         Finish fountain                                           1,590.00
Arizona Santitiz                          maintenance                                               1,863.67
Cable & Wireless                          maintenance                                                  12.17
Expert carpeting                          maintenance                                                 706.32
Foliage Unlimited                         plant maintenance                                           440.00
Paul Kraus                                Ground Maintenance                                           72.00

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: All Seasons Resorts, Inc. (AZ)
Case No.  00-5-6936-JS (Chapter 11)
Cash Flow for the Month Ended August 31, 2000

           Invoice Payable to                     Description of Invoice / Service               Total
           ------------------                     --------------------------------               -----
Marks Vending Service                     resale items                                                 59.75
Protection One                            Security                                                    104.85
Arthur Sanchez                            Carpentry                                                   600.00
Sedona Safe                               Rekey                                                        57.50
Waxie Sanitation                          Supplies                                                    528.42
Foliage Unlimited                         Maint-ridge sales                                           260.00
Gardening Angels                          July Landscaping                                            100.00
Preferred Image                           repair                                                      119.24
Brads Carpet Cleaning                     west bldg remodel                                           805.00
Choice Point                              July Svc                                                     25.00
Abrigo Fire Protection                    Annual Maintenance                                          241.65
Arizona restroom Sanitiz                  Maintenance                                               7,757.75
Bull Electric                             Maintenance                                                 226.81
Foliage Unlimited                         Maintenance                                                 425.00
Goettls High Desert Mech                  Reset Thermostat                                             50.00
Gillian Jones                             Maintenance                                                 100.00
Sedona Bugbuster                          Maintenance                                                 145.00
Sedona safe                               Maintenance                                                  93.05
Luke Singer                               5 hrs work                                                   50.00
Thyssen Elevator                          Maintenance                                                 142.64
Waxie sanitary                            Supplies                                                    453.41
Arizona Restroom Sanitiz                  August maintenance                                        2,210.78
Barris, Leon                              reimb for telephone repair part                             274.65
Best by Farr LLC                          replace broken ice bin switch                               129.52
Cottonwood Glass & Mirror                 2 pieces of glass for west bldg                             115.23
Cox, Fred                                 repair work done for cottonwood telemarketing booths        900.00
Expert carpet & upholstery                clean carpet in child care unit                             174.00
Robinson, Aaron                           work done on cottonwood telemarketing booths                330.00
Sanchez, Arthur                           supplies/materials/carpentry for west bldg                  479.17
Schaller Construction                     material invoices for west bldg                             664.06
Sedona Summit resort                      ace hardware invoice paid by HOA                             55.08
Whitelaw, Stephen                         fax & copier cleaning                                       120.00
Cable & Wireless                                                                                        1.98
Scottsdale Villa Mirage                   Cleaning                                                    112.50
Waxie Sanitary Supplies                   Sanitary supply                                             313.86
Professional Plants Inc                   Aug Plant Service                                           200.00
Waxie Sanitary Supply                     Sanitary Supplies                                            94.32
Xerox                                     Copier Maint                                                245.65
City of Scottsdale                        False alarms                                                210.00
Otis Elevator                             Service                                                     576.15
Scottsdale Villa Mirage                   Cleaning                                                    112.50
Scottsdale Villa Mirage                   Sales cleaning                                              112.50
                                                                                                   ---------
                                          Repairs & Maintenance Total                              32,386.79

Sprint                                    Phone                                                       546.99
US West Communications                    Phone                                                     6,186.32
Verizon Wireless                          Phone                                                       472.81
Airtouch Paging                           paging                                                       91.11
Sprint                                    paging                                                    3,958.48
Lucent Technologies                       Telephone                                                   823.95
Sedona Communications                     Telephone                                                    11.94
Sprint                                    Telephone                                                 6,268.06
US West Communications                    Telephone                                                 1,932.10
Lucent Technology                         Telephone                                                 2,237.67

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: All Seasons Resorts, Inc. (AZ)
Case No.  00-5-6936-JS (Chapter 11)
Cash Flow for the Month Ended August 31, 2000

           Invoice Payable to                     Description of Invoice / Service               Total
           ------------------                     --------------------------------               -----
US West Communication                     Telephone                                                 4,268.88
Verizon                                   Telephone                                                    56.93
Sprint                                    telephone                                                    52.96
US West Communications                    telephone                                                 6,459.67
Sprint                                    Telephone                                                   114.20
US West Communications                    Telephone                                                 1,812.58
Verizon Wireless                          cell phones                                                 214.96
                                                                                                ------------
                                          Telephone Total                                          35,509.61

Arizona Public Service                    Electric                                                    952.69
Arizona Water                             Water                                                       121.60
Citizens Arizona Gas                      Gas                                                         116.72
Citizens Arizona Gas                      void of June check                                       (1,512.00)
Arizona Public Service                    Utilities                                                 2,219.69
US West Communication                     Phone                                                    14,512.88
Arizona Public Service                    Electric                                                  1,906.68
Arizona Water                             Water                                                       296.13
Cable & Wireless                          Cable                                                       930.60
Arizona Public Service                    Electric                                                  3,913.86
Big Park Domestic Wastewater              Utilities                                                   712.15
Citizen Gas                               Utilities                                                    29.00
Mountain Waste                            Utilities                                                    40.00
Waste Management                          Service                                                     414.37
Arizona Public Service                    electric                                                    974.37
Arizona Water Co                          water/sewer - summit sales                                  118.86
White Rabbit Miniatures                   Big Easy Aug utilities                                      278.55
                                          Utilities Total                                          26,026.15
                                                                                                ------------

                                          Grand Total                                           1,543,616.64
                                                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
August 31, 2000

                                                              All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (TX)
Bankruptcy filing number                                     00-5-6937-JS
                                                             ------------
Assets:
------
Cash and cash equivalents                                     $     3,200
Cash in escrow and restricted cash                                 81,345
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        (6,728,302)
Due from related parties                                          (34,106)
Other receivables, net                                            951,180
Prepaid expenses and other assets                                  13,204
Investment in joint ventures/non-debtors                                -
Real estate and development costs                               3,763,815
Property and equipment, net                                        81,564
Intangible assets, net                                                  -
                                                              -----------
                                                              $(1,868,100)
                                                              ===========
Liabilities and equity:
----------------------
Accounts payable subject to compromise                        $   192,750
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                         (6,409)
Accrued liabilities                                                26,663
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                              -----------
                                                                  213,004

Stockholders' equity                                           (2,081,104)
                                                              -----------

Total liabilities and equity                                  $(1,868,100)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended August 31, 2000

                                                              All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (TX)
Bankruptcy filing number                                     00-5-6937-JS
                                                             ------------
Revenues:
--------
Vacation interests sales                                        $       -
Interest income                                                         -
Other income (loss)                                                     -
                                                                        -
                                                                ---------
     Total revenues                                                     -
                                                                ---------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                        -
Advertising, sales and marketing                                   20,789
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                            488
Depreciation and amortization                                       2,487
                                                                ---------
Total costs and operating expenses                                 23,764
                                                                ---------

Income (loss) from operations                                     (23,764)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                                ---------

Income (loss) before provision for taxes                          (23,764)

Provision for income taxes                                              -
                                                                ---------
Net income (loss)                                               $ (23,764)
                                                                =========


United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended August 31, 2000

                                                              All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (TX)
Bankruptcy filing number                                     00-5-6937-JS
Inflows:                                                     ------------
-------
Deposit/Collection
------------------
Encore                                                            $   533
Tour Sales                                                            (40)
Operating Refunds                                                   3,814
Escrow Funds                                                       12,010
Employee Payroll Deduction Reimbursement                             (178)
                                                                  -------

    Subtotal-Deposit/Collection Inflows                            16,139

Other
-----
Asset Sales                                                             -
                                                                  -------
    Total Cash Inflows                                             16,139
                                                                  -------
Outflows:
--------
Operating-Resorts                                                   3,286
                                                                  -------

    Total Cash Outflows                                           $ 3,286
                                                                  -------

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: All Seasons Resorts, Inc. (TX)
Case No.  00-5-6937-JS  (Chapter 11)
Cash Flow for the Month Ended August 31, 2000


            Invoice Payable to                        Description of Invoice / Service                Total
            ------------------                        --------------------------------                -----
Ozarka Water                                Water cooler rent                                               14.08
                                                                                                        ---------
                                            Equipment Leases Total                                          14.08

Woodson-Mbacke                              Refund NSF chgs                                                 25.00
                                                                                                        ---------
                                            Miscellaneous Total                                             25.00

Federal Express                             Shipping                                                        89.18
Petty Cash                                  Petty cash                                                     205.21
UPS                                         Shipping                                                        53.75
Danka                                       Copy usage                                                       9.57
UPS                                         Shipping                                                       109.40
                                                                                                        ---------
                                            Office Supplies Total                                          467.11

Montgomery Self Storage                     Rent                                                           220.00
                                                                                                        ---------
                                            Property Rent Total                                            220.00

Roy Chapman                                 Repair work                                                    250.00
Conroe Lock & Key                           keys & combinations                                             93.10
                                                                                                        ---------
                                            Repairs & Maintenance Total                                    343.10

GTE                                         phone                                                          150.29
Sprint                                      phone                                                          153.74
                                                                                                        ---------
                                            Telephone Total                                                304.03

Mid South Electric                          Utilities                                                    1,641.86
Montgomery Co MUD #4                        Utilities                                                      228.00
                                                                                                        ---------
                                            Utilities Total                                              1,869.86

Various                                     Misc                                                            42.78
                                                                                                        ---------
                                            Miscellaneous Total                                             42.78
                                                                                                        ---------

                                            Grand Total                                                  3,285.96
                                                                                                        =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
August 31, 2000

                                                                     Grand
Legal entity                                                     Beach, LP
Bankruptcy filing number                                      00-5-6945-JS
                                                              ------------
Assets:
------
Cash and cash equivalents                                     $     23,967
Cash in escrow and restricted cash                               3,541,437
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                         (9,979,601)
Due from related parties                                           481,311
Other receivables, net                                           5,440,106
Prepaid expenses and other assets                                  166,698
Investment in joint ventures/non-debtors                                 -
Real estate and development costs                               19,478,602
Property and equipment, net                                        625,572
Intangible assets, net                                              47,445
                                                              ------------

                                                              $ 19,825,537
                                                              ============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                        $  4,405,807
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         214,891
Accrued liabilities                                                731,076
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 5,351,774

Stockholders' equity                                            14,473,763
                                                              ------------

Total liabilities and equity                                  $ 19,825,537
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended August 31, 2000

                                                                     Grand
Legal entity                                                     Beach, LP
Bankruptcy filing number                                      00-5-6945-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                      $    163,684
Interest income                                                          -
Other income (loss)                                                (65,168)
                                                              ------------
     Total revenues                                                 98,516
                                                              ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                    35,689
Advertising, sales and marketing                                   155,489
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                          37,850
Depreciation and amortization                                       22,989
                                                              ------------
Total costs and operating expenses                                 252,017
                                                              ------------

Income (loss) from operations                                     (153,501)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                          (153,501)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $   (153,501)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended August 31, 2000

                                                                     Grand
Legal entity                                                     Beach, LP
Bankruptcy filing number                                      00-5-6945-JS
                                                              ------------
Inflows:
-------

Deposit/Collection
------------------
  Encore                                                      $     65,645
Employee Payroll Deduction Reimbursement                             1,261
                                                              ------------

    Subtotal-Deposit/Collection Inflows                             66,906

Other
-----
Asset Sales                                                              -
                                                              ------------

Total Cash Inflows                                                  66,906
                                                              ------------

Outflows:
--------
Operating-Resorts                                                   68,440
Payroll-Resorts(S&W)                                                73,072
Commissions-Post                                                    43,375
HOA Subsidies & Maintenance Fees                                    79,328
                                                              ------------

Total Cash Outflows                                           $    264,215
                                                              ------------

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Grand Beach Resort Limited Partnership
Case No. 00-5-6945-JS (Chapter 11)
Cash Flow for the Month Ended August 31, 2000

           Invoice Payable to                     Description of Invoice / Service                   Total
           ------------------                     --------------------------------                   -----
Various                                   commissions                                               5,219.00
Various                                   Commissions                                               6,733.25
Various                                   July Bonus                                               24,535.40
Multiple                                  commission                                                4,604.77
Fraser Inc                                Commission                                                2,282.40
                                                                                               -------------
                                          Commissions/Bonus Total                                  43,374.82

Fidelity Leasing                          Mailing machine                                              68.85
Neopost                                   Mailing machine -cancelled                                  181.26
Fidelity Leasing                          Security System                                              68.85
                                                                                               -------------
                                          Equipment Leases Total                                      318.96

Stewart, Jack                             reimb exp                                                    86.18
Jennifer Preble                           Expense report                                               21.70
Jack Stewart                              Expense report                                              106.55
Various                                   Expense report                                              259.68
Jack Stewart                              Expense report                                               90.52
Martha Griffin                            Expense report                                            1,422.20
Jack Stewart                              Expense Reimb                                                93.19
Lara Alexi Malak                          Expense Reimb                                               900.00
Various                                   Expense Report                                            5,679.23
                                                                                               -------------
                                          Expense Reports Total                                     8,659.25

Earl K Wood Tax Collector                 Aug                                                          30.00
                                                                                               -------------
                                          Governmental Fees & Taxes Total                              30.00

Schreeder, Wheeler, & Flint LLP           Legal                                                       995.00
Schreeder, Wheeler & Flint                Encore transfers                                          3,385.00
Schreeder Wheeler & Flint                                                                           7,659.34
                                                                                               -------------
                                          Legal & Professional Fees Total                          12,039.34

Various                                   subsidy requirement                                      79,327.55
                                                                                               -------------
                                          Maintenance Fees Total                                   79,327.55

Grand Beach                               Spiff reimbursement                                       1,250.00
Krispy Kreme                              Food                                                        151.20
Publix Supermarket                        Food                                                        401.69
Sysco Food Service                        Food related                                                525.00
Sysco                                     food for owner parties                                      730.00
Holly Camorata                            Entertainment                                               500.00
Various                                   Food                                                      1,049.68
Musak                                     Music                                                        53.00
RCI                                       New Enrollments                                             790.97
Various                                   Food                                                        599.16
Holly Camorata                            Entertainment                                               250.00
Sysco Food Servicing                      Food related                                                535.00
Royal Gardens                             garden related                                            2,900.00
Various                                   Spiff petty cash fund                                     1,250.00
Holy Camorata                             Karaoke                                                     250.00
Krispy Kreme                              Donuts                                                      103.20
Publix Supermarkets                       Refreshments                                                375.58
Sysco Food Service                        Refreshments                                                520.00

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Grand Beach Resort Limited Partnership
Case No. 00-5-6945-JS (Chapter 11)
Cash Flow for the Month Ended August 31, 2000

           Invoice Payable to                     Description of Invoice / Service                   Total
           ------------------                     --------------------------------                   -----
Petty Cash                                spiffs                                                    1,250.00
                                                                                               -------------
                                          Advertising, Sales & Marketing Total                     13,484.48

Schreeder Wheeler & Flint                 Encore transfer                                           5,575.00
Schreeder, Wheeler Flint                  Fees & Transfers                                          6,947.99
Owner Shares                              New Owners for July                                         808.00
Muzak                                                                                                  53.00
                                                                                               -------------
                                          Miscellaneous Total                                      13,383.99

Fedex                                     shipping                                                    216.70
USPS                                      postage                                                   1,000.00
Fed ex                                    Shipping                                                    113.90
Compupay                                  Payroll                                                     314.20
DHL                                       Shipping                                                     39.11
Crystal Springs Water Co                  cooler rent                                                  10.60
FedEx                                     Shipping                                                    102.96
                                                                                               -------------
                                          Office Supplies and Payroll Fee Totals                    1,797.47

Various                                   August Payroll                                           73,072.00
                                                                                               -------------
                                          Payroll Total                                            73,072.00

Premier Modular Building                  Unit rental                                               2,314.62
                                                                                               -------------
                                          Property Rent Total                                       2,314.62

Servidyne Systems                         Monitoring system monthly chg cancel Aug                    276.00
Terminix                                  Exterminator                                                 23.32
Trugreen Interior                         Plant Maint                                                 158.31
Cable & Wireless                          repair                                                       27.24
Fla carbonic                              gas                                                          14.00
Wiginton Fire Sprinklers                  inspection fee                                              115.00
Essex Builders                            repair                                                       52.50
DK Linen Service                          Linensa                                                  12,000.00
                                                                                               -------------
                                          Repairs & Maintenance Total                              12,666.37

Sprint                                    Phone                                                     2,868.07
Sprint                                    Telephone                                                   878.16
                                                                                               -------------
                                          Telephone Total                                           3,746.23
                                                                                               -------------

                                          Grand Total                                             264,215.08
                                                                                               =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
August 31, 2000

                                                             Greensprings
Legal entity                                                   Associates
Bankruptcy filing number                                     00-5-6946-JS
                                                             ------------
Assets:
------
Cash and cash equivalents                                    $          -
Cash in escrow and restricted cash                              1,051,906
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        19,096,908
Due from related parties                                          (59,825)
Other receivables, net                                          1,263,850
Prepaid expenses and other assets                                  41,726
Investment in joint ventures/non-debtors                                -
Real estate and development costs                              12,476,468
Property and equipment, net                                     1,827,113
Intangible assets, net                                                  -
                                                             ------------

                                                             $ 35,698,146
                                                             ============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                       $  1,683,771
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                              -
Accrued liabilities                                                23,539
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                1,707,310

Stockholders' equity                                           33,990,836
                                                             ------------

Total liabilities and equity                                 $ 35,698,146
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended August 31, 2000

                                                             Greensprings
Legal entity                                                   Associates
Bankruptcy filing number                                     00-5-6946-JS
                                                             ------------
Revenues:
--------
Vacation interests sales                                     $    611,970
Interest income                                                         -
Other income (loss)                                                 7,513
                                                             ------------
     Total revenues                                               619,483
                                                             ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                  161,855
Advertising, sales and marketing                                  323,753
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                         12,786
Depreciation and amortization                                      13,786
                                                             ------------
Total costs and operating expenses                                512,180
                                                             ------------

Income (loss) from operations                                     107,303

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                             ------------

Income (loss) before provision for taxes                          107,303

Provision for income taxes                                              -
                                                             ------------
Net income (loss)                                            $    107,303
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended August 31, 2000

                                                      Greensprings
Legal entity                                            Associates
Bankruptcy filing number                              00-5-6946-JS
                                                      ------------
Cash Flow is combined with Powhatan Associates
00-5-6958-JS

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet


August 31, 2000

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                             -------------
Assets:
------
Cash and cash equivalents                                    $           -
Cash in escrow and restricted cash                                       -
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                                  -
Due from related parties                                                 -
Other receivables, net                                                   -
Prepaid expenses and other assets                                        -
Investment in joint ventures/non-debtors                                 -
Real estate and development costs                                        -
Property and equipment, net                                              -
Intangible assets, net                                                   -
                                                             -------------

                                                             $           -
                                                             =============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                       $           -
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                               -
Accrued liabilities                                                      -
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                             -------------
                                                                         -

Stockholders' equity                                                     -
                                                             -------------

Total liabilities and equity                                 $           -
                                                             =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended August 31, 2000

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                             -------------
Revenues:
--------
Vacation interests sales                                      $           -
Interest income                                                           -
Other income (loss)                                                       -
                                                              -------------
     Total revenues                                                       -
                                                              -------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                                -
Depreciation and amortization                                             -
                                                              -------------
Total costs and operating expenses                                        -
                                                              -------------

Income (loss) from operations                                             -

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                              -------------

Income (loss) before provision for taxes                                  -

Provision for income taxes                                                -
                                                              -------------
Net income (loss)                                             $           -
                                                              =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended August 31, 2000

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                             -------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
August 31, 2000

                                                                   Harich
                                                                    Tahoe
Legal entity                                                  Development
Bankruptcy filing number                                     00-5-6948-JS
                                                             ------------
Assets:
------
Cash and cash equivalents                                    $          -
Cash in escrow and restricted cash                                      -
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        (3,751,336)
Due from related parties                                                -
Other receivables, net                                            467,451
Prepaid expenses and other assets                                  14,522
Investment in joint ventures/non-debtors                                -
Real estate and development costs                                 467,477
Property and equipment, net                                       119,358
Intangible assets, net                                          4,595,663
                                                             ------------

                                                             $  1,913,135
                                                             ============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                       $     40,428
Notes payable subject to compromise                             1,154,643
Accounts payable not subject to compromise                              -
Accrued liabilities                                                    (4)
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                                        -
                                                             ------------
                                                                1,195,067

Stockholders' equity                                              718,068
                                                             ------------

Total liabilities and equity                                 $  1,913,135
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended August 31, 2000

                                                                   Harich
                                                                    Tahoe
Legal entity                                                  Development
Bankruptcy filing number                                     00-5-6948-JS
                                                             ------------
Revenues:
--------
Vacation interests sales                                     $          -
Interest income                                                         -
Other income (loss)                                                     -
                                                             ------------
     Total revenues                                                     -
                                                             ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                        -
Advertising, sales and marketing                                        -
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                          3,033
Depreciation and amortization                                      58,617
                                                             ------------
Total costs and operating expenses                                 61,650
                                                             ------------

Income (loss) from operations                                     (61,650)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                             ------------

Income (loss) before provision for taxes                          (61,650)

Provision for income taxes                                              -
                                                             ------------
Net income (loss)                                            $    (61,650)
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended August 31, 2000

                                                                   Harich
                                                                    Tahoe
Legal entity                                                  Development
Bankruptcy filing number                                     00-5-6948-JS
                                                             ------------
Inflows:
-------
Deposit/Collection
------------------
    Encore                                                   $     10,686
                                                             ------------

    Subtotal-Deposit/Collection Inflows                            10,686

Other
-----
Asset Sales                                                             -
                                                             ------------

    Total Cash Inflows                                             10,686
                                                             ------------

Outflows:
--------
    Total Cash Outflows                                      $          -
                                                             ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
August 31, 2000

                                                                Lake Tahoe
                                                                   Resorts
Legal entity                                                 Partners, LLC
Bankruptcy filing number                                      00-5-6952-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $     79,479
Cash in escrow and restricted cash                                 773,967
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                        (29,211,215)
Due from related parties                                         1,430,869
Other receivables, net                                             546,662
Prepaid expenses and other assets                                  109,158
Investment in joint ventures/non-debtors                                 -
Real estate and development costs                               45,841,661
Property and equipment, net                                        239,989
Intangible assets, net                                                   -
                                                              ------------

                                                              $ 19,810,570
                                                              ============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                        $  4,719,653
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         326,899
Accrued liabilities                                                360,320
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 5,406,872

Stockholders' equity                                            14,403,698
                                                              ------------

Total liabilities and equity                                  $ 19,810,570
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended August 31, 2000

                                                                Lake Tahoe
                                                                   Resorts
Legal entity                                                 Partners, LLC
Bankruptcy filing number                                      00-5-6952-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                        $  956,022
Interest income                                                          -
Other income (loss)                                                196,692
                                                                ----------
     Total revenues                                              1,152,714
                                                                ----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                   408,900
Advertising, sales and marketing                                   417,446
Provision for doubtful accounts                                          -
Loan portfolio expenses                                              2,347
General and administrative                                          67,717
Depreciation and amortization                                        8,197
                                                                ----------
Total costs and operating expenses                                 904,607
                                                                ----------

Income (loss) from operations                                      248,107

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                                ----------

Income (loss) before provision for taxes                           248,107

Provision for income taxes                                               -
                                                                ----------
Net income (loss)                                               $  248,107
                                                                ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended August 31, 2000

                                                                Lake Tahoe
                                                                   Resorts
Legal entity                                                 Partners, LLC
Bankruptcy filing number                                      00-5-6952-JS
Inflows:                                                      ------------
-------


Deposit/Collection
------------------
Encore                                                          $   4,469
Operating Refunds                                                     195
                                                                ---------

    Subtotal-Deposit/Collection Inflows                             4,664
                                                                ---------

   Total Cash Inflows                                               4,664
                                                                ---------

Outflows:
--------
Operating-Resorts                                                 152,231
Payroll-Resorts(S&W)                                              294,833
Commissions-Post                                                   23,084
HOA Subsidies & Maintenance Fees                                  138,040
                                                                ---------

   Total Cash Outflows                                          $ 608,187
                                                                ---------

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Lake Tahoe Resort Partners, LLC
Case No. 00-5-6952-JS (Chapter 11)
Cash Flow for the Month Ended August 31, 2000

            Invoice Payable to                  Description of Invoice / Service                 Total
            ------------------                  --------------------------------                 -----
Various                                   Commissions                                            23,084.51
                                                                                              ------------
                                          Commissions Total                                      23,084.51

Pitney Bowes                              Mail machine                                            1,012.02
Ikon Office Solutions                     Copier                                                    297.68
IOS Capital                               Equip rental                                              616.34
IOS Capital                               Copier leases                                             582.43
                                                                                              ------------
                                          Equipment Leases Total                                  2,508.47

Charles Kitts                             Expense report                                             73.24
Debra Rosenow                             Expense report                                             24.60
                                                                                              ------------
                                          Expense Reports Total                                      97.84

DMV renewal                               License for van                                           342.00
Franchise Tax Board                       John Whittaker                                             80.02
South Lake Tahoe City                     Renewal                                                 1,500.00
Franchise tax Board                       tax                                                       237.43
Secretary of State                                                                                   40.00
Franchise Tax Board                       tax for John Whittaker                                    341.58
                                                                                              ------------
                                          Governmental Fees & Taxes Total                         2,541.03

Ridge Pointe POA                          Subsidy (for Ridge Point)                              81,762.00
Embassy Vacation Resort                   Maintenance fees                                        6,163.50
Tahoe Seasons Resort                      Maintenance fees                                           60.00
Various                                   Various hotel expenses                                 56,277.59
                                                                                              ------------
                                          Maintenance Fees Total                                144,263.09

EVR Tahoe                                 Room Stays                                             11,349.72
First Resorts                             Certificates                                            1,250.00
Home Depot                                Certificates                                            2,500.00
Hornblower Cruises                        Certificates                                            7,500.00
RCI                                       Owners Binders                                            530.62
Ski Run Boat                              Certificates                                            1,000.00
Barry Edelson                             Tours in July                                             744.89
EVR Tahoe                                 Room Stays                                              2,113.72
Michael Presley                           Tours in July                                             725.00
RCI                                       freight                                                    11.86
Tahoe Seasons Resorts                     Certificates                                            1,000.00
Camp Richardson                           Certificates                                            5,625.00
Hornblower Cruise                         Certificates                                            7,500.00
Camp Richardson                           certificates/gifting premiums                           3,750.00
Northern Sierra Concierge Stateline       tours                                                     260.00
RCI                                       disclosure guides                                         225.33
Travel Systems Ltd                        certificates/gifting premiums                           2,580.00
Vinyl Industrial Product                  Owner Binders                                           4,602.55
Embassy Vacation Resorts                  room stays                                             36,841.59
Travel Systems                            Certs/gifting premiums                                  3,888.00
                                                                                              ------------
                                          Advertising, Sales & Marketing Total                   93,998.28

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Lake Tahoe Resort Partners, LLC
Case No. 00-5-6952-JS (Chapter 11)
Cash Flow for the Month Ended August 31, 2000

            Invoice Payable to                  Description of Invoice / Service                  Total
            ------------------                  --------------------------------                  -----
RMI Inc                                   Doc Prep                                                   460.00
RMI Broker trust                          Bank Fees July                                           3,107.61
Sparkletts                                supplies                                                    20.82
Tahoe Beach & Ski                         gm fee                                                     687.50
Lake Tahoe Resort Partner                 petty cash                                               5,000.00
Olaf Brekke                               Refund                                                     200.00
John Whittaker                            Dues                                                        80.00
RMI Broker Trust                          Doc prep                                                   690.00
Lake Tahoe Resort Partners                set up petty cash account for tours                      4,500.00
                                                                                              -------------
                                          Miscellaneous Total                                     14,745.93

Credit Data Service                       Credit reporting                                           236.96
Fed ex                                    Shipping                                                   178.12
Armored Transport                         armored car                                                114.47
Compupay                                  Payroll                                                     80.76
Lake Tahoe Resort                         Petty cash                                               7,000.00
Microbuilt                                Credit reporting                                            40.76
Reserve Account                           Postage                                                    500.00
FedEx                                     Shipping                                                   149.25
Compupay                                  Payroll                                                    112.16
IKON office                               Service                                                    346.31
Fedex                                     Shipping                                                   311.30
Compupay Inc                              payroll fees                                               117.84
Fedex                                     shipping                                                   520.82
                                                                                              -------------
                                          Office Supplies and Payroll Fee Totals                   9,708.75

Various                                   August Payroll                                         294,833.00
                                                                                              -------------
                                          Payroll Total                                          294,833.00

GE Capital Modular Space                  aug                                                        271.91
GE Capital Modular Space                  aug                                                        271.91
Ski Run marina                            aug rent                                                 3,354.78
Buffo, Michael                            Sept rent                                                1,666.00
Presley, G Michael                        Sept rent                                                4,000.00
Ski Run Marina                            Sept rent                                                7,225.82
Tahoe Beach & Ski Club                    Sept rent                                                  500.00
                                                                                              -------------
                                          Property Rent Total                                     17,290.42

AT & T cable                              cable                                                      100.73
Rentokil                                                                                             974.48
Randy's Locksmith                         entry to trailer                                            60.00
                                                                                              -------------
                                          Repairs & Maintenance Total                              1,135.21

AT & T                                    Phone                                                      305.04
Pacific Bell                              Phone                                                      187.47
AT & T                                    phone                                                       23.01
Pacific Bell                              phone                                                      368.16
AT & T                                    Telephone                                                  111.82
Lightyear Communications                  Telephone                                                  729.52
Sprint                                    Telephone                                                  545.66

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Lake Tahoe Resort Partners, LLC
Case No. 00-5-6952-JS (Chapter 11)
Cash Flow for the Month Ended August 31, 2000

            Invoice Payable to                  Description of Invoice / Service                  Total
            ------------------                  --------------------------------                  -----
Pacific Bell                              Telephone                                                  138.99
AT & T                                    Telephone                                                  243.61
Pacific Bell                              Telephone                                                1,120.58
Pacific Bell                              Telephone                                                   92.65
Kitts, Charles                            reimb cell phone                                            37.59
                                                                                              -------------
                                          Telephone Total                                          3,904.10

Sierra Pacific Power                      Utilities                                                   42.07
Sierra Pacific Power                      Utilities                                                   20.65
Sierra Pacific Power                      electric                                                    14.80
                                                                                              -------------
                                          Utilities Total                                             77.52
                                                                                              -------------

                                          Grand Total                                            608,188.15
                                                                                              =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
August 31, 2000


                                                                   MMG
                                                               Development
Legal entity                                                         Corp.
Bankruptcy filing number                                      00-5-6954-JS
                                                              ------------
Assets:
------
Cash and cash equivalents                                     $    278,884
Cash in escrow and restricted cash                               1,845,010
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                        (23,973,762)
Due from related parties                                            50,907
Other receivables, net                                           1,919,969
Prepaid expenses and other assets                                1,056,035
Investment in joint ventures/non-debtors                                 -
Real estate and development costs                               21,967,202
Property and equipment, net                                      5,613,539
Intangible assets, net                                                   -
                                                              ------------
                                                              $  8,757,784
                                                              ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                        $  3,784,336
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         204,097
Accrued liabilities                                               (139,956)
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 3,848,477

Stockholders' equity                                             4,909,307
                                                              ------------

Total liabilities and equity                                  $  8,757,784
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended August 31, 2000


                                                                      MMG
                                                               Development
Legal entity                                                        Corp.
Bankruptcy filing number                                      00-5-6954-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $    383,016
Interest income                                                          -
Other income (loss)                                                (18,824)
                                                              ------------
     Total revenues                                                364,192
                                                              ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                    88,821
Advertising, sales and marketing                                   149,537
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                          41,530
Depreciation and amortization                                       33,640
                                                              ------------
Total costs and operating expenses                                 313,528
                                                              ------------

Income (loss) from operations                                       50,664

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                            50,664

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $     50,664
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended August 31, 2000

                                                                      MMG
                                                               Development
Legal entity                                                        Corp.
Bankruptcy filing number                                      00-5-6954-JS
                                                              ------------
Inflows:
-------

Deposit/Collection
------------------
Resort Deposits:
 Encore                                                       $     62,215
 Tour Sales                                                         (1,957)
 Operating Refunds                                                   5,274
Escrow Funds                                                        10,086
Employee Payroll Deduction Reimbursement                               997
                                                              ------------

    Subtotal-Deposit/Collection Inflows                             76,615

Other
-----
Asset Sales                                                              -
                                                              ------------

    Total Cash Inflows                                              76,615
                                                              ------------

Outflows:
--------
Operating-Resorts                                                   33,917
Payroll-Resorts(S&W)                                                78,155
Commissions-Post                                                    56,827
                                                              ------------

    Total Cash Outflows                                       $    168,899
                                                              ------------

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: MMG Development Corp.
Case No.  00-5-6954-JS (Chapter 11)
Cash Flow for the Month Ended August 31, 2000

            Invoice Payable to                        Description of Invoice / Service                 Total
            ------------------                        --------------------------------                 -----
Various                                     Commissions                                                   7,552.73
Various                                     Commission                                                      637.00
Various                                     Commission                                                   11,670.93
Multiple                                    commission                                                   17,311.12
Various                                     commissions                                                   7,577.31
Various                                     commissions                                                     600.00
Various                                     Commissions                                                  11,478.22
                                                                                                         ---------
                                            Commissions Total                                            56,827.31

Park Avenue Office Service                  rental fee (8/22-9/22)                                           24.17
Microbilt                                   credit card machine rental                                       45.58
                                                                                                         ---------
                                            Equipment Leases Total                                           69.75

Various                                     Expense report                                                1,664.92
Don Ward                                    Expense Reimb                                                 1,205.30
James Harris                                Expense Report                                                  943.00
                                                                                                         ---------
                                            Expense Reports Total                                         3,813.22

City of Ft Lauderdale                       Licenses                                                        336.00
                                                                                                         ---------
                                            Governmental Fees & Taxes Total                                 336.00

Bent Creek Golf Village                     void of July check                                           (2,645.84)
                                                                                                         ----------
                                            Maintenance Fees Total                                       (2,645.84)

Polynesian Isles HOA                        Maint Fees - Hayes                                              474.00
Polynesian Isles RPM                        Rentals                                                       4,500.00
Carousel Industries                         Fudge                                                           703.18
Collier Foods                               Gifting                                                         108.60
Great Smokie Mountain Theater               Gifting                                                          49.50
WW Travel center                            Gifting                                                         160.00
Calhouns                                    dinner certs                                                  2,500.00
                                                                                                         ---------
                                            Advertising, Sales & Marketing Total                          8,495.28

Alfred Gambill                              Refund                                                          836.27
Neopost                                     Void of July check                                             (715.54)
Gatlinburg Town Square                                                                                       52.14
Great Smokies Mega                                                                                           18.00
Knoxville Coca Cola                                                                                         182.93
Various                                     Brokers Fees                                                    600.00
Polynesian Isles                            June sales rental                                             2,250.00
                                                                                                         ---------
                                            Miscellaneous Total                                           3,223.80

Business Machines Co                        office related                                                  108.96
Compupay                                    Payroll                                                         106.08
English Mountain Spring                     water                                                           107.99
Fed ex                                      Shipping                                                        800.54
Johnson Office Equip                        Print Cartridge                                                 173.20
Miles Market                                Pager                                                            53.71
Neopost                                     Postage                                                         479.57

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: MMG Development Corp.
Case No.  00-5-6954-JS (Chapter 11)
Cash Flow for the Month Ended August 31, 2000

            Invoice Payable to                        Description of Invoice / Service                 Total
            ------------------                        --------------------------------                 -----
UPS                                         Shipping                                                         45.50
Business Machines Inc.                      office related                                                   55.00
Fedex                                       Shipping                                                      1,272.00
Thermocopy                                  copier related                                                  523.55
Airborne Express                            shipping                                                         35.64
Fedex                                       shipping                                                      1,022.74
Federal Express                             Shipping                                                        294.94
Microbuilt                                  Credit reporting                                                 45.58
FedEx                                       Shipping                                                        447.81
Fedex                                       shipping                                                        495.64
Culligan Water                              Water                                                           182.65
Danka                                       Copier Maintenance                                              399.42
Compupay                                    Payroll                                                          72.28
Federal Express                             Shipping                                                         13.78
                                                                                                        ----------
                                            Office Supplies and Payroll Fee Totals                        6,736.58

Various                                     August Payroll                                               78,155.00
                                                                                                        ----------
                                            Payroll Total                                                78,155.00

Armstrong Carpet                            Cleaning                                                      2,000.00
Johnson Pest Control                        Exterminator                                                     90.00
Patterson                                   Service call                                                     82.36
Rental Uniform Service                      Uniforms                                                        125.86
Shamrock Mechanical                         Service call                                                    353.00
Armstrong Carpet Cleaner                    carpet cleaning                                               1,000.00
Armstrong Carpet Cleaner                    carpet cleaning (7/30-8/3 & 8/16-8/19)                        1,000.00
Park Avenue Office Service                  June-July Maint                                                  24.17
                                                                                                        ----------
                                            Repairs & Maintenance Total                                   4,675.39

Bell South                                  Phone                                                           347.02
Charter communications                      Phone                                                           110.27
AT & T                                      phone                                                           307.75
Bell South                                  phone                                                           107.51
Bell South                                  Phone                                                           118.99
Bell South                                  telephone                                                       116.23
                                                                                                        ----------
                                            Telephone Total                                               1,107.77

Sevier County Electric                      Utilities                                                       555.58
Webb Creek Utility                          electric                                                      6,601.54
Sevier County Electric                      Electric                                                        931.25
Sevier County Utilities                     water/sewer                                                      16.38
                                                                                                        ----------
                                            Utilities Total                                               8,104.75
                                                                                                        ----------

                                            Grand Total                                                 168,899.01
                                                                                                        ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
August 31, 2000

                                                                                     Port Royal
Legal entity                                                                       Resort, L.P.
Bankruptcy filing number                                                           00-5-6957-JS
                                                                                   ------------
Assets:
------
Cash and cash equivalents                                                          $   (30,673)
Cash in escrow and restricted cash                                                     276,595
Mortgages receivable, net                                                                    -
Retained interests                                                                           -
Intercompany receivable                                                                (16,189)
Due from related parties                                                               119,442
Other receivables, net                                                                 835,808
Prepaid expenses and other assets                                                       97,880
Investment in joint ventures/non-debtors                                                     -
Real estate and development costs                                                      420,506
Property and equipment, net                                                            138,624
Intangible assets, net                                                                   5,234
                                                                                   -----------

                                                                                   $ 1,847,227
                                                                                   ===========

Liabilities and equity:
----------------------
Accounts payable subject to compromise                                             $   517,001
Notes payable subject to compromise                                                          -
Accounts payable not subject to compromise                                                   -
Accrued liabilities                                                                          6
Notes payable not subject to compromise                                                      -
Deferred income taxes                                                                        -
                                                                                   -----------
                                                                                       517,007

Stockholders' equity                                                                 1,330,220
                                                                                   -----------

Total liabilities and equity                                                       $ 1,847,227
                                                                                   ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended August 31, 2000

                                                                                     Port Royal
Legal entity                                                                       Resort, L.P.
Bankruptcy filing number                                                           00-5-6957-JS
                                                                                   ------------
Revenues:
--------
Vacation interests sales                                                           $          -
Interest income                                                                               -
Other income (loss)                                                                           -
                                                                                   ------------
     Total revenues                                                                           -
                                                                                   ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                                              -
Advertising, sales and marketing                                                         10,026
Provision for doubtful accounts                                                           2,123
Loan portfolio expenses                                                                       -
General and administrative                                                                9,515
Depreciation and amortization                                                             4,976
                                                                                   ------------
Total costs and operating expenses                                                       26,640
                                                                                   ------------

Income (loss) from operations                                                           (26,640)

Interest expense                                                                              -
Equity (gain) on investment in joint ventures                                                 -
Bankruptcy expenses                                                                           -
                                                                                   ------------

Income (loss) before provision for taxes                                                (26,640)

Provision for income taxes                                                                    -
                                                                                   ------------
Net income (loss)                                                                  $    (26,640)
                                                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended August 31, 2000

                                                                                     Port Royal
Legal entity                                                                       Resort, L.P.
Bankruptcy filing number                                                           00-5-6957-JS
                                                                                   ------------
Inflows:
-------

Deposit/Collection
------------------
    Encore                                                                         $    (5,075)
                                                                                   -----------

    Subtotal-Deposit/Collection Inflows                                                 (5,075)

Other
-----
Asset Sales                                                                                  -
                                                                                   -----------

    Total Cash Inflows                                                                  (5,075)
                                                                                   -----------

Outflows:
--------
Operating-Resorts                                                                          962
                                                                                   -----------

    Total Cash Outflows                                                            $       962
                                                                                   -----------

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Port Royal Resort, L.P.
Cash No.  00-5-6957-JS (Chapter 11)
Cash Flow for the Month Ended August 31, 2000

            Invoice Payable to                        Description of Invoice / Service                 Total
            ------------------                        --------------------------------                 -----
Hale & Hale                                                                                            84.00
Hargray Communications                                                                                515.64
Schreeder Wheeler Flint                     Legal related expenses                                    257.33
Old Carolina                                golf for Leroy French (manager)                            75.00
                                                                                                   ---------
                                            Miscellaneous Total                                       931.97

Fedex                                                                                                  30.44
                                                                                                   ---------
                                            Office Supplies Total                                      30.44
                                                                                                   ---------

                                            Grand Total                                               962.41
                                                                                                   =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
August 31, 2000


                                                                  Powhatan
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Assets:
------
Cash and cash equivalents                                     $         93
Cash in escrow and restricted cash                               1,757,460
Mortgages receivable, net                                        1,939,177
Retained interests                                                       -
Intercompany receivable                                         13,911,823
Due from related parties                                           159,652
Other receivables, net                                           2,193,678
Prepaid expenses and other assets                                    6,450
Investment in joint ventures/non-debtors                                 -
Real estate and development costs                                9,508,744
Property and equipment, net                                         59,716
Intangible assets, net                                             303,991
                                                              ------------

                                                              $ 29,840,784
                                                              ============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                        $    873,080
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                           8,094
Accrued liabilities                                                196,044
Notes payable not subject to compromise                          1,255,945
Deferred income taxes                                                    -
                                                              ------------
                                                                 2,333,163

Stockholders' equity                                            27,507,621
                                                              ------------

Total liabilities and equity                                  $ 29,840,784
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended August 31, 2000


                                                                  Powhatan
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                      $    166,441
Interest income                                                     13,779
Other income (loss)                                                  9,891
                                                              ------------
     Total revenues                                                190,111
                                                              ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                    36,100
Advertising, sales and marketing                                    90,964
Provision for doubtful accounts                                          -
Loan portfolio expenses                                              6,209
General and administrative                                           9,536
Depreciation and amortization                                        9,361
                                                              ------------
Total costs and operating expenses                                 152,170
                                                              ------------

Income (loss) from operations                                       37,941

Interest expense                                                     8,153
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                            29,788

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $     29,788
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended August 31, 2000


                                                                  Powhatan
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Inflows:
-------

Deposit/Collection
------------------
    Encore                                                    $     32,572
    Tour Sales                                                      (1,908)
    Operating Refunds                                               20,554
Escrow Funds                                                       288,032
                                                              ------------

    Subtotal-Deposit/Collection Inflows                            339,251

Other
-----
Asset Sales                                                              -
                                                              ------------

    Total Cash Inflows                                             339,251
                                                              ------------

Outflows:
--------
Operating-Resorts                                                   79,019
Payroll-Resorts(S&W)                                               102,500
Commissions-Post                                                   298,371
                                                              ------------

    Total Cash Outflows                                       $    479,890
                                                              ------------

Includes Powhatan Associates (00-5-6958-JS) and
    Greensprings Associates (00-5-6946-JS)

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Powhatan Associates and Greensprings Associates
Case No.  00-5-6958-JS and 00-5-6946-JS (Chapter 11)
Combined Cash Flow for the Month Ended August 31, 2000

        Invoice Payable to                   Description of Invoice / Service                 Total
        ------------------                   --------------------------------                 -----
Various                            Commissions                                                  14,473.67
Various                            Commission                                                   23,896.35
Various                            Commission                                                  105,099.14
Multiple                           Bonus                                                        17,259.13
Multiple                           commission                                                   27,074.45
Various                            commissions                                                  26,797.08
The Berkley Group                  commissions due (Jul-Aug)                                    83,772.00
                                                                                               ----------
                                   Commissions Total                                           298,371.82

Accountemps                        accounting temps                                              3,000.00
                                                                                               ----------
                                   Contract Labor Total                                          3,000.00

Minolta Leasing                    Copier                                                          882.91
American Office System             Copier                                                           90.30
                                                                                               ----------
                                   Equipment Leases Total                                          973.21

Matt Broderick                     Expense report                                                  353.61
William Gooding                    Expense report                                                1,073.68
Diane Ingram                       Expense report                                                   87.14
Multiple                           Expense Reimb                                                 1,871.20
Various                            reimb exp                                                     3,869.77
                                                                                               ----------
                                   Expense Reports Total                                         7,255.40

Greensprings                       Encore room stays                                             1,062.50
                                                                                               ----------
                                   Advertising, Sales & Marketing Total                          1,062.50

Greensprings Assoc                 amex charges                                                    689.78
Powhatan Assoc                     merchant fees                                                   341.05
Various                            Various invoices                                             36,575.43
Powhatan                           J Cooper salary                                                 876.97
BW Wilson                                                                                           94.83
Greensprings                       Credit card                                                   2,945.82
Powhatan                           Credit card                                                   5,875.77
BW Wilson                                                                                          530.36
Greensprings Assoc                 club dues-Giles                                                 139.00
                                                                                               ----------
                                   Miscellaneous Total                                          48,069.01

American Office systems                                                                            106.37
Fed ex                             Shipping                                                        101.26
Compupay                           Payroll                                                         101.80
Powhatan                           Supplies, gas , pager                                           191.03
UPS                                Shipping                                                         49.24
FedEx                              Shipping                                                        750.14
BW Wilson                          copy paper                                                      982.82
                                                                                               ----------
                                   Office Supplies and Payroll Fee Totals                        2,282.66

Greensprings Office Park           Rent                                                         13,291.67
Tr Orourk                          Rent                                                          1,300.00
                                                                                               ----------
                                   Property Rent Total                                          14,591.67

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Powhatan Associates and Greensprings Associates
Case No.  00-5-6958-JS and 00-5-6946-JS (Chapter 11)
Combined Cash Flow for the Month Ended August 31, 2000

        Invoice Payable to                   Description of Invoice / Service                 Total
        ------------------                   --------------------------------                 -----
Greensprings                       Repair                                                          49.04
BFI Industries                     Waste                                                          606.42
Mastercorp Inc                     janitorial                                                     120.00
                                                                                              ----------
                                   Repairs & Maintenance Total                                    775.46

GTE                                Phone                                                        1,008.64
                                                                                              ----------
                                   Telephone Total                                              1,008.64

Various                            August Payroll                                             102,500.00
                                                                                              ----------
                                   Payroll Total                                              102,500.00
                                                                                              ----------

                                   Grand Total                                                479,890.37
                                                                                              ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
August 31, 2000

                                                                     Resort
                                                                  Marketing
Legal entity                                               Internat'l, Inc.
Bankruptcy filing number                                       00-5-6961-JS
                                                               ------------
Assets:
------
Cash and cash equivalents                                      $    716,807
Cash in escrow and restricted cash                                  532,465
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                          (3,101,247)
Due from related parties                                         (1,597,366)
Other receivables, net                                              923,592
Prepaid expenses and other assets                                 1,195,157
Investment in joint ventures/non-debtors                                  -
Real estate and development costs                                         -
Property and equipment, net                                       1,087,415
Intangible assets, net                                            1,389,191
                                                               ------------

                                                               $  1,146,014
                                                               ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                         $  3,890,553
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                          536,978
Accrued liabilities                                                 578,660
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                  5,006,191

Stockholders' equity                                             (3,860,177)
                                                               ------------

Total liabilities and equity                                   $  1,146,014
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended August 31, 2000

                                                                     Resort
                                                                  Marketing
Legal entity                                               Internat'l, Inc.
Bankruptcy filing number                                       00-5-6961-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                       $          -
Interest income                                                           -
Other income (loss)                                                       -
                                                               ------------
     Total revenues                                                       -
                                                               ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                    409,578
Provision for doubtful accounts                                       1,863
Loan portfolio expenses                                                   -
General and administrative                                              770
Depreciation and amortization                                        40,096
                                                               ------------
Total costs and operating expenses                                  452,307
                                                               ------------

Income (loss) from operations                                      (452,307)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                           (452,307)

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $   (452,307)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended August 31, 2000

                                                                     Resort
                                                                  Marketing
Legal entity                                               Internat'l, Inc.
Bankruptcy filing number                                       00-5-6961-JS
                                                               ------------
Inflows:
-------
Deposit/Collection
------------------
Resort Deposits:
    Encore                                                     $    (11,816)
    Premier                                                       1,967,000
                                                               ------------

    Subtotal-Deposit/Collection Inflows                           1,955,184

Other
-----
Asset Sales                                                               -
                                                               ------------

    Total Cash Inflows                                            1,955,184
                                                               ------------

Outflows:
--------
Operating-Premier                                                 1,270,824
Operating-Carlsbad                                                   35,502
Operating-Resorts                                                    10,970
Payroll-RMI Orlando                                                 227,000
Payroll-Carlsbad                                                     20,150
Payroll-Resorts(S&W)                                                 66,000
                                                               ------------

    Total Cash Outflows                                        $  1,630,446
                                                               ------------

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Resort Marketing International, Inc.
Case No. 00-5-6961-JS (Chapter 11)
Cash Flow for the Month Ended August 31, 2000

            Invoice Payable to                      Description of Invoice/Service               Total
            ------------------                      ------------------------------               -----
Accountemps                                Temp help                                                  1,212.12
Accountemps                                Temp help                                                     72.46
                                                                                                     ---------
                                           Contract Labor Total                                       1,284.58

Xerox                                      Copier                                                     1,791.13
Ikon Office Solutions                      Copier                                                       161.36
Fidelity Leasing                           Security system                                            2,469.80
IOS Capital                                Copier leases                                                744.67
Fidelity Leasing                           Security System                                            1,873.83
                                                                                                     ---------
                                           Equipment Leases Total                                     7,040.79

Kevin Pereira                              Expense report                                               170.82
Tom Skraby                                 Expense report                                             1,700.37
Les Abeyta                                 Expense report                                               189.38
Kevin Pereira                              Expense report                                               465.45
Ariel Ramos                                Expense report                                               594.46
Kevin Pereira                              Expense Report                                               173.88
Ariel Ramos                                Expense Report                                               701.68
Multiple                                   Expense Reimb                                              3,094.12
Various                                    reimb exp                                                  3,711.43
Lorraine Comito                            Expense Report                                               546.10
Mike Lear                                  Expense Report                                               231.60
Eusebio Laracuente                         Expense Report                                                53.70
Stefano Mitacchione                        Expense Report                                                39.25
Kathy Natusch                              Expense Report                                               214.65
John Turner                                Expense Report                                               244.42
Various                                    reimb exp                                                  1,426.60
Multiple                                   Expense Reimb                                              1,871.75
                                                                                                     ---------
                                           Expense Reports Total                                     15,429.66

Board of Professional RE                   license RMI                                                   85.00
Secretary of State                         Annual report                                                 45.00
Florida Department of Revenue              July Sales Tax                                             1,817.76
Orange County Board                        tourist dev tax                                            2,834.37
                                                                                                     ---------
                                           Governmental Fees & Taxes Total                            4,782.13

Cypress Pointe Phase I                     Maintenance Fees - (paid for room stays)                     280.00
FT Lauderdale Beach                        Maintenance Fees - (paid for room stays)                     794.50
Polynesian                                 Maintenance Fees - (paid for room stays)                     904.00
                                                                                                     ---------
                                           Maintenance Fees Total                                     1,978.50

Citysearch.com                             Advertising                                                  320.00
Employment Guide                           Display Ad                                                   936.00
Beech outdoor Ad                           Outdoor Ad                                                   700.00
Crab House                                 Certificates                                                 140.00
FPIS                                       Certificates                                                 954.00
Jungle Jims                                Certificates                                                 187.50
Overnight Photos                           Photos                                                       256.00
Pirates Dinner Theater                     Certificates                                               4,570.51
Sleuths Mystery                            Certificates                                               1,212.64
Speedimpex                                 Newspaper & magazine                                         135.52

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Resort Marketing International, Inc.
Case No. 00-5-6961-JS (Chapter 11)
Cash Flow for the Month Ended August 31, 2000

            Invoice Payable to                      Description of Invoice/Service               Total
            ------------------                      ------------------------------               -----
World Transportation                       Bus Tours                                                    124.80
Sea world                                  Tickets                                                   18,742.00
Universal                                  Tickets                                                   28,341.00
Walt Disney World                          Tickets                                                   62,144.00
Universal                                  Tickets                                                   19,831.00
Walt Disney World                          Tickets                                                   80,711.00
Arabian Nights                             Tickets                                                   19,785.00
Busch Gardens                              Tickets                                                    3,397.20
Cypress Gardens                            Tickets                                                      174.90
Overnight Convention Photo                 Photos                                                       227.13
Pirates Dinner Adventure                   Tickets                                                    1,445.15
Seaworld                                   Tickets                                                   23,518.00
Speedimpex                                 Newspaper & Magazine                                         103.72
Universal                                  Tickets                                                  133,731.00
Disney                                     Tickets                                                   90,838.75
Crab House                                 Vouchers                                                     561.00
FPIS                                       Guest service flyers                                       1,150.10
Pirates Dinner theater                     Vouchers                                                     320.33
Polygraphex systems                        Signs                                                      1,088.55
Sleuths Mystery                            Vouchers                                                   1,207.34
Speedimpex                                 Newspaper                                                    100.40
Wonderworks                                Vouchers                                                      19.08
Various                                    Tickets                                                  280,000.00
Arabian Knights                            vouchers                                                   8,490.00
Country Store of Orange                    sign rent/advertising                                        200.00
Overnite convention photo                  photo developing                                             468.95
Polygraphix Systems                        signs                                                      1,055.76
Sleauths Mystery                           vouchers                                                     845.88
Speedimpex                                 newspapers/magazines for mercado                             128.40
Titanic                                    vouchers                                                     624.38
Wonderworks                                vouchers                                                     202.04
Various theme parks                        attraction tickets                                       222,856.55
Various theme parks                        attraction tickets                                       109,604.75
Holiday Inn Sunspree                                                                                 10,070.00
Water Mania                                Tickets                                                      167.95
Cypress Pointe Condo                       room stays                                                 3,581.09
Homewood Suites                            room stays                                                 1,587.00
FPIS Inc                                   Tic Voucher/Price sheets                                   1,597.42
Overnight Convention Photo                 photos                                                       321.43
Pirates Dinner Adventure                   vouchers                                                   2,311.04
Prime outdoor group                        Billboard Advertising                                        408.00
Ripley's Believe it or not                 vouchers                                                      42.14
Silver Springs                             vouchers                                                     124.46
Speedimpex                                 Newspapers/magazines                                         144.00
Wonderworks                                vouchers                                                      43.35
                                                                                                  ------------
                                           Advertising, Sales & Marketing Total                   1,141,848.21

Board of Professional                                                                                    36.80
First Union Bank                                                                                        100.00
Montgomery County                          Misty Vaughn child support pymt                              150.00
Luis Aluarado                              refund                                                        47.50
Cathy Clayborne                            refund                                                        42.15
James Harris                               refund                                                       136.74

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re:  Resort Marketing International, Inc.
Case No.  00-5-6961-JS  (Chapter 11)
Cash Flow for the Month Ended August 31, 2000

            Invoice Payable to                      Description of Invoice / Service                   Total
            ------------------                      --------------------------------                   -----
Robert Kelly                               refund                                                        68.00
David Sabotta                              refund                                                        42.15
Security Link                              security system monitoring                                    31.75
Uniforms to You                            uniforms for caribe                                          154.70
                                                                                                 -------------
                                           Miscellaneous Total                                          809.79

Office Depot                               Office Supplies                                              139.83
Compupay                                   Payroll Fee                                                  139.52
Compupay                                   Payroll Fee                                                  120.00
Compupay                                   Payroll Fee                                                  142.69
FedEx                                      Shipping                                                     357.62
Action                                     Courier                                                    1,838.06
Bestfax                                    Toner                                                        188.68
Action                                     Courier                                                    3,748.92
IKON office                                Service                                                       85.67
Petty cash                                 for Steve Mitacchione                                        298.78
Postmaster                                 Postage                                                      161.70
Action                                     courier service                                            1,825.32
Koerner, Maria                             reimb for office supplies                                    107.30
Action                                     courier                                                    3,770.54
Robert Copper                              reimb office supplies                                        213.64
Postmaster                                 Postage                                                      100.00
Postmaster                                 Postage                                                      100.00
                                                                                                 -------------
                                           Office Supplies and Payroll Fee Totals                    13,338.27

Various                                    August payroll                                            66,000.00
Various                                    August Payroll                                            20,150.00
Various                                    August Payroll                                           227,000.00
                                                                                                 -------------
                                           Payroll Total                                            313,150.00

San Marcos Public storage                  Storage                                                      250.00
Sorrento Mesa Self Storage                 Storage                                                      277.00
Newport National                           sept rent ste 200 & 250                                   20,237.99
MVO Services                               Rent Mercado                                               4,427.38
Public Storage                             Rent                                                         313.92
Duke Real Estate                           Sept rent                                                  5,008.50
Florida Tourist Infocent                   Aug Lake City rent                                         5,350.00
Mears Transportation                       sept rent HIMR                                            36,000.00
MVO-Management                             sept rent mercado                                          9,621.98
Rofe Properties                            sept IVB rent                                              4,346.32
Southwest Orlando Invest                   sept TICW                                                  2,140.00
Florida Tourist                            June July rent                                            10,700.00
                                                                                                 -------------
                                           Property Rent Total                                       98,673.09

Del Air                                    Repair Marketing trailer                                   2,483.44
Massey Services                            Exterminator                                                  31.80
Security Link                              Security                                                      63.50
Del Air                                    repair                                                       110.79
Southern Appeal carpet                     Carpet cleaning                                              113.26
Waste management                           Trash pickup                                                  59.05
Massey service                             Service                                                       31.80
Security Link                              Monitoring                                                    63.50

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re:  Resort Marketing International, Inc.
Case No.  00-5-6961-JS  (Chapter 11)
Cash Flow for the Month Ended August 31, 2000

            Invoice Payable to                      Description of Invoice / Service                   Total
            ------------------                      --------------------------------                   -----
Sign It Quick                              Sign                                                         431.28
Wire & Design                              Repairs                                                    1,760.00
Ikon Office Solutions                      copier maint contract                                        162.63
Wire & Design Electric                     install for copier & fax/mercado lighting                  3,643.75
Advanced Business Products                 software/consulting fees                                   3,573.98
Florida Tourist                            repaint signs                                                532.25
Massey Services                            pest services                                                 31.80
Security Link                              monitoring service                                            31.75
Clara Trimmer                              ticket refund                                                138.00
Linda Wilson                               refund tour deposit                                          300.00
Wire & Design Electric                     relocate security camera                                   1,350.00
                                                                                                 -------------
                                           Repairs & Maintenance Total                               14,912.58

Pacific Bell                               phone                                                        675.70
Pacific Bell                               Telephone                                                    970.66
AT & T                                     Phone                                                         95.75
Nextel                                     Phone                                                      4,505.43
Bellsouth Telecommunications               phone                                                      1,630.01
AT & T                                     Telephone                                                    364.02
Bell South                                 Telephone                                                    112.60
Nextel                                     Telephone                                                  3,302.30
Sprint                                     Telephone                                                  1,646.45
Cable & Wireless                           condo phone bill                                               1.09
Cable & Wireless                           Telephone                                                      0.95
All Cellular Inc                           cell phone                                                    64.32
Fox Fiber Optics                           Telephone                                                    265.27
Sprint                                     phone                                                         48.02
Sprint                                     telephone                                                     48.02
                                                                                                 -------------
                                           Telephone Total                                           13,730.59

Florida Power                              Utilities                                                  1,745.29
Orlando Utilities                          Utilities                                                    215.12
Raccoon Lake Camp resort                   Electric                                                     132.87
Orlando Utilities                          Electric Bayhill                                              19.63
Fla Power                                  Electric                                                     692.20
Orlando Utilities                          Electric                                                     570.64
Raccoon Lake Resort                        Electric                                                      91.60
                                                                                                 -------------
                                           Utilities Total                                            3,467.35
                                                                                                 -------------

                                           Grand Total                                            1,630,445.54
                                                                                                  ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
August 31, 2000

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                   $         -
Cash in escrow and restricted cash                                    -
Mortgages receivable, net                                             -
Retained interests                                                    -
Intercompany receivable                                      (1,078,293)
Due from related parties                                              -
Other receivables, net                                          306,525
Prepaid expenses and other assets                                     -
Investment in joint ventures/non-debtors                       (130,047)
Real estate and development costs                             2,007,184
Property and equipment, net                                           -
Intangible assets, net                                                -
                                                            -----------

                                                            $ 1,105,369
                                                            ===========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                      $         -
Notes payable subject to compromise                                   -
Accounts payable not subject to compromise                            -
Accrued liabilities                                                   3
Notes payable not subject to compromise                               -
Deferred income taxes                                                 -
                                                            -----------
                                                                      3

Stockholders' equity                                          1,105,366
                                                            -----------

Total liabilities and equity                                $ 1,105,369
                                                            ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended August 31, 2000

                                                              Ridge Point
                                                                  Limited
Legal entity                                                  Partnership
Bankruptcy filing number                                     00-5-6962-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                       $        -
Interest income                                                         -
Other income (loss)                                                     -
                                                               ----------
     Total revenues                                                     -
                                                               ----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                        -
Advertising, sales and marketing                                   20,831
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                          1,325
Depreciation and amortization                                           -
                                                               ----------
Total costs and operating expenses                                 22,156
                                                               ----------

Income (loss) from operations                                     (22,156)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                               ----------

Income (loss) before provision for taxes                          (22,156)

Provision for income taxes                                              -
                                                               ----------
Net income (loss)                                              $  (22,156)
                                                               ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended August 31, 2000

                                                       Ridge Point
                                                           Limited
Legal entity                                           Partnership
Bankruptcy filing number                              00-5-6962-JS
                                                      ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
August 31, 2000



Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                     $        -
Cash in escrow and restricted cash                                     -
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                                -
Due from related parties                                               -
Other receivables, net                                                 -
Prepaid expenses and other assets                                      -
Investment in joint ventures/non-debtors                               -
Real estate and development costs                                      -
Property and equipment, net                                            -
Intangible assets, net                                                 -
                                                              ----------

                                                              $        -
                                                              ==========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                        $        -
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                             -
Accrued liabilities                                                    -
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                              ----------
                                                                       -

Stockholders' equity                                                   -
                                                              ----------

Total liabilities and equity                                  $        -
                                                              ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended August 31, 2000



Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                      $        -
Interest income                                                        -
Other income (loss)                                                    -
                                                              ----------
     Total revenues                                                    -
                                                              ----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                             -
Depreciation and amortization                                          -
                                                              ----------
Total costs and operating expenses                                     -
                                                              ----------

Income (loss) from operations                                          -

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                              ----------

Income (loss) before provision for taxes                               -

Provision for income taxes                                             -
                                                              ----------
Net income (loss)                                             $        -
                                                              ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended August 31, 2000



Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
August 31, 2000

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                    $     291,564
Cash in escrow and restricted cash                               6,985,431
Mortgages receivable, net                                      229,995,854
Retained interests                                              28,450,184
Intercompany receivable                                       (239,161,283)
Due from related parties                                           (70,344)
Other receivables, net                                          10,051,839
Prepaid expenses and other assets                                  445,252
Investment in joint ventures/non-debtors                                 -
Real estate and development costs                                        -
Property and equipment, net                                        793,597
Intangible assets, net                                          10,286,606
                                                             -------------

                                                             $  48,068,700
                                                             =============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                       $   1,716,098
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                       1,914,538
Accrued liabilities                                                347,796
Notes payable not subject to compromise                        103,021,978
Deferred income taxes                                                    -
                                                             -------------
                                                               107,000,410

Stockholders' equity                                           (58,931,710)
                                                             -------------

Total liabilities and equity                                 $  48,068,700
                                                             =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended August 31, 2000

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $          -
Interest income                                                  2,358,485
Other income (loss)                                                113,844
                                                              ------------
     Total revenues                                              2,472,329
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                  2,108,241
Loan portfolio expenses                                            726,993
General and administrative                                        (151,437)
Depreciation and amortization                                       22,653
                                                              ------------
Total costs and operating expenses                               2,706,450
                                                              ------------

Income (loss) from operations                                     (234,121)

Interest expense                                                 1,144,889
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                        (1,379,010)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $ (1,379,010)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended August 31, 2000

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Resort Deposits:
    Cash-Out Program                                             $   7,410
Sunterra Finance Servicing Fee Income                              124,511
Employee Payroll Deduction Reimbursement                            15,126
                                                                 ---------

    Subtotal-Deposit/Collection Inflows                            147,047

Other
-----
Asset Sales                                                              -
                                                                 ---------

    Total Cash Inflows                                             147,047
                                                                 ---------

Outflows:
---------
Operating-Sunterra Finance                                         376,755
Payroll-Sunterra Finance                                           296,148
                                                                 ---------

    Total Cash Outflows                                          $ 672,903
                                                                 ---------

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Financial Services, Inc.
Case No. 00-5-6965-JS (Chapter 11)
Cash Flow for the Month Ended August 31, 2000

           Invoice Payable to                     Description of Invoice / Service                 Total
           ------------------                     --------------------------------                 -----
Globe Furniture Rental                   Lease                                                        178.15
IOS Capital                              Copier                                                       372.00
IKON Office Solutions                    copier lease                                                 426.04
IOS Capital                              copier lease                                                 418.92
                                                                                              --------------
                                         Equipment Leases Total                                     1,395.11

Michelle Horton                          Expense report                                                69.60
Lillian Luu                              Expense report                                               237.24
Shannon Elms                             Expense report                                             2,019.69
Multiple                                 Expense report                                             2,157.11
Chuatiuco, Carolyn                       Expense report                                                93.63
Peterson, Allen                          Expense report                                               481.21
                                                                                              --------------
                                         Expense Reports Total                                      5,058.48

Brice Vander Linden & W Dallas           Legal fees foreclosures                                    2,530.00
Johnson Brooks Murrel                    Legal fees                                                   130.00
Johnson Brooks Murrell                   Legal Fees                                                19,680.00
Chicago Title Insurance                  Deed releases/recordings/assignments                       5,457.00
First American Title                     Deed releases/recordings/assignments                         300.00
                                                                                              --------------
                                         Legal & Professional Fees Total                           28,097.00

Samatha Stephen                          Spiff reimbursement                                        1,950.00
                                                                                              --------------
                                         Advertising, Sales & Marketing Total                       1,950.00

Todd Ness                                Refund                                                       156.36
Dean Nowak                               Refund                                                     2,189.10
RPM                                      Payroll reimbursement                                     52,192.62
Deconcini McDonald Yetwi                 Sunterra project                                          13,468.00
Murrell Johnson                                                                                       125.00
Pacer Service Center                                                                                   39.31
Samantha Stephen                         Spiff reimbursement                                        2,500.00
Concord Servicing Corp                   Ansley buyback/M Hubbard                                      29.85
Chicago Title Service                    Title reports                                              5,118.00
Concord Servicing                        Loan servicing                                           137,346.86
Deconcini McDonald                                                                                  1,595.00
ES Financial Corp                        Cypress Pointe resort portfolio contract services         28,709.90
Finova Portfolio Service                 various resorts                                           12,194.37
                                                                                              --------------
                                         Miscellaneous Total                                      255,664.37

Fed ex                                   Shipping                                                     670.75
UPS                                      Shipping                                                     142.20
Advanced Marketing                       Paper                                                        136.74
Pacer Service Center                     Credit check                                                  14.83
Shred It                                 Paper shredding                                               85.00
Desert Copy                              Fax cartridge                                                116.90
Federal Express                          Shipping                                                     421.18
Petty Cash                               Reimbursement                                                493.83
Advance Marketing Corp                   Prepayment Office Supplies                                 1,500.00
DHL Worldwide Express                    Shipping                                                      82.71
Affirmed Medical Service Las Vegas       First Aid Kit Supplies                                        87.46
FEDEX                                    Shipping                                                      85.28
Reserve Account                          Supplies                                                   1,500.00

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Financial Services, Inc.
Case No. 00-5-6965-JS (Chapter 11)
Cash Flow for the Month Ended August 31, 2000

           Invoice Payable to                     Description of Invoice / Service                 Total
           ------------------                     --------------------------------                 -----
Shred It                                 Paper shredding                                              106.25
UPS                                      Shipping                                                      18.13
USPS                                     Postage                                                       16.85
Business & Legal Reports                 Reports                                                      216.95
CD Data                                  County CD ROM                                                499.00
Fedex                                    Shipping                                                   1,446.14
LaSalle Bank                             Document Storage                                          15,941.05
Mckesson Water                           Water & Coffee                                             1,500.00
Desert Copy                                                                                            37.78
Shred it                                 paper shredding                                               97.75
UPS                                      shipping                                                      18.67
Fedex                                    shipping                                                     692.69
R & S Printing                           stationary                                                   628.19
Laser World                              copier supplies/toner                                        846.85
                                                                                              --------------
                                         Office Supplies and Payroll Fee Totals                    27,403.18

Various                                  August Payroll                                           296,148.00
                                                                                              --------------
                                         Payroll Total                                            296,148.00

Charleston West Mini Storage             multi unit lease                                             665.00
Canyon Lake Apartment                    Sept rent                                                    800.00
Charleston West Mini Storage             multi unit lease                                             770.00
Howard Hughes Properties                 Sept rent                                                 24,294.20
                                                                                              --------------
                                         Property Rent Total                                       26,529.20

Mr Plant                                 Plant Maint                                                   49.00
Alarmco                                  Alarm                                                         73.50
Abes Plumbing                            Plumbing                                                      91.14
All Pro Heating & Air Co                 Filter Service                                               285.00
Phoenix Pest Control                     Pest Control                                                  30.00
Desert Copy                              Maint Copiers                                                299.87
                                                                                              --------------
                                         Repairs & Maintenance Total                                  828.51

Sprint                                   Phone                                                         38.28
Sprint                                   phone                                                      4,904.54
Sprint                                   Telephone                                                 13,720.37
Sprint                                   telephone                                                  5,856.90
                                                                                              --------------
                                         Telephone Total                                           24,520.09

Nevada Power                             Power                                                         87.10
Southwest Gas                            Utilities                                                     26.58
Southwest Gas                            Utilities                                                     11.71
Southwest Gas                            Utilities                                                     21.09
McKesson Water Company                   Void of July Check                                        (1,200.00)
Nevada Power                             Electric                                                   5,162.84
McKesson Water Co                        Water                                                      1,200.00
                                                                                              --------------
                                         Utilities Total                                            5,309.32
                                                                                              --------------

                                         Grand Total                                              672,903.26
                                                                                              ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
August 31, 2000


                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Assets:
------
Cash and cash equivalents                                   $      211,927
Cash in escrow and restricted cash                                 138,685
Mortgages receivable, net                                        1,794,589
Retained interests                                                       -
Intercompany receivable                                        (10,811,141)
Due from related parties                                           (83,400)
Other receivables, net                                           1,548,205
Prepaid expenses and other assets                                  432,638
Investment in joint ventures/non-debtors                                 -
Real estate and development costs                                7,467,181
Property and equipment, net                                      5,696,664
Intangible assets, net                                                   -
                                                            --------------
                                                            $    6,395,348
                                                            ==============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                      $    2,571,427
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         380,052
Accrued liabilities                                                 31,147
Notes payable not subject to compromise                             25,220
Deferred income taxes                                                    -
                                                            --------------
                                                                 3,007,846

Stockholders' equity                                             3,387,502
                                                            --------------

Total liabilities and equity                                $    6,395,348
                                                            ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended August 31, 2000

                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                    $      (11,672)
Interest income                                                          -
Other income (loss)                                                 46,448
                                                            --------------
     Total revenues                                                 34,776
                                                            --------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                     4,755
Provision for doubtful accounts                                     15,825
Loan portfolio expenses                                                637
General and administrative                                          11,635
Depreciation and amortization                                       42,606
                                                            --------------
Total costs and operating expenses                                  75,458
                                                            --------------

Income (loss) from operations                                      (40,682)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                            --------------

Income (loss) before provision for taxes                           (40,682)

Provision for income taxes                                               -
                                                            --------------
Net income (loss)                                           $      (40,682)
                                                            ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended August 31, 2000

                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Inflows:
-------

Deposit/Collection
------------------
    Encore                                                  $          285
                                                            --------------
    Subtotal-Deposit/Collection Inflows                                285

Other
-----
Asset Sales                                                              -
                                                            --------------

    Total Cash Inflows                                                 285
                                                            --------------

Outflows:
--------
Operating-Resorts                                                        -
                                                            --------------

    Total Cash Outflows                                     $            -
                                                            --------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
August 31, 2000



                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                               $ -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                                   -
Due from related parties                                                  -
Other receivables, net                                                    -
Prepaid expenses and other assets                                         -
Investment in joint ventures/non-debtors                                  -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                                        ---
                                                                        $ -
                                                                        ===
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                  $ -
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                                -
Accrued liabilities                                                       -
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                                        ---
                                                                          -

Stockholders' equity                                                      -
                                                                        ---
Total liabilities and equity                                            $ -
                                                                        ===

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended August 31, 2000


                                                                Williamsburg
Legal entity                                                 Vacations, Inc.
Bankruptcy filing number                                        00-5-6967-JS
                                                                ------------
Revenues:
--------
Vacation interests sales                                                 $ -
Interest income                                                            -
Other income (loss)                                                        -
                                                                         ---
     Total revenues                                                        -
                                                                         ---

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                           -
Advertising, sales and marketing                                           -
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General and administrative                                                 -
Depreciation and amortization                                              -
                                                                         ---
Total costs and operating expenses                                         -
                                                                         ---

Income (loss) from operations                                              -

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                         ---

Income (loss) before provision for taxes                                   -

Provision for income taxes                                                 -
                                                                         ---
Net income (loss)                                                        $ -
                                                                         ===

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended August 31, 2000



                                                              Williamsburg
Legal entity                                               Vacations, Inc.
Bankruptcy filing number                                      00-5-6967-JS
No cash flow for this entity.                                 ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
August 31, 2000

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Assets:
------
Cash and cash equivalents                                      $          -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                           3,124,235
Due from related parties                                                  -
Other receivables, net                                               86,380
Prepaid expenses and other assets                                     1,001
Investment in joint ventures/non-debtors                                  -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                               ------------
                                                               $  3,211,616
                                                               ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                         $  1,325,555
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                           57,138
Accrued liabilities                                                  79,229
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                  1,461,922

Stockholders' equity                                              1,749,694
                                                               ------------

Total liabilities and equity                                   $  3,211,616
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended August 31, 2000

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                       $          -
Interest income                                                           -
Other income (loss)                                                     831
                                                               ------------
     Total revenues                                                     831
                                                               ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                        831
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                           11,149
Depreciation and amortization                                             -
                                                               ------------
Total costs and operating expenses                                   11,980
                                                               ------------

Income (loss) from operations                                       (11,149)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------
Income (loss) before provision for taxes                            (11,149)

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $    (11,149)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended August 31, 2000

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Inflows:
-------
Deposit/Collection
------------------
 Other-Design International                                    $        172
                                                               ------------
  Subtotal-Deposit/Collection Inflows                                   172

Other
-----
Asset Sales                                                               -
                                                               ------------

  Total Cash Inflows                                                    172
                                                               ------------

Outflows:
--------
Operating-Resorts                                                    18,417
                                                               ------------

  Total Cash Outflows                                          $     18,417
                                                               ------------

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Design International-RMI, Inc.
Case No. 00-5-8313-JS  (Chapter 11)
Cash Flow for the Month Ended August 31, 2000

        Invoice Payable to               Description of Invoice / Service              Total
        ------------------               --------------------------------              -----
Dina Caruso                        Trip advance                                          775.00
Dina Caruso                        Expense report                                        134.01
                                                                                  -------------
                                   Expense Reports Total                                 909.01

Richloom Fabrics                   Fabrics                                               816.50
Hotel Furniture Sales              Furniture                                           2,181.02
Seagull Lighting                   Lighting                                            1,180.80
Poly Wood Inc                      Bent Creek FF & E                                  13,330.00
                                                                                  -------------
                                   Miscellaneous Total                                17,508.32
                                                                                  -------------

                                   Grand Total                                        18,417.33
                                                                                  =============